UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

Alexander Kymn

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: July 31

Registrant is making a filing for 11 of its series:

Wells Fargo Capital Growth Fund, Wells Fargo Disciplined U.S. Core Fund, Wells Fargo Endeavor Select Fund, Wells Fargo Growth Fund, Wells Fargo Classic Value Fund, Wells Fargo Large Cap Core Fund, Wells Fargo Large Cap Growth Fund, Wells Fargo Large Company Value Fund, Wells Fargo Low Volatility U.S. Equity Fund, Wells Fargo Omega Growth Fund, and Wells Fargo Premier Large Company Growth Fund.

Date of reporting period: July 31, 2019

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report

July 31, 2019

Wells Fargo Capital Growth Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Capital Growth Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Capital Growth Fund for the 12-month period that ended July 31, 2019. After the first six months of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally enjoyed a recovery during the final six months amid continued concerns about global economic growth, international trade, geopolitical tensions, and bouts of market volatility. These concerns negatively influenced international equity markets.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 7.99% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 2.27%. The MSCI EM Index (Net)3 slipped 2.18%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 8.08%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 3.74%, the Bloomberg Barclays Municipal Bond Index6 gained 7.31%, and the ICE BofAML U.S. High Yield Index7 added 6.94%.

Entering the fourth quarter of 2018, economic data was encouraging.

Domestic equity investors entered the fourth quarter of 2018 with reasons to be optimistic. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada progressed. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in September 2018, one of four rate increases implemented during the calendar year, a sign of its confidence in the strength of the U.S. economy.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. In September 2018, international investors began to factor a number of disconcerting economic and business data points: lower July manufacturers’ and industrial orders in Germany; falling purchasing manager index numbers for August from the United Kingdom, China, and India; and declining household spending for August in Japan. Taken together, the data fed growing concerns over slowing global growth that unnerved investors.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Capital Growth Fund

Letter to shareholders (unaudited)

Global markets suffered during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008. A partial U.S. government shutdown driven by partisan policy disputes extended into January.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecasted the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, a combination of dovish Fed sentiment and steady, if not spectacular, U.S. economic and business metrics reinforced investors’ confidence. Monthly job creation data and corporate profits, while less consistent than during 2018, were solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth. During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%.

During May 2019, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit caused Prime Minister Theresa May to resign. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

As had been the case during most of 2019 to date, just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs.

President Mario Draghi of the European Central Bank said that if the outlook doesn’t improve, the bank will cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July 2019.

“December’s S&P 500 Index performance was the worst since 1931.”

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Capital Growth Fund  |  3

Letter to shareholders (unaudited)

Later in July 2019, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Despite the accommodative approach of central banks, investors continued to have misgivings about the durability of economic growth globally and a pervasively cautious tone influenced the world’s equity and fixed-income markets.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Capital Growth Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®‡

Christopher J. Warner, CFA®‡

Average annual total returns (%) as of July 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WFCGX)	7-31-2007	7.92	12.66	13.97	14.50	14.00	14.64	1.27	1.12

Class C (WFCCX)	7-31-2007	12.74	13.17	13.80	13.74	13.17	13.80	2.02	1.87

Class R6 (WFCRX)[3]	11-30-2012	–	–	–	15.03	14.50	15.18	0.84	0.61

Administrator Class (WFCDX)	6-30-2003	–	–	–	14.63	14.17	14.87	1.19	0.95

Institutional Class (WWCIX)	4-8-2005	–	–	–	14.89	14.43	15.15	0.94	0.71

Russell 1000® Growth Index[4]	–	–	–	–	10.82	14.25	15.74	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Capital Growth Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2019[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through November 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 1.11% for Class A, 1.86% for Class C, 0.60% for Class R6, 0.94% for Administrator Class, and 0.70% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[4]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Capital Growth Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period that ended July 31, 2019.

∎	Stock selection in information technology (IT) and select names within the consumer discretionary sector were key contributors to performance.

∎	Stock selection within the communication services sector detracted from performance.

Volatility reemerged during the middle of the 12-month period.

While global stock markets posted positive returns during the 12-month period, it was not an entirely smooth ride for investors. Optimism for synchronized global economic growth eventually evolved into a decidedly risk-off market driven by escalating uncertainty and investor fear. Mounting geopolitical concerns, rising domestic interest rates, concern over the stability of select emerging market economies, and escalating fears of a trade war between the U.S. and China contributed to market volatility. The Federal Reserve’s shift toward a neutral interest rate policy stance—and eventual easing—helped ease concerns and provided a tailwind for equities to reach new highs by the end of the period.

Despite increased uncertainty, we have not significantly repositioned the Fund. We continue to emphasize companies with a secular rather than a cyclical growth profile. The Fund remains positioned toward companies with high visibility of earnings growth and those positioned on the right side of change. We believe this strategy will prove beneficial should volatility levels remain elevated.

Ten largest holdings (%) as of July 31, 2019[6]

Microsoft Corporation	8.51

Amazon.com Incorporated	6.36

Alphabet Incorporated Class A	5.82

Visa Incorporated Class A	5.23

UnitedHealth Group Incorporated	3.96

Union Pacific Corporation	2.96

The Home Depot Incorporated	2.91

Waste Connections Incorporated	2.84

Total System Services Incorporated	2.46

Fiserv Incorporated	2.46

The Fund’s IT and select consumer discretionary holdings contributed to relative performance.

Within the IT sector, the Fund’s position in Shopify Incorporated contributed to returns. Shopify, a provider of e-commerce solutions for direct-to-consumer brands such as Tesla Motors, Incorporated, traditionally focused on small and medium-size businesses but is currently penetrating larger businesses via its Shopify Plus offering. Shopify benefits from its customers’ growth by processing payments for smaller customers and charging a fee on each transaction for larger customers. The company’s two vectors of growth—new customers and growth of existing customers—drove higher-than-expected sales and earnings.

Within consumer discretionary, MercadoLibre, Incorporated, was additive to returns. MercadoLibre is the dominant Latin American e-commerce provider and owns MercadoPago, the leading online payment solution in Latin America. Increased e-commerce penetration in MercadoLibre’s key markets, such as Brazil and Argentina, drove higher sales growth. Customers’ use of MercadoPago both on and off MercadoLibre’s e-commerce marketplace provided an additional avenue of growth for the company.

Please see footnotes on page 7.

8  |  Wells Fargo Capital Growth Fund

Performance highlights (unaudited)

Sector distribution as of July 31, 2019[7]

Stock selection in the communication services sector detracted from performance.

Within the communication services sector, our position in Alphabet Incorporated detracted from the Fund’s performance. Alphabet is the parent company of Google and other services such as Android, Ads, and YouTube. Shares sold off after the company reported deceleration in revenue growth and other key metrics. Management stated the deceleration resulted from changes implemented at YouTube in 2018 to improve the user experience. These initiatives resulted in more difficult comparisons for 2019. We have continued to hold the position in Alphabet as it is the leader in online advertising and is positioned to potentially benefit from global growth in web usage.

Also within communication services, shares of Activision Blizzard, Incorporated, weighed on returns over the past year. Activision, like many video game software firms, is benefiting from rising digital downloads and in-game monetization opportunities. However, increased competition from both the mega-hit “Fortnite,” as well as other publishers, pressured the shares. Activision’s “Call of Duty” franchise continues to perform extremely well, but the potential for greater competition to the company’s other titles caused the company to lower guidance for 2019.

The macro outlook is likely to remain muted, but opportunities abound to find companies on the right side of change.

As we look toward the remainder of 2019, we believe the U.S. economy is likely to avoid recessionary pressures and continue to expand, albeit at a slower rate. We believe, however, the collision of slowing economic growth caused partly by structural challenges such as demographics and elevated debt levels and accelerating change driven by technological innovation creates exciting investment opportunities.

Innovative companies on the right side of change have been benefiting from this environment in which true secular growth is becoming increasingly scarce. In our view, right-side-of-change companies may produce predictable earnings and cash flows into the future—characteristics hard to find in the current economy. In a world starved of growth, investors tend to seek out that which is more certain and reward these attributes with a scarcity premium.

However, we also believe the market will become even more selective regarding profitability. In our view, the scarcity-of-growth narrative is playing out, and valuations have expanded meaningfully for many companies levered to new technologies. We think it is essential to stay laser-focused on finding innovative companies on the right side of change while remaining vigilant about risk management.

Please see footnotes on page 7.

Wells Fargo Capital Growth Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2019 to July 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2019	Ending account value 7-31-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,172.24	$5.71	1.06%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.54	$5.31	1.06%

Class C

Actual	$1,000.00	$1,168.19	$9.73	1.81%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.82	$9.05	1.81%

Class R6

Actual	$1,000.00	$1,175.02	$3.24	0.60%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.82	$3.01	0.60%

Administrator Class

Actual	$1,000.00	$1,172.84	$5.06	0.94%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.13	$4.71	0.94%

Institutional Class

Actual	$1,000.00	$1,173.50	$3.77	0.70%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Capital Growth Fund

Portfolio of investments—July 31, 2019

	Shares	Value
Common Stocks: 96.26%

Communication Services: 12.72%

Entertainment: 3.88%

Activision Blizzard Incorporated	20,000	$974,800

Netflix Incorporated †	5,200	1,679,548

Nintendo Company Limited ADR	31,450	1,452,676

		4,107,024

Interactive Media & Services: 8.84%

Alphabet Incorporated Class A †	5,058	6,161,656

IAC Corporation †	7,300	1,745,065

Tencent Holdings Limited ADR	31,050	1,443,825

		9,350,546

Consumer Discretionary: 13.63%

Auto Components: 1.49%

Aptiv plc	18,050	1,582,083

Automobiles: 1.37%

Ferrari NV	9,000	1,449,720

Internet & Direct Marketing Retail: 7.86%

Amazon.com Incorporated †	3,605	6,729,742

MercadoLibre Incorporated †	2,550	1,584,621

		8,314,363

Specialty Retail: 2.91%

The Home Depot Incorporated	14,433	3,084,188

Financials: 5.44%

Capital Markets: 5.44%

Intercontinental Exchange Incorporated	26,375	2,317,308

Raymond James Financial Incorporated	19,700	1,589,199

S&P Global Incorporated	7,563	1,852,557

		5,759,064

Health Care: 15.28%

Biotechnology: 1.01%

Exact Sciences Corporation †	9,300	1,070,523

Health Care Equipment & Supplies: 9.09%

Alcon Incorporated †	22,000	1,292,500

Align Technology Incorporated †	4,800	1,003,584

Boston Scientific Corporation †	60,100	2,551,846

DexCom Incorporated †	9,750	1,529,483

Edwards Lifesciences Corporation †	8,300	1,766,655

Intuitive Surgical Incorporated †	2,850	1,480,604

		9,624,672

Health Care Providers & Services: 3.96%

UnitedHealth Group Incorporated	16,847	4,195,071

The accompanying notes are an integral part of these financial statements.

Wells Fargo Capital Growth Fund  |  11

Portfolio of investments—July 31, 2019

	Shares	Value
Life Sciences Tools & Services: 1.22%

Illumina Incorporated †	4,300	$1,287,334

Industrials: 9.16%

Commercial Services & Supplies: 5.17%

Cintas Corporation	9,500	2,474,180

Waste Connections Incorporated	33,080	3,001,018

		5,475,198

Electrical Equipment: 1.03%

Rockwell Automation Incorporated	6,800	1,093,304

Road & Rail: 2.96%

Union Pacific Corporation	17,400	3,131,130

Information Technology: 32.72%

Communications Equipment: 1.87%

Motorola Solutions Incorporated	11,900	1,974,924

IT Services: 16.97%

Black Knight Incorporated †	26,250	1,662,150

Fiserv Incorporated †	24,664	2,600,347

FleetCor Technologies Incorporated †	7,450	2,117,067

PayPal Holdings Incorporated †	21,750	2,401,200

Shopify Incorporated Class A †	3,300	1,049,004

Total System Services Incorporated	19,200	2,605,824

Visa Incorporated Class A	31,070	5,530,460

		17,966,052

Software: 13.88%

Autodesk Incorporated †	10,900	1,702,253

Microsoft Corporation	66,081	9,004,853

Salesforce.com Incorporated †	13,430	2,074,935

ServiceNow Incorporated †	6,880	1,908,443

		14,690,484

Materials: 6.22%

Chemicals: 4.73%

Air Products & Chemicals Incorporated	10,700	2,442,489

The Sherwin-Williams Company	5,000	2,565,200

		5,007,689

Construction Materials: 1.49%

Vulcan Materials Company	11,350	1,570,273

Real Estate: 1.09%

Equity REITs: 1.09%

SBA Communications Corporation †	4,700	1,153,427

Total Common Stocks (Cost $51,929,547)		101,887,069

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Capital Growth Fund

Portfolio of investments—July 31, 2019

	Yield	Shares	Value
Short-Term Investments: 3.89%

Investment Companies: 3.89%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.26%	4,112,350	$4,112,350

Total Short-Term Investments (Cost $4,112,350)			4,112,350

Total investments in securities (Cost $56,041,897)	100.15%	105,999,419

Other assets and liabilities, net	(0.15)	(154,294)

Total net assets	100.00%	$105,845,125

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	1,332,367	16,874,602	18,206,969	0	$(1,030)	$0	$10,122	#	$0
Wells Fargo Government Money Market Fund Select Class	922,555	35,178,825	31,989,030	4,112,350	0	0	32,866		4,112,350

					$(1,030)	$0	$42,988		$4,112,350	3.89%

*	No longer held at the end of the period.

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Capital Growth Fund  |  13

Statement of assets and liabilities—July 31, 2019

Assets
Investments in unaffiliated securities, at value (cost $51,929,547)	$101,887,069
Investments in affiliated securities, at value (cost $4,112,350)	4,112,350
Receivable for investments sold	83,593
Receivable for Fund shares sold	16,523
Receivable for dividends	26,892
Prepaid expenses and other assets	41,374

Total assets	106,167,801

Liabilities
Payable for Fund shares redeemed	177,487
Management fee payable	32,352
Administration fees payable	17,487
Trustees’ fees and expenses payable	4,308
Distribution fee payable	1,364
Accrued expenses and other liabilities	89,678

Total liabilities	322,676

Total net assets	$105,845,125

Net assets consist of
Paid-in capital	$44,802,993
Total distributable earnings	61,042,132

Total net assets	$105,845,125

Computation of net asset value and offering price per share
Net assets – Class A	$83,922,477
Shares outstanding – Class A1	8,872,748
Net asset value per share – Class A	$9.46
Maximum offering price per share – Class A2	$10.04
Net assets – Class C	$2,131,304
Shares outstanding – Class C1	333,771
Net asset value per share – Class C	$6.39
Net assets – Class R6	$2,470,662
Shares outstanding – Class R6[1]	198,972
Net asset value per share – Class R6	$12.42
Net assets – Administrator Class	$4,986,558
Shares outstanding – Administrator Class[1]	437,453
Net asset value per share – Administrator Class	$11.40
Net assets – Institutional Class	$12,334,124
Shares outstanding – Institutional Class[1]	1,001,694
Net asset value per share – Institutional Class	$12.31

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Capital Growth Fund

Statement of operations—year ended July 31, 2019

Investment income
Dividends (net of foreign withholding taxes of $8,987)	$812,167
Income from affiliated securities	34,286

Total investment income	846,453

Expenses
Management fee	745,417
Administration fees
Class A	167,756
Class C	5,413
Class R6	1,389
Administrator Class	6,781
Institutional Class	18,434
Shareholder servicing fees
Class A	199,710
Class C	6,445
Administrator Class	13,041
Distribution fee
Class C	19,334
Custody and accounting fees	23,999
Professional fees	50,571
Registration fees	109,500
Shareholder report expenses	34,905
Trustees’ fees and expenses	22,017
Other fees and expenses	12,793

Total expenses	1,437,505
Less: Fee waivers and/or expense reimbursements	(368,002)

Net expenses	1,069,503

Net investment loss	(223,050)

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	14,965,496
Affiliated securities	(1,030)

Net realized gains on investments	14,964,466
Net change in unrealized gains (losses) on investments	(2,615,121)

Net realized and unrealized gains (losses) on investments	12,349,345

Net increase in net assets resulting from operations	$12,126,295

The accompanying notes are an integral part of these financial statements.

Wells Fargo Capital Growth Fund  |  15

Statement of changes in net assets

	Year ended July 31, 2019		Year ended July 31, 2018[1]

Operations
Net investment loss		$(223,050)		$(105,891)
Net realized gains on investments		14,964,466		84,278,242
Net change in unrealized gains (losses) on investments		(2,615,121)		(34,428,399)

Net increase in net assets resulting from operations		12,126,295		49,743,952

Distributions to shareholders from net investment income and net realized gains
Class A		(45,016,507)		(10,659,612)
Class C		(1,770,673)		(475,651)
Class R4		N/A		(1,544)[2]
Class R6		(4,194,378)		(16,512,790)
Administrator Class		(2,839,109)		(2,322,996)
Institutional Class		(7,429,012)		(2,869,464)

Total distributions to shareholders		(61,249,679)		(32,842,057)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	572,554	5,446,796	324,772	5,663,591
Class C	154,137	905,087	51,472	773,137
Class R6	29,622	381,146	429,937	8,300,687
Administrator Class	30,341	351,635	98,501	1,847,357
Institutional Class	165,425	1,990,728	180,220	3,556,665

		9,075,392		20,141,437

Reinvestment of distributions
Class A	5,508,288	44,139,774	642,270	10,449,869
Class C	301,972	1,666,667	30,860	437,693
Class R4	N/A	N/A	0 [2]	0 [2]
Class R6	89,812	934,429	905,002	16,500,487
Administrator Class	291,982	2,801,545	131,868	2,308,838
Institutional Class	716,926	7,403,250	155,432	2,828,945

		56,945,665		32,525,832

Payment for shares redeemed
Class A	(1,742,605)	(17,335,658)	(560,818)	(9,909,912)
Class C	(327,409)	(2,306,311)	(62,592)	(954,216)
Class R4	N/A	N/A	(974)[2]	(18,521)[2]
Class R6	(401,198)	(4,653,188)	(8,922,240)	(178,495,590)
Administrator Class	(172,162)	(1,897,228)	(1,169,379)	(22,013,800)
Institutional Class	(822,709)	(11,049,745)	(661,462)	(12,665,267)

		(37,242,130)		(224,057,306)

Net increase (decrease) in net assets resulting from capital share transactions		28,778,927		(171,390,037)

Total decrease in net assets		(20,344,457)		(154,488,142)

Net assets
Beginning of period		126,189,582		280,677,724

End of period		$105,845,125		$126,189,582

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at July 31, 2018 was $0. The disaggregated distributions information for the year ended July 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

[2]

For the period from August 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R4 shares were liquidated and the class was subsequently closed. Class R4 shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Capital Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$19.03	$17.56	$15.12	$17.38	$21.31
Net investment loss	(0.03)[1]	(0.06)[1]	(0.03)[1]	(0.03)[1]	(0.07)[1]
Net realized and unrealized gains (losses) on investments	0.55	4.06	2.90	0.04	2.09

Total from investment operations	0.52	4.00	2.87	0.01	2.02
Distributions to shareholders from
Net investment income	0.00	0.00	(0.02)	0.00	0.00
Net realized gains	(10.09)	(2.53)	(0.41)	(2.27)	(5.95)

Total distributions to shareholders	(10.09)	(2.53)	(0.43)	(2.27)	(5.95)
Net asset value, end of period	$9.46	$19.03	$17.56	$15.12	$17.38
Total return[2]	14.50%	25.83%	19.52%	0.75%	11.00%
Ratios to average net assets (annualized)
Gross expenses	1.40%	1.26%	1.24%	1.24%	1.27%
Net expenses	1.06%	1.06%	1.06%	1.06%	1.11%
Net investment loss	(0.26)%	(0.32)%	(0.21)%	(0.18)%	(0.39)%
Supplemental data
Portfolio turnover rate	20%	40%	59%	85%	114%
Net assets, end of period (000s omitted)	$83,922	$86,285	$72,511	$77,648	$17,126

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Capital Growth Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$16.41	$15.58	$13.54	$15.92	$20.12
Net investment loss	(0.07)[1]	(0.16)[1]	(0.13)[1]	(0.13)[1]	(0.20)[1]
Net realized and unrealized gains (losses) on investments	0.14	3.52	2.58	0.02	1.95

Total from investment operations	0.07	3.36	2.45	(0.11)	1.75
Distributions to shareholders from
Net realized gains	(10.09)	(2.53)	(0.41)	(2.27)	(5.95)
Net asset value, end of period	$6.39	$16.41	$15.58	$13.54	$15.92
Total return[2]	13.74%	24.89%	18.65%	0.00%	10.15%
Ratios to average net assets (annualized)
Gross expenses	2.15%	2.01%	1.99%	1.99%	2.02%
Net expenses	1.81%	1.81%	1.81%	1.81%	1.86%
Net investment loss	(1.03)%	(1.07)%	(0.95)%	(0.98)%	(1.14)%
Supplemental data
Portfolio turnover rate	20%	40%	59%	85%	114%
Net assets, end of period (000s omitted)	$2,131	$3,365	$2,888	$3,415	$4,212

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Capital Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2019	2018	2017	2016	2015
Net asset value, beginning of period	$21.55	$19.52	$16.70	$18.87	$22.56
Net investment income	0.03 [1]	0.04 [1]	0.04	0.04 [1]	0.02
Net realized and unrealized gains (losses) on investments	0.93	4.52	3.24	0.06	2.24

Total from investment operations	0.96	4.56	3.28	0.10	2.26
Distributions to shareholders from
Net investment income	0.00	0.00	(0.05)	0.00	0.00
Net realized gains	(10.09)	(2.53)	(0.41)	(2.27)	(5.95)

Total distributions to shareholders	(10.09)	(2.53)	(0.46)	(2.27)	(5.95)
Net asset value, end of period	$12.42	$21.55	$19.52	$16.70	$18.87
Total return	15.03%	26.13%	20.18%	1.20%	11.54%
Ratios to average net assets (annualized)
Gross expenses	0.96%	0.82%	0.81%	0.81%	0.79%
Net expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income	0.19%	0.19%	0.23%	0.23%	0.11%
Supplemental data
Portfolio turnover rate	20%	40%	59%	85%	114%
Net assets, end of period (000s omitted)	$2,471	$10,360	$157,462	$140,581	$153,009

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Capital Growth Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$20.71	$18.87	$16.20	$18.43	$22.22
Net investment loss	(0.02)[1]	(0.03)[1]	(0.01)[1]	(0.01)[1]	(0.03)[1]
Net realized and unrealized gains (losses) on investments	0.80	4.40	3.12	0.05	2.19

Total from investment operations	0.78	4.37	3.11	0.04	2.16
Distributions to shareholders from
Net investment income	0.00	0.00	(0.03)	0.00	0.00
Net realized gains	(10.09)	(2.53)	(0.41)	(2.27)	(5.95)

Total distributions to shareholders	(10.09)	(2.53)	(0.44)	(2.27)	(5.95)
Net asset value, end of period	$11.40	$20.71	$18.87	$16.20	$18.43
Total return	14.63%	26.01%	19.68%	0.88%	11.22%
Ratios to average net assets (annualized)
Gross expenses	1.32%	1.17%	1.16%	1.16%	1.11%
Net expenses	0.94%	0.94%	0.94%	0.93%	0.90%
Net investment loss	(0.14)%	(0.18)%	(0.04)%	(0.09)%	(0.16)%
Supplemental data
Portfolio turnover rate	20%	40%	59%	85%	114%
Net assets, end of period (000s omitted)	$4,987	$5,950	$23,144	$31,064	$34,886

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Capital Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$21.47	$19.44	$16.65	$18.84	$22.54
Net investment income	0.01 [1]	0.01 [1]	0.02 [1]	0.03 [1]	0.02 [1]
Net realized and unrealized gains (losses) on investments	0.92	4.55	3.22	0.05	2.23

Total from investment operations	0.93	4.56	3.24	0.08	2.25
Distributions to shareholders from
Net investment income	0.00	0.00	(0.04)	0.00	0.00
Net realized gains	(10.09)	(2.53)	(0.41)	(2.27)	(5.95)

Total distributions to shareholders	(10.09)	(2.53)	(0.45)	(2.27)	(5.95)
Net asset value, end of period	$12.31	$21.47	$19.44	$16.65	$18.84
Total return	14.89%	26.25%	20.00%	1.09%	11.50%
Ratios to average net assets (annualized)
Gross expenses	1.06%	0.93%	0.91%	0.91%	0.84%
Net expenses	0.70%	0.70%	0.70%	0.68%	0.65%
Net investment income	0.09%	0.05%	0.13%	0.16%	0.09%
Supplemental data
Portfolio turnover rate	20%	40%	59%	85%	114%
Net assets, end of period (000s omitted)	$12,334	$20,229	$24,653	$23,670	$22,578

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Capital Growth Fund  |  21

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Capital Growth Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on November 13, 2017, Class R4 shares were liquidated and the class was subsequently closed. Class R4 shares are no longer offered by the Fund. Information for Class R4 shares reflected in the financial statements represents activity through November 13, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund

22  |  Wells Fargo Capital Growth Fund

Notes to financial statements

are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund will bear the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2019, the aggregate cost of all investments for federal income tax purposes was $56,136,293 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$49,938,919

Gross unrealized losses	(75,793)

Net unrealized gains	$49,863,126

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating losses. At July 31, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$(62,640)	$62,640

As of July 31, 2019, the Fund had a qualified late-year ordinary loss of $160,475 which will be recognized on the first day of the following fiscal year.

Wells Fargo Capital Growth Fund  |  23

Notes to financial statements

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$13,457,570	$0	$0	$13,457,570

Consumer discretionary	14,430,354	0	0	14,430,354

Financials	5,759,064	0	0	5,759,064

Health care	16,177,600	0	0	16,177,600

Industrials	9,699,632	0	0	9,699,632

Information technology	34,631,460	0	0	34,631,460

Materials	6,577,962	0	0	6,577,962

Real estate	1,153,427	0	0	1,153,427

Short-term investments

Investment companies	4,112,350	0	0	4,112,350

Total assets	$105,999,419	$0	$0	$105,999,419

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended July 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the

24  |  Wells Fargo Capital Growth Fund

Notes to financial statements

Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.700%

Next $500 million	0.675

Next $1 billion	0.650

Next $2 billion	0.625

Next $1 billion	0.600

Next $3 billion	0.590

Next $2 billion	0.565

Next $2 billion	0.555

Next $4 billion	0.530

Over $16 billion	0.505

For the year ended July 31, 2019, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through November 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.11% for Class A shares, 1.86% for Class C shares, 0.60% for Class R6 shares, 0.94% for Administrator Class shares, and 0.70% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the

Wells Fargo Capital Growth Fund  |  25

Notes to financial statements

contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2019, Funds Distributor received $3,135 from the sale of Class A shares and $12 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A for the year ended July 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2019 were $21,643,534 and $58,016,857, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of July 31, 2019, the Fund did not have any securities on loan.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended July 31, 2019, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2019 and July 31, 2018 were as follows:

	Year ended July 31

	2019	2018

Ordinary income	$0	$5,090,507

Long-term capital gain	61,249,679	27,751,550

As of July 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Late-year ordinary losses deferred	Unrealized gains

$11,339,481	$(160,475)	$49,863,126

26  |  Wells Fargo Capital Growth Fund

Notes to financial statements

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended July 31, 2018 were as follows:

	Net realized gains

Class A	$10,659,612

Class C	475,651

Class R4	1,544	*

Class R6	16,512,790

Administrator Class	2,322,996

Institutional Class	2,869,464

*	For the period from August 1, 2017 to November 13, 2017.

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invests a concentration of its portfolio in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. REORGANIZATION

At a regular meeting of the Board of Trustees held on May 21 and 22, 2019, the Trustees of the Fund approved the merger of the Fund into Wells Fargo Endeavor Select Fund. Wells Fargo Endeavor Select Fund will acquire the assets and assume the liabilities of the Fund in exchange for shares of Wells Fargo Endeavor Select Fund. The merger, which is expected to be a tax-free reorganization, does not require approval by shareholders of the Fund and is scheduled to take place on or about September 20, 2019.

12. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Wells Fargo Capital Growth Fund  |  27

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Capital Growth Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 25, 2019

28  |  Wells Fargo Capital Growth Fund

Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $61,249,679 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2019.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Wells Fargo Capital Growth Fund  |  29

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

30  |  Wells Fargo Capital Growth Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Capital Growth Fund  |  31

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

32  |  Wells Fargo Capital Growth Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Capital Growth Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Capital Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Capital Growth Fund  |  33

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than or in range of the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell 1000® Growth Index, for the five and ten-year periods under review, but higher than its benchmark for the one- and three-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s higher or in range performance relative to the Universe for all periods under review and the index over the one- and three-year time periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

34  |  Wells Fargo Capital Growth Fund

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Capital Growth Fund  |  35

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

405475 09-19

A200/AR200 07-19

Annual Report

July 31, 2019

Wells Fargo

Disciplined U.S. Core Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

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The views expressed and any forward-looking statements are as of July 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Disciplined U.S. Core Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Disciplined U.S. Core Fund for the 12-month period that ended July 31, 2019. After the first six months of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally enjoyed a recovery during the final six months amid continued concerns about global economic growth, international trade, geopolitical tensions, and bouts of market volatility. These concerns negatively influenced international equity markets.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 7.99% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 2.27%. The MSCI EM Index (Net)3 slipped 2.18%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 8.08%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 3.74%, the Bloomberg Barclays Municipal Bond Index6 gained 7.31%, and the ICE BofAML U.S. High Yield Index7 added 6.94%.

Entering the fourth quarter of 2018, economic data was encouraging.

Domestic equity investors entered the fourth quarter of 2018 with reasons to be optimistic. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada progressed. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in September 2018, one of four rate increases implemented during the calendar year, a sign of its confidence in the strength of the U.S. economy.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. In September 2018, international investors began to factor a number of disconcerting economic and business data points: lower July manufacturers’ and industrial orders in Germany; falling purchasing manager index numbers for August from the United Kingdom, China, and India; and declining household spending for August in Japan. Taken together, the data fed growing concerns over slowing global growth that unnerved investors.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Disciplined U.S. Core Fund

Letter to shareholders (unaudited)

Global markets suffered during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008. A partial U.S. government shutdown driven by partisan policy disputes extended into January.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecasted the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, a combination of dovish Fed sentiment and steady, if not spectacular, U.S. economic and business metrics reinforced investors’ confidence. Monthly job creation data and corporate profits, while less consistent than during 2018, were solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth. During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%.

During May 2019, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit caused Prime Minister Theresa May to resign. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

As had been the case during most of 2019 to date, just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs.

President Mario Draghi of the European Central Bank said that if the outlook doesn’t improve, the bank will cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July 2019.

“December’s S&P 500 Index performance was the worst since 1931.”

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Disciplined U.S. Core Fund  |  3

Letter to shareholders (unaudited)

Later in July 2019, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Despite the accommodative approach of central banks, investors continued to have misgivings about the durability of economic growth globally and a pervasively cautious tone influenced the world’s equity and fixed-income markets.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Disciplined U.S. Core Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Justin Carr, CFA®‡

Greg W. Golden, CFA®‡

Robert M. Wicentowski, CFA®‡*

Average annual total returns (%) as of July 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (EVSAX)[3]	2-28-1990	-1.69	8.61	12.46	4.31	9.90	13.12	0.83	0.83

Class C (EVSTX)[3]	6-30-1999	2.59	9.09	12.28	3.59	9.09	12.28	1.58	1.58

Class R (EVSHX)[3,4]	9-30-2015	–	–	–	4.07	9.64	12.81	1.08	1.08

Class R6 (EVSRX)[3,5]	9-30-2015	–	–	–	4.77	10.39	13.58	0.40	0.40

Administrator Class (EVSYX)[3]	2-21-1995	–	–	–	4.43	10.04	13.29	0.75	0.74

Institutional Class (EVSIX)[3,6]	7-30-2010	–	–	–	4.69	10.32	13.55	0.50	0.48

S&P 500 Index[7]	–	–	–	–	7.99	11.34	14.03	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Disciplined U.S. Core Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2019[8]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

*	Mr. Wicentowski became a portfolio manager of the Fund on July 1, 2019.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through November 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 0.87% for Class A, 1.62% for Class C, 1.12% for Class R, 0.43% for Class R6, 0.74% for Administrator Class, and 0.48% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Historical performance shown prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Enhanced S&P 500 Fund.

[4]	Historical performance shown for Class R shares prior to their inception reflects the performance of Administrator Class shares, adjusted to reflect higher expenses applicable to Class R shares.

[5]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[6]

Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[7]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[8]

The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[9]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

Wells Fargo Disciplined U.S. Core Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the S&P 500 Index, for the 12-month period that ended July 31, 2019.

∎

Stock selection was the main performance detractor, adding value in only 3 out of 11 sectors. Favorable stock selection came from energy, real estate, and financials. Notable weakness in stock selection was found within materials, consumer staples, and industrials.

∎

Sector weighting decisions were modestly dilutive to performance. Contributions to total return came from being overweight real estate and underweight within the financials and industrials sectors. Performance detractors included being overweight energy and underweight within materials, consumer discretionary, and consumer staples. Variation in sector weights were relatively small, as is typical for the strategy.

The combination of a moderate-growth economy and potential benefits of tax reform boosted investor sentiment and broad market averages over the trailing 12-month period. Both manufacturing and retail sales were generally positive and continued job growth offset concerns from the U.S. Federal Reserve’s (Fed’s) stated goal of normalizing interest rates.

Ten largest holdings (%) as of July 31, 2019[9]

Microsoft Corporation	4.80

Apple Incorporated	3.86

Amazon.com Incorporated	3.01

Berkshire Hathaway Incorporated Class B	1.91

Johnson & Johnson	1.85

JPMorgan Chase & Company	1.80

Alphabet Incorporated Class C	1.79

Alphabet Incorporated Class A	1.73

Exxon Mobil Corporation	1.68

Facebook Incorporated Class A	1.63

Stock selection detracted from performance while sector allocation decisions helped.

Stock selection was the main detractor from performance during the period. The most notable weakness came from the materials sector, specifically due to our holdings of several chemical companies like Huntsman Corporation*, The Mosaic Company*, and Trinseo S.A.* Within consumer staples, performance headwinds came from the beverage industry, where the portfolio’s underweight to The Coca-Cola Company and an overweight position in Molson Coors Brewing Company both detracted from performance.

Sector distribution as of July 31, 2019[10]

Stock selection within the financial sector also contributed to relative results. The portfolio benefited from an underweight to banks and avoiding some of the weakest names like SVB Financial Group, Comerica Incorporated, and Zions Bancorporation. Real estate generated the best sector performance. Having an overweight to this sector, in addition to positive stock selection with overweight positions in American Tower Corporation; Crown Castle International Corporation; and Prologis, Incorporated, proved beneficial. The Fund benefited from being overweight within energy in the oil gas and consumable fuels industry, with an overweight position in Kinder Morgan, Incorporated, which turned in the best performance within the group.

Our market outlook is still somewhat favorable.

During the second quarter of 2019, U.S. and international equity markets advanced slightly as investors attempted to balance favorable market data with uncertainty surrounding a slowing global economy, international tariffs, and potential monetary policy actions by the U.S. Federal Open Market Committee (FOMC). In general, large-cap names outperformed small caps and growth continued to outperform value. The yield on the U.S. 10-year Treasury note continued to decline, ending the quarter near 2%. Oil prices fell to start the quarter then rebounded in June following heightened tensions between the U.S. and Iran in the Persian Gulf. U.S. economic data reported throughout the quarter indicated slowing growth. At its June meeting, the FOMC held the target for the federal funds rate to a range of 2.25% to 2.50%. The FOMC noted solid job gains, low unemployment,

Please see footnotes on page 7.

8  |  Wells Fargo Disciplined U.S. Core Fund

Performance highlights (unaudited)

and inflation that has declined below 2%. In light of muted inflation pressures and global economic developments, the FOMC revised its interest rate projections downward, indicating support for continued economic expansion. For first-quarter 2019, the blended earnings growth rate for the S&P 500 Index was -0.4%, marking the first year-over-year decline in earnings for the index since second-quarter 2016 when the rate was -3.2%.

We strive to add value relative to the benchmark.

Within the Fund, we strive to add value relative to the benchmark through a full market cycle, independent of overall market direction or movements by style (growth or value) or size (large or small). Our investment process will continue to focus on building a stock portfolio that emphasizes attractive valuations, earnings growth, earnings and sales momentum, earnings quality, and trading momentum. Based on our research and experience, we believe the Fund may provide shareholders with meaningful capital appreciation over time.

Wells Fargo Disciplined U.S. Core Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2019 to July 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2019	Ending account value 7-31-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,095.00	$4.36	0.84%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.63	$4.21	0.84%

Class C

Actual	$1,000.00	$1,091.60	$8.25	1.59%

Hypothetical (5% return before expenses)	$1,000.00	$1,016.91	$7.95	1.59%

Class R

Actual	$1,000.00	$1,094.10	$5.66	1.09%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.39	$5.46	1.09%

Class R6

Actual	$1,000.00	$1,097.65	$2.13	0.41%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.76	$2.06	0.41%

Administrator Class

Actual	$1,000.00	$1,095.38	$3.84	0.74%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$3.71	0.74%

Institutional Class

Actual	$1,000.00	$1,097.44	$2.50	0.48%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.41	$2.41	0.48%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Disciplined U.S. Core Fund

Portfolio of investments—July 31, 2019

	Shares	Value
Common Stocks: 99.50%

Communication Services: 10.64%

Diversified Telecommunication Services: 3.00%

AT&T Incorporated	528,554	$17,997,264

Verizon Communications Incorporated	305,633	16,892,336

		34,889,600

Entertainment: 0.87%

The Walt Disney Company	70,973	10,149,849

Interactive Media & Services: 5.15%

Alphabet Incorporated Class A †	16,501	20,101,518

Alphabet Incorporated Class C †	17,041	20,733,444

Facebook Incorporated Class A †	97,389	18,915,865

		59,750,827

Media: 1.62%

Comcast Corporation Class A	184,632	7,970,563

Discovery Communications Incorporated Class A «†	197,222	5,977,799

News Corporation Class A	366,260	4,819,982

		18,768,344

Consumer Discretionary: 10.31%

Automobiles: 1.40%

Ford Motor Company	763,008	7,271,466

General Motors Company	223,583	9,019,338

		16,290,804

Hotels, Restaurants & Leisure: 1.03%

Starbucks Corporation	125,812	11,913,138

Household Durables: 0.54%

Garmin Limited	30,997	2,436,054

Pulte Group Incorporated	121,221	3,819,674

		6,255,728

Internet & Direct Marketing Retail: 3.01%

Amazon.com Incorporated †	18,740	34,983,457

Multiline Retail: 0.90%

Macy’s Incorporated	289,316	6,576,153

Target Corporation	44,619	3,855,082

		10,431,235

Specialty Retail: 1.92%

Best Buy Company Incorporated	84,139	6,439,158

The Home Depot Incorporated	74,079	15,829,942

		22,269,100

Textiles, Apparel & Luxury Goods: 1.51%

Nike Incorporated Class B	125,200	10,770,956

Ralph Lauren Corporation	64,979	6,772,761

		17,543,717

Wells Fargo Disciplined U.S. Core Fund  |  11

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2019

	Shares	Value
Consumer Staples: 6.61%

Beverages: 1.22%

Molson Coors Brewing Company Class B	110,664	$5,974,749

PepsiCo Incorporated	37,241	4,759,772

The Coca-Cola Company	64,736	3,407,056

		14,141,577

Food & Staples Retailing: 2.65%

Costco Wholesale Corporation	8,857	2,441,255

The Kroger Company	298,353	6,313,149

Wal-Mart Stores Incorporated	118,761	13,108,839

Walgreens Boots Alliance Incorporated	162,599	8,860,020

		30,723,263

Food Products: 1.28%

Cal-Maine Foods Incorporated	118,546	4,714,574

Lamb Weston Holdings Incorporated	41,323	2,773,600

Tyson Foods Incorporated Class A	93,220	7,410,990

		14,899,164

Household Products: 0.75%

Colgate-Palmolive Company	31,740	2,277,028

The Procter & Gamble Company	54,919	6,482,639

		8,759,667

Tobacco: 0.71%

Altria Group Incorporated	112,079	5,275,559

Philip Morris International Incorporated	35,972	3,007,619

		8,283,178

Energy: 5.57%

Energy Equipment & Services: 1.04%

Helmerich & Payne Incorporated	127,879	6,353,029

Schlumberger Limited	143,052	5,717,788

		12,070,817

Oil, Gas & Consumable Fuels: 4.53%

Chevron Corporation	137,813	16,966,158

Exxon Mobil Corporation	262,462	19,516,674

Kinder Morgan Incorporated	379,536	7,826,032

Valero Energy Corporation	96,830	8,254,758

		52,563,622

Financials: 13.37%

Banks: 5.35%

Bank of America Corporation	510,948	15,675,885

Citigroup Incorporated	202,812	14,432,102

Citizens Financial Group Incorporated	71,414	2,660,886

Fifth Third Bancorp	118,990	3,532,813

JPMorgan Chase & Company	179,837	20,861,092

Popular Incorporated	86,937	5,004,094

		62,166,872

12  |  Wells Fargo Disciplined U.S. Core Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2019

	Shares	Value
Capital Markets: 1.49%

Evercore Partners Incorporated Class A	60,244	$5,203,274

Morgan Stanley	163,132	7,269,162

Waddell & Reed Financial Incorporated Class A	273,852	4,792,410

		17,264,846

Consumer Finance: 1.27%

Capital One Financial Corporation	74,330	6,869,579

Synchrony Financial	221,091	7,932,745

		14,802,324

Diversified Financial Services: 1.91%

Berkshire Hathaway Incorporated Class B †	108,117	22,210,475

Insurance: 3.35%

Everest Reinsurance Group Limited	28,035	6,914,552

MetLife Incorporated	158,530	7,834,553

Prudential Financial Incorporated	81,520	8,258,791

The Hartford Financial Services Group Incorporated	127,432	7,343,906

The Progressive Corporation	104,818	8,488,162

		38,839,964

Health Care: 14.71%

Biotechnology: 2.93%

AbbVie Incorporated	131,017	8,728,353

Amgen Incorporated	54,859	10,235,592

Celgene Corporation †	58,174	5,343,864

Gilead Sciences Incorporated	147,979	9,695,584

		34,003,393

Health Care Equipment & Supplies: 2.53%

Abbott Laboratories	138,992	12,106,203

Baxter International Incorporated	44,148	3,707,108

Danaher Corporation	16,421	2,307,151

Medtronic plc	86,552	8,823,111

ResMed Incorporated	18,712	2,408,234

		29,351,807

Health Care Providers & Services: 3.98%

AmerisourceBergen Corporation	41,656	3,630,320

Anthem Incorporated	33,646	9,912,448

Cardinal Health Incorporated	49,489	2,263,132

Humana Incorporated	18,927	5,616,587

McKesson Corporation	52,006	7,226,234

UnitedHealth Group Incorporated	60,539	15,074,816

WellCare Health Plans Incorporated †	8,744	2,511,714

		46,235,251

Pharmaceuticals: 5.27%

Allergan plc	24,522	3,935,781

Bristol-Myers Squibb Company	133,017	5,907,285

Eli Lilly & Company	83,327	9,078,477

Johnson & Johnson	164,675	21,443,979

Merck & Company Incorporated	181,073	15,027,248

Wells Fargo Disciplined U.S. Core Fund  |  13

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2019

	Shares	Value
Pharmaceuticals (continued)

Pfizer Incorporated	149,495	$5,806,386

		61,199,156

Industrials: 8.52%

Aerospace & Defense: 1.35%

Arconic Incorporated	120,843	3,025,909

Lockheed Martin Corporation	10,525	3,811,839

Raytheon Company	48,232	8,792,211

		15,629,959

Air Freight & Logistics: 0.88%

C.H. Robinson Worldwide Incorporated	82,310	6,891,816

Expeditors International of Washington Incorporated	44,114	3,368,104

		10,259,920

Airlines: 1.36%

Delta Air Lines Incorporated	146,642	8,951,028

United Continental Holdings Incorporated †	74,830	6,877,625

		15,828,653

Construction & Engineering: 0.79%

Fluor Corporation	160,118	5,205,436

Quanta Services Incorporated	105,441	3,945,602

		9,151,038

Electrical Equipment: 0.30%

Eaton Corporation plc	42,937	3,528,992

Industrial Conglomerates: 0.37%

Honeywell International Incorporated	24,780	4,273,559

Machinery: 1.88%

Caterpillar Incorporated	57,396	7,557,331

Cummins Incorporated	48,139	7,894,796

Paccar Incorporated	49,926	3,501,810

Parker-Hannifin Corporation	16,191	2,834,720

		21,788,657

Professional Services: 1.02%

Manpower Incorporated	61,097	5,581,211

Robert Half International Incorporated	104,554	6,316,107

		11,897,318

Trading Companies & Distributors: 0.57%

W.W. Grainger Incorporated	22,765	6,625,298

Information Technology: 21.26%

Communications Equipment: 1.46%

Cisco Systems Incorporated	306,222	16,964,699

Electronic Equipment, Instruments & Components: 0.28%

Amphenol Corporation Class A	34,967	3,263,120

14  |  Wells Fargo Disciplined U.S. Core Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2019

	Shares	Value
IT Services: 4.50%

Accenture plc Class A	64,515	$12,424,299

International Business Machines Corporation	37,490	5,557,518

KBR Incorporated	163,113	4,302,921

MasterCard Incorporated Class A	31,530	8,584,673

PayPal Holdings Incorporated †	20,005	2,208,552

VeriSign Incorporated	11,195	2,363,153

Visa Incorporated Class A	94,423	16,807,294

		52,248,410

Semiconductors & Semiconductor Equipment: 3.60%

Broadcom Incorporated	26,338	7,637,757

Intel Corporation	355,648	17,978,006

Lam Research Corporation	22,169	4,624,675

Micron Technology Incorporated †	200,659	9,007,583

Xilinx Incorporated	22,954	2,621,576

		41,869,597

Software: 6.61%

Cadence Design Systems Incorporated †	58,486	4,322,700

Intuit Incorporated	38,290	10,618,200

Microsoft Corporation	409,075	55,744,650

Oracle Corporation	107,925	6,076,178

		76,761,728

Technology Hardware, Storage & Peripherals: 4.81%

Apple Incorporated	210,509	44,846,837

HP Incorporated	353,343	7,434,337

Xerox Corporation	110,121	3,534,884

		55,816,058

Materials: 1.96%

Chemicals: 1.04%

Ecolab Incorporated	8,854	1,786,117

FMC Corporation	37,578	3,247,491

LyondellBasell Industries NV Class A	83,830	7,015,733

		12,049,341

Containers & Packaging: 0.21%

Ball Corporation	34,036	2,432,893

Metals & Mining: 0.71%

Newmont Goldcorp Corporation	45,415	1,658,556

Nucor Corporation	121,980	6,633,272

		8,291,828

Real Estate: 3.86%

Equity REITs: 3.86%

American Tower Corporation	39,211	8,297,832

Crown Castle International Corporation	58,221	7,758,530

Equinix Incorporated	16,052	8,059,709

Host Hotels & Resorts Incorporated	82,140	1,428,415

Prologis Incorporated	103,987	8,382,392

Wells Fargo Disciplined U.S. Core Fund  |  15

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2019

		Shares	Value

Equity REITs (continued)

SBA Communications Corporation		18,240	$4,476,278

Weyerhaeuser Company		250,230	6,358,344

			44,761,500

Utilities: 2.69%

Electric Utilities: 1.34%

American Electric Power Company Incorporated		39,584	3,475,871

Exelon Corporation		186,779	8,416,262

The Southern Company		66,067	3,712,965

			15,605,098

Independent Power & Renewable Electricity Producers: 0.61%

NRG Energy Incorporated		206,281	7,042,433

Multi-Utilities: 0.74%

Dominion Energy Incorporated		53,755	3,993,458

DTE Energy Company		35,999	4,575,833

			8,569,291

Total Common Stocks (Cost $829,998,492)			1,155,420,565

	Yield
Short-Term Investments: 1.01%

Investment Companies: 1.01%

Securities Lending Cash Investments LLC (l)(r)(u)	2.46%	4,463,040	4,463,486

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.26	7,316,959	7,316,959

Total Short-Term Investments (Cost $11,780,445)			11,780,445

Total investments in securities (Cost $841,778,937)	100.51%	1,167,201,010

Other assets and liabilities, net	(0.51)	(5,970,407)

Total net assets	100.00%	$1,161,230,603

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

16  |  Wells Fargo Disciplined U.S. Core Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2019

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	0	46,628,628	42,165,588	4,463,040	$0	$0	$47,044	#	$4,463,486
Wells Fargo Government Money Market Fund Select Class	9,015,872	316,174,189	317,873,102	7,316,959	0	0	127,232		7,316,959

					$0	$0	$174,276		$11,780,445	1.01%

#	Amount shown represents income before fees and rebates

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined U.S. Core Fund  |  17

Statement of assets and liabilities—July 31, 2019

Assets
Investments in unaffiliated securities (including $4,267,648 of securities loaned), at value (cost $829,998,492)	$1,155,420,565
Investments in affiliated securities, at value (cost $11,780,445)	11,780,445
Receivable for Fund shares sold	336,738
Receivable for dividends	1,382,784
Receivable for securities lending income, net	1,011
Prepaid expenses and other assets	232,651

Total assets	1,169,154,194

Liabilities
Payable upon receipt of securities loaned	4,463,817
Payable for Fund shares redeemed	2,811,732
Management fee payable	339,281
Administration fees payable	134,235
Distribution fees payable	24,092
Trustees’ fees and expenses payable	4,379
Accrued expenses and other liabilities	146,055

Total liabilities	7,923,591

Total net assets	$1,161,230,603

Net assets consist of
Paid-in capital	$799,048,706
Total distributable earnings	362,181,897

Total net assets	$1,161,230,603

Computation of net asset value and offering price per share
Net assets – Class A	$434,367,099
Shares outstanding – Class A1	25,120,917
Net asset value per share – Class A	$17.29
Maximum offering price per share – Class A2	$18.34
Net assets – Class C	$38,708,279
Shares outstanding – Class C1	2,442,540
Net asset value per share – Class C	$15.85
Net assets – Class R	$3,125,625
Shares outstanding – Class R1	179,239
Net asset value per share – Class R	$17.44
Net assets – Class R6	$340,605,580
Shares outstanding – Class R6[1]	19,179,137
Net asset value per share – Class R6	$17.76
Net assets – Administrator Class	$58,808,377
Shares outstanding – Administrator Class[1]	3,303,504
Net asset value per share – Administrator Class	$17.80
Net assets – Institutional Class	$285,615,643
Shares outstanding – Institutional Class[1]	16,255,912
Net asset value per share – Institutional Class	$17.57

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Disciplined U.S. Core Fund

Statement of operations—year ended July 31, 2019

Investment income
Dividends (net of foreign withholding taxes of $11,313)	$28,800,875
Income from affiliated securities	212,886

Total investment income	29,013,761

Expenses
Management fee	4,450,189
Administration fees
Class A	931,308
Class C	94,625
Class R	6,722
Class R6	115,854
Administrator Class	88,591
Institutional Class	450,186
Shareholder servicing fees
Class A	1,108,700
Class C	112,648
Class R	8,003
Administrator Class	169,766
Distribution fees
Class C	337,942
Class R	7,989
Custody and accounting fees	59,999
Professional fees	53,403
Registration fees	109,500
Shareholder report expenses	118,457
Trustees’ fees and expenses	21,999
Interest expense	1,040
Other fees and expenses	80,096

Total expenses	8,327,017
Less: Fee waivers and/or expense reimbursements	(109,621)

Net expenses	8,217,396

Net investment income	20,796,365

Realized and unrealized gains (losses) on investments
Net realized gains on investments	27,061,264
Net change in unrealized gains (losses) on investments	(3,387,087)

Net realized and unrealized gains (losses) on investments	23,674,177

Net increase in net assets resulting from operations	$44,470,542

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined U.S. Core Fund  |  19

Statement of changes in net assets

	Year ended July 31, 2019		Year ended July 31, 2018[1]

Operations
Net investment income		$20,796,365		$18,267,289
Net realized gains on investments		27,061,264		58,671,899
Net change in unrealized gains (losses) on investments		(3,387,087)		83,409,567

Net increase in net assets resulting from operations		44,470,542		160,348,755

Distributions to shareholders from net investment income and net realized gains
Class A		(27,282,105)		(20,704,762)
Class C		(2,771,228)		(2,046,966)
Class R		(201,547)		(86,235)
Class R6		(25,476,362)		(10,400,864)
Administrator Class		(3,946,556)		(4,178,646)
Institutional Class		(24,186,334)		(18,508,153)

Total distributions to shareholders		(83,864,132)		(55,925,626)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,886,725	30,921,236	3,025,519	51,764,763
Class C	472,068	6,869,156	374,010	5,918,031
Class R	37,989	635,336	106,436	1,833,037
Class R6	3,079,018	48,714,888	31,753,862	558,773,061
Administrator Class	426,111	7,266,082	801,468	14,055,574
Institutional Class	4,282,122	73,227,240	9,147,678	158,493,564

		167,633,938		790,838,030

Reinvestment of distributions
Class A	1,648,190	25,532,516	1,131,935	19,445,471
Class C	177,775	2,524,825	117,892	1,860,460
Class R	12,745	199,335	4,876	84,764
Class R6	1,506,629	23,955,923	589,809	10,399,263
Administrator Class	235,868	3,758,071	230,133	4,058,515
Institutional Class	1,264,383	19,892,703	851,853	14,861,788

		75,863,373		50,710,261

Payment for shares redeemed
Class A	(5,568,268)	(92,539,888)	(5,686,039)	(97,150,526)
Class C	(1,440,204)	(21,524,938)	(852,666)	(13,443,380)
Class R	(55,966)	(904,117)	(48,086)	(836,247)
Class R6	(9,937,174)	(168,483,143)	(10,312,522)	(185,383,377)
Administrator Class	(2,534,639)	(43,971,874)	(1,497,144)	(26,145,921)
Institutional Class	(12,205,371)	(203,720,141)	(8,454,555)	(147,923,158)

		(531,144,101)		(470,882,609)

Net increase (decrease) in net assets resulting from capital share transactions		(287,646,790)		370,665,682

Total increase (decrease) in net assets		(327,040,380)		475,088,811

Net assets
Beginning of period		1,488,270,983		1,013,182,172

End of period		$1,161,230,603		$1,488,270,983

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at July 31, 2018 was $18,219,041. The disaggregated distributions information for the year ended July 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Disciplined U.S. Core Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$17.70	$16.30	$14.50	$15.45	$16.29
Net investment income	0.25	0.24	0.22	0.21	0.21
Net realized and unrealized gains (losses) on investments	0.38	1.90	1.94	0.47	1.60

Total from investment operations	0.63	2.14	2.16	0.68	1.81
Distributions to shareholders from
Net investment income	(0.19)	(0.15)	(0.15)	(0.19)	(0.16)
Net realized gains	(0.85)	(0.59)	(0.21)	(1.44)	(2.49)

Total distributions to shareholders	(1.04)	(0.74)	(0.36)	(1.63)	(2.65)
Net asset value, end of period	$17.29	$17.70	$16.30	$14.50	$15.45
Total return[1]	4.31%	13.28%	15.12%	5.22%	12.01%
Ratios to average net assets (annualized)
Gross expenses	0.84%	0.83%	0.85%	0.87%	0.89%
Net expenses	0.84%	0.83%	0.85%	0.87%	0.89%
Net investment income	1.40%	1.33%	1.45%	1.60%	1.43%
Supplemental data
Portfolio turnover rate	63%	73%	60%	52%	53%
Net assets, end of period (000s omitted)	$434,367	$480,602	$467,491	$412,629	$331,123

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined U.S. Core Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$16.28	$15.04	$13.45	$14.50	$15.47
Net investment income	0.12	0.09	0.10	0.14	0.13
Net realized and unrealized gains (losses) on investments	0.35	1.76	1.79	0.38	1.48

Total from investment operations	0.47	1.85	1.89	0.52	1.61
Distributions to shareholders from
Net investment income	(0.05)	(0.02)	(0.09)	(0.13)	(0.09)
Net realized gains	(0.85)	(0.59)	(0.21)	(1.44)	(2.49)

Total distributions to shareholders	(0.90)	(0.61)	(0.30)	(1.57)	(2.58)
Net asset value, end of period	$15.85	$16.28	$15.04	$13.45	$14.50
Total return[1]	3.59%	12.41%	14.27%	4.43%	11.18%
Ratios to average net assets (annualized)
Gross expenses	1.59%	1.58%	1.60%	1.62%	1.64%
Net expenses	1.59%	1.58%	1.60%	1.62%	1.64%
Net investment income	0.66%	0.58%	0.69%	0.82%	0.66%
Supplemental data
Portfolio turnover rate	63%	73%	60%	52%	53%
Net assets, end of period (000s omitted)	$38,708	$52,647	$54,054	$46,801	$20,680

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Disciplined U.S. Core Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R	2019	2018	2017	2016[1]
Net asset value, beginning of period	$17.88	$16.51	$14.77	$14.62
Net investment income	0.19 [2]	0.18 [2]	0.17 [2]	0.13 [2]
Net realized and unrealized gains (losses) on investments	0.41	1.94	1.99	1.72

Total from investment operations	0.60	2.12	2.16	1.85
Distributions to shareholders from
Net investment income	(0.19)	(0.16)	(0.21)	(0.26)
Net realized gains	(0.85)	(0.59)	(0.21)	(1.44)

Total distributions to shareholders	(1.04)	(0.75)	(0.42)	(1.70)
Net asset value, end of period	$17.44	$17.88	$16.51	$14.77
Total return[3]	4.07%	12.97%	14.86%	13.56%
Ratios to average net assets (annualized)
Gross expenses	1.09%	1.08%	1.10%	1.12%
Net expenses	1.09%	1.08%	1.10%	1.12%
Net investment income	1.15%	1.04%	1.10%	1.12%
Supplemental data
Portfolio turnover rate	63%	73%	60%	52%
Net assets, end of period (000s omitted)	$3,126	$3,298	$2,001	$201

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined U.S. Core Fund  |  23

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2019	2018	2017	2016[1]
Net asset value, beginning of period	$18.17	$16.71	$14.86	$14.62
Net investment income	0.32	0.30 [2]	0.28 [2]	0.22 [2]
Net realized and unrealized gains (losses) on investments	0.40	1.97	1.99	1.72

Total from investment operations	0.72	2.27	2.27	1.94
Distributions to shareholders from
Net investment income	(0.28)	(0.22)	(0.21)	(0.26)
Net realized gains	(0.85)	(0.59)	(0.21)	(1.44)

Total distributions to shareholders	(1.13)	(0.81)	(0.42)	(1.70)
Net asset value, end of period	$17.76	$18.17	$16.71	$14.86
Total return[3]	4.77%	13.78%	15.56%	14.24%
Ratios to average net assets (annualized)
Gross expenses	0.41%	0.40%	0.42%	0.44%
Net expenses	0.41%	0.40%	0.42%	0.43%
Net investment income	1.84%	1.71%	1.77%	1.88%
Supplemental data
Portfolio turnover rate	63%	73%	60%	52%
Net assets, end of period (000s omitted)	$340,606	$445,678	$41,770	$4,024

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24  |  Wells Fargo Disciplined U.S. Core Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$18.17	$16.71	$14.85	$15.80	$16.60
Net investment income	0.26 [1]	0.25 [1]	0.25 [1]	0.24 [1]	0.25 [1]
Net realized and unrealized gains (losses) on investments	0.41	1.97	1.98	0.48	1.63

Total from investment operations	0.67	2.22	2.23	0.72	1.88
Distributions to shareholders from
Net investment income	(0.19)	(0.17)	(0.16)	(0.23)	(0.19)
Net realized gains	(0.85)	(0.59)	(0.21)	(1.44)	(2.49)

Total distributions to shareholders	(1.04)	(0.76)	(0.37)	(1.67)	(2.68)
Net asset value, end of period	$17.80	$18.17	$16.71	$14.85	$15.80
Total return	4.43%	13.40%	15.24%	5.36%	12.20%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.75%	0.77%	0.78%	0.74%
Net expenses	0.74%	0.74%	0.74%	0.74%	0.73%
Net investment income	1.50%	1.42%	1.60%	1.71%	1.58%
Supplemental data
Portfolio turnover rate	63%	73%	60%	52%	53%
Net assets, end of period (000s omitted)	$58,808	$94,058	$94,294	$116,807	$63,544

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Disciplined U.S. Core Fund  |  25

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$17.98	$16.55	$14.72	$15.66	$16.47
Net investment income	0.30 [1]	0.28	0.27 [1]	0.28 [1]	0.30
Net realized and unrealized gains (losses) on investments	0.40	1.95	1.98	0.47	1.61

Total from investment operations	0.70	2.23	2.25	0.75	1.91
Distributions to shareholders from
Net investment income	(0.26)	(0.21)	(0.21)	(0.25)	(0.23)
Net realized gains	(0.85)	(0.59)	(0.21)	(1.44)	(2.49)

Total distributions to shareholders	(1.11)	(0.80)	(0.42)	(1.69)	(2.72)
Net asset value, end of period	$17.57	$17.98	$16.55	$14.72	$15.66
Total return	4.69%	13.65%	15.51%	5.64%	12.55%
Ratios to average net assets (annualized)
Gross expenses	0.51%	0.50%	0.52%	0.54%	0.47%
Net expenses	0.48%	0.48%	0.48%	0.48%	0.47%
Net investment income	1.77%	1.67%	1.76%	1.96%	1.86%
Supplemental data
Portfolio turnover rate	63%	73%	60%	52%	53%
Net assets, end of period (000s omitted)	$285,616	$411,988	$353,573	$163,674	$109,901

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

26  |  Wells Fargo Disciplined U.S. Core Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Disciplined U.S. Core Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund will bear the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Wells Fargo Disciplined U.S. Core Fund  |  27

Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2019, the aggregate cost of all investments for federal income tax purposes was $850,566,735 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$339,565,791

Gross unrealized losses	(22,931,516)

Net unrealized gains	$316,634,275

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

28  |  Wells Fargo Disciplined U.S. Core Fund

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$123,558,620	$0	$0	$123,558,620

Consumer discretionary	119,687,179	0	0	119,687,179

Consumer staples	76,806,849	0	0	76,806,849

Energy	64,634,439	0	0	64,634,439

Financials	155,284,481	0	0	155,284,481

Health care	170,789,607	0	0	170,789,607

Industrials	98,983,394	0	0	98,983,394

Information technology	246,923,612	0	0	246,923,612

Materials	22,774,062	0	0	22,774,062

Real estate	44,761,500	0	0	44,761,500

Utilities	31,216,822	0	0	31,216,822

Short-term investments

Investment companies	11,780,445	0	0	11,780,445

Total assets	$1,167,201,010	$0	$0	$1,167,201,010

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended July 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $1 billion	0.350%

Next $4 billion	0.325

Next $5 billion	0.290

Over $10 billion	0.280

For the year ended July 31, 2019, the management fee was equivalent to an annual rate of 0.34% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account

Wells Fargo Disciplined U.S. Core Fund  |  29

Notes to financial statements

servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through November 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.87% for Class A shares, 1.62% for Class C shares, 1.12% for Class R shares, 0.43% for Class R6 shares, 0.74% for Administrator Class shares, and 0.48% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2019, Funds Distributor received $9,689 from the sale of Class A shares and $114 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended July 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2019 were $812,108,850 and $1,159,527,071, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

30  |  Wells Fargo Disciplined U.S. Core Fund

Notes to financial statements

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred.

As of July 31, 2019, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Citigroup Global Market Inc.	$2,051,987	$(2,051,987)	$0

UBS Securities LLC	2,215,661	(2,215,661)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

During the year ended July 31, 2019, the Fund had average borrowings outstanding of $27,882 at an average interest rate of 3.73% and paid interest in the amount of $1,040.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2019 and July 31, 2018 were as follows:

	Year ended July 31

	2019	2018

Ordinary income	$19,978,044	$27,352,794

Long-term capital gain	63,886,088	28,572,832

As of July 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$20,794,241	$24,799,513	$316,634,275

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended July 31, 2018 were as follows:

	Net investment income	Net realized gains

Class A	$4,337,310	$16,367,452

Class C	71,920	1,975,046

Class R	19,170	67,065

Class R6	2,941,311	7,459,553

Administrator Class	938,093	3,240,553

Institutional Class	5,006,239	13,501,914

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the

Wells Fargo Disciplined U.S. Core Fund  |  31

Notes to financial statements

Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

32  |  Wells Fargo Disciplined U.S. Core Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Disciplined U.S. Core Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 25, 2019

Wells Fargo Disciplined U.S. Core Fund  |  33

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $63,886,088 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $19,978,044 of income dividends paid during the fiscal year ended July 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2019, $85,855 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended July 31, 2019, $1,710,747 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34  |  Wells Fargo Disciplined U.S. Core Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Disciplined U.S. Core Fund  |  35

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

36  |  Wells Fargo Disciplined U.S. Core Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Disciplined U.S. Core Fund  |  37

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Disciplined U.S. Core Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Disciplined U.S. Core Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

38  |  Wells Fargo Disciplined U.S. Core Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the five- and ten-year periods under review, but lower than the average investment performance of the Universe for the one- and three-year periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the S&P 500 Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe over the longer time periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Wells Fargo Disciplined U.S. Core Fund  |  39

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

40  |  Wells Fargo Disciplined U.S. Core Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

405476 09-19

A203/AR203 07-19

Annual Report

July 31, 2019

Wells Fargo Endeavor Select Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Endeavor Select Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Endeavor Select Fund for the 12-month period that ended July 31, 2019. After the first six months of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally enjoyed a recovery during the final six months amid continued concerns about global economic growth, international trade, geopolitical tensions, and bouts of market volatility. These concerns negatively influenced international equity markets.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 7.99% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 2.27%. The MSCI EM Index (Net)3 slipped 2.18%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 8.08%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 3.74%, the Bloomberg Barclays Municipal Bond Index6 gained 7.31%, and the ICE BofAML U.S. High Yield Index7 added 6.94%.

Entering the fourth quarter of 2018, economic data was encouraging.

Domestic equity investors entered the fourth quarter of 2018 with reasons to be optimistic. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada progressed. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in September 2018, one of four rate increases implemented during the calendar year, a sign of its confidence in the strength of the U.S. economy.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. In September 2018, international investors began to factor a number of disconcerting economic and business data points: lower July manufacturers’ and industrial orders in Germany; falling purchasing manager index numbers for August from the United Kingdom, China, and India; and declining household spending for August in Japan. Taken together, the data fed growing concerns over slowing global growth that unnerved investors.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Endeavor Select Fund

Letter to shareholders (unaudited)

Global markets suffered during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008. A partial U.S. government shutdown driven by partisan policy disputes extended into January.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecasted the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, a combination of dovish Fed sentiment and steady, if not spectacular, U.S. economic and business metrics reinforced investors’ confidence. Monthly job creation data and corporate profits, while less consistent than during 2018, were solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth. During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%.

During May 2019, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit caused Prime Minister Theresa May to resign. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

As had been the case during most of 2019 to date, just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs.

President Mario Draghi of the European Central Bank said that if the outlook doesn’t improve, the bank will cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July 2019.

“December’s S&P 500 Index performance was the worst since 1931.”

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Endeavor Select Fund  |  3

Letter to shareholders (unaudited)

Later in July 2019, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Despite the accommodative approach of central banks, investors continued to have misgivings about the durability of economic growth globally and a pervasively cautious tone influenced the world’s equity and fixed-income markets.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Endeavor Select Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®‡

Christopher J. Warner, CFA®‡

Average annual total returns (%) as of July 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (STAEX)	12-29-2000	8.68	13.13	14.25	15.37	14.47	14.92	1.26	1.21

Class C (WECCX)	12-29-2000	13.51	13.61	14.07	14.51	13.61	14.07	2.01	1.96

Administrator Class (WECDX)	4-8-2005	–	–	–	15.63	14.72	15.19	1.18	1.01

Institutional Class (WFCIX)	4-8-2005	–	–	–	15.76	14.94	15.41	0.93	0.81

Russell 1000® Growth Index[3]	–	–	–	–	10.82	14.25	15.74	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, focused portfolio risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Endeavor Select Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2019[4]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through November 30, 2020, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 1.20% for Class A, 1.95% for Class C, 1.00% for Administrator Class, and 0.80% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[4]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[5]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Endeavor Select Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period that ended July 31, 2019.

∎	Stock selection in the information technology (IT) sector and select names within the consumer discretionary sector were key contributors to performance.

∎	Stock selection within the communication services sector detracted from performance.

Volatility reemerged during the middle of the 12-month period.

While global stock markets posted positive returns during the 12-month period, it was not an entirely smooth ride for investors. Optimism for synchronized global economic growth eventually evolved into a decidedly risk-off market driven by escalating uncertainty and investor fear. Mounting geopolitical concerns, rising domestic interest rates, concern over the stability of select emerging market economies, and escalating fears of a trade war between the U.S. and China contributed to market volatility. The Federal Reserve’s shift toward a neutral interest rate policy stance—and eventual easing—helped ease concerns and provided a tailwind for equities to reach new highs by the end of the period.

Despite increased uncertainty, we have not significantly repositioned the Fund. We continue to emphasize companies with a secular rather than a cyclical growth profile. The Fund remains positioned toward companies with high visibility of earnings growth and those positioned on the right side of change. We believe this strategy will prove beneficial should volatility levels remain elevated.

Ten largest holdings (%) as of July 31, 2019[5]

Microsoft Corporation	9.05

Amazon.com Incorporated	6.09

Alphabet Incorporated Class A	5.42

Visa Incorporated Class A	5.23

UnitedHealth Group Incorporated	3.96

Union Pacific Corporation	3.18

The Home Depot Incorporated	3.13

Waste Connections Incorporated	3.08

The Sherwin-Williams Company	2.91

Total System Services Incorporated	2.77

The Fund’s IT and select consumer discretionary holdings contributed to relative performance.

Within the IT sector, the Fund’s position in Total System Services, Incorporated, contributed to returns. Total System Services, a leading provider of electronic payment processing services to banks and other financial institutions, saw its shares materially increase on the company’s announcement that it would merge with Global Payments Incorporated. The deal is the third combination announced in the payments industry this year. The merger offers potential benefits from synergies and scale as the combined company will serve 3.5 million mostly small and medium-size businesses.

Within consumer discretionary, MercadoLibre, Incorporated, was additive to returns. MercadoLibre is the dominant Latin American e-commerce provider and owns MercadoPago, the leading online payment solution in Latin America. Increased e-commerce penetration in MercadoLibre’s key markets, such as Brazil and Argentina, drove higher sales growth. Customers’ use of MercadoPago both on and off MercadoLibre’s e-commerce marketplace provided an additional avenue of growth for the company.

Please see footnotes on page 7.

8  |  Wells Fargo Endeavor Select Fund

Performance highlights (unaudited)

Sector distribution as of July 31, 2019[6]

Stock selection in the communication services sector detracted from performance.

Within the communication services sector, our position in Alphabet Incorporated detracted from the Fund’s performance. Alphabet is the parent company of Google and other services such as Android, Ads, and YouTube. Shares sold off after the company reported deceleration in revenue growth and other key metrics. Management stated the deceleration resulted from changes implemented at YouTube in 2018 to improve the user experience. These initiatives resulted in more difficult comparisons for 2019. We have continued to hold the position in Alphabet as it is the leader in online advertising and is positioned to potentially benefit from global growth in web usage.

Also within communication services, shares of Activision Blizzard, Incorporated, weighed on returns over the past year. Activision, like many video game software firms, is benefiting from rising digital downloads and in-game monetization opportunities. However, increased competition from both the mega-hit “Fortnite” as well as other publishers pressured the shares. Activision’s “Call of Duty” franchise continues to perform extremely well, but the potential for greater competition to the company’s other titles caused the company to lower guidance for 2019.

The macro outlook is likely to remain muted, but opportunities abound to find companies on the right side of change.

As we look toward the remainder of 2019, we believe the U.S. economy is likely to avoid recessionary pressures and continue to expand albeit at a slower rate. We believe, however, the collision of slowing economic growth—caused partly by structural challenges such as demographics and elevated debt levels—and accelerating change driven by technological innovation creates exciting investment opportunities.

Innovative companies on the right side of change have been benefiting from this environment in which true secular growth is becoming increasingly scarce. In our view, right-side-of-change companies can produce predictable earnings and cash flows into the future—characteristics hard to find in the current economy. In a world starved of growth, investors tend to seek out that which is more certain and reward these attributes with a scarcity premium.

However, we also believe the market may become even more selective regarding profitability. In our view, the scarcity-of-growth narrative is playing out, and valuations have expanded meaningfully for many companies levered to new technologies. We think it is essential to stay laser-focused on finding innovative companies on the right side of change while remaining vigilant about risk management.

Please see footnotes on page 7.

Wells Fargo Endeavor Select Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2019 to July 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2019	Ending account value 7-31-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,181.56	$6.49	1.20%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.84	$6.01	1.20%

Class C

Actual	$1,000.00	$1,176.76	$10.52	1.95%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$9.74	1.95%

Administrator Class

Actual	$1,000.00	$1,182.17	$5.41	1.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01	1.00%

Institutional Class

Actual	$1,000.00	$1,183.37	$4.33	0.80%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Endeavor Select Fund

Portfolio of investments—July 31, 2019

	Shares	Value
Common Stocks: 96.56%

Communication Services: 13.35%

Entertainment: 4.05%

Activision Blizzard Incorporated	28,800	$1,403,712

Netflix Incorporated †	6,400	2,067,136

Nintendo Company Limited ADR	39,000	1,801,410

		5,272,258

Interactive Media & Services: 9.30%

Alphabet Incorporated Class A †	5,799	7,064,342

Alphabet Incorporated Class C †	950	1,155,846

IAC Corporation †	8,900	2,127,545

Tencent Holdings Limited ADR	38,200	1,776,300

		12,124,033

Consumer Discretionary: 13.86%

Auto Components: 1.54%

Aptiv plc	22,900	2,007,185

Automobiles: 1.62%

Ferrari NV	13,100	2,110,148

Internet & Direct Marketing Retail: 7.57%

Amazon.com Incorporated †	4,253	7,939,415

MercadoLibre Incorporated †	3,100	1,926,402

		9,865,817

Specialty Retail: 3.13%

The Home Depot Incorporated	19,083	4,077,846

Financials: 6.38%

Capital Markets: 6.38%

Intercontinental Exchange Incorporated	37,415	3,287,282

Raymond James Financial Incorporated	25,000	2,016,750

S&P Global Incorporated	12,278	3,007,496

		8,311,528

Health Care: 12.60%

Health Care Equipment & Supplies: 8.65%

Alcon Incorporated †	26,900	1,580,375

Boston Scientific Corporation †	79,200	3,362,832

DexCom Incorporated †	14,100	2,211,867

Edwards Lifesciences Corporation †	10,800	2,298,780

Intuitive Surgical Incorporated †	3,500	1,818,285

		11,272,139

Health Care Providers & Services: 3.95%

UnitedHealth Group Incorporated	20,700	5,154,507

Industrials: 8.94%

Commercial Services & Supplies: 5.76%

Cintas Corporation	13,400	3,489,896

Waste Connections Incorporated	44,260	4,015,267

		7,505,163

The accompanying notes are an integral part of these financial statements.

Wells Fargo Endeavor Select Fund  |  11

Portfolio of investments—July 31, 2019

		Shares	Value
Road & Rail: 3.18%

Union Pacific Corporation		23,000	$4,138,850

Information Technology: 32.68%

Communications Equipment: 2.09%

Motorola Solutions Incorporated		16,400	2,721,744

IT Services: 15.27%

Fiserv Incorporated †		30,330	3,197,724

FleetCor Technologies Incorporated †		10,600	3,012,202

PayPal Holdings Incorporated †		29,600	3,267,840

Total System Services Incorporated		26,600	3,610,152

Visa Incorporated Class A		38,258	6,809,924

			19,897,842

Software: 15.32%

Autodesk Incorporated †		15,300	2,389,401

Microsoft Corporation		86,600	11,800,982

Salesforce.com Incorporated †		18,400	2,842,800

ServiceNow Incorporated †		10,600	2,940,334

			19,973,517

Materials: 6.92%

Chemicals: 5.21%

Air Products & Chemicals Incorporated		13,100	2,990,337

The Sherwin-Williams Company		7,400	3,796,496

			6,786,833

Construction Materials: 1.71%

Vulcan Materials Company		16,100	2,227,435

Real Estate: 1.83%

Equity REITs: 1.83%

SBA Communications Corporation †		9,700	2,380,477

Total Common Stocks (Cost $67,736,210)			125,827,322

	Yield
Short-Term Investments: 3.31%

Investment Companies: 3.31%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.26%	4,314,739	4,314,739

Total Short-Term Investments (Cost $4,314,739)			4,314,739

Total investments in securities (Cost $72,050,949)	99.87%	130,142,061

Other assets and liabilities, net	0.13	173,093

Total net assets	100.00%	$130,315,154

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Endeavor Select Fund

Portfolio of investments—July 31, 2019

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC*	2,171,758	29,643,583	31,815,341	0	$(1,003)	$0	$24,214	#	$0
Wells Fargo Government Money Market Fund Select Class	2,588,003	50,399,202	48,672,466	4,314,739	0	0	61,730		4,314,739

					$(1,003)	$0	$85,944		$4,314,739	3.31%

*	No longer held at the end of the period.

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Endeavor Select Fund  |  13

Statement of assets and liabilities—July 31, 2019

Assets
Investments in unaffiliated securities, at value (cost $67,736,210)	$125,827,322
Investments in affiliated securities, at value (cost $4,314,739)	4,314,739
Receivable for investments sold	102,621
Receivable for Fund shares sold	145,907
Receivable for dividends	32,192
Prepaid expenses and other assets	122,959

Total assets	130,545,740

Liabilities
Payable for Fund shares redeemed	89,228
Management fee payable	59,575
Professional fees payable	34,280
Administration fees payable	15,839
Custodian and accounting fees payable	14,887
Trustees’ fees and expenses payable	4,362
Distribution fee payable	1,355
Accrued expenses and other liabilities	11,060

Total liabilities	230,586

Total net assets	$130,315,154

Net assets consist of
Paid-in capital	$56,933,388
Total distributable earnings	73,381,766

Total net assets	$130,315,154

Computation of net asset value and offering price per share
Net assets – Class A	$17,939,575
Shares outstanding – Class A1	2,153,139
Net asset value per share – Class A	$8.33
Maximum offering price per share – Class A2	$8.84
Net assets – Class C	$2,115,595
Shares outstanding – Class C1	435,618
Net asset value per share – Class C	$4.86
Net assets – Administrator Class	$2,590,300
Shares outstanding – Administrator Class[1]	283,117
Net asset value per share – Administrator Class	$9.15
Net assets – Institutional Class	$107,669,684
Shares outstanding – Institutional Class[1]	11,121,976
Net asset value per share – Institutional Class	$9.68

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Endeavor Select Fund

Statement of operations—year ended July 31, 2019

Investment income
Dividends (net of foreign withholding taxes of $10,340)	$1,067,333
Income from affiliated securities	67,722

Total investment income	1,135,055

Expenses
Management fee	937,210
Administration fees
Class A	33,432
Class C	6,244
Administrator Class	3,447
Institutional Class	146,044
Shareholder servicing fees
Class A	39,800
Class C	7,433
Administrator Class	6,428
Distribution fee
Class C	22,299
Custody and accounting fees	15,103
Professional fees	45,413
Registration fees	59,999
Shareholder report expenses	35,000
Trustees’ fees and expenses	22,091
Other fees and expenses	12,397

Total expenses	1,392,340
Less: Fee waivers and/or expense reimbursements	(218,066)

Net expenses	1,174,274

Net investment loss	(39,219)

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	21,280,819
Affiliated securities	(1,003)

Net realized gains on investments	21,279,816
Net change in unrealized gains (losses) on investments	(3,421,390)

Net realized and unrealized gains (losses) on investments	17,858,426

Net increase in net assets resulting from operations	$17,819,207

The accompanying notes are an integral part of these financial statements.

Wells Fargo Endeavor Select Fund  |  15

Statement of changes in net assets

	Year ended July 31, 2019		Year ended July 31, 2018¹

Operations
Net investment loss		$(39,219)		$(234,390)
Net realized gains on investments		21,279,816		29,720,347
Net change in unrealized gains (losses) on investments		(3,421,390)		10,190,328

Net increase in net assets resulting from operations		17,819,207		39,676,285

Distributions to shareholders from net investment income and net realized gains
Class A		(3,430,850)		(2,526,049)
Class C		(1,168,306)		(946,756)
Administrator Class		(567,258)		(597,659)
Institutional Class		(23,115,770)		(24,176,044)

Total distributions to shareholders		(28,282,184)		(28,246,508)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	695,352	5,403,334	742,375	6,708,296
Class C	135,403	567,944	68,071	431,126
Administrator Class	17,483	134,106	8,610	83,829
Institutional Class	927,530	8,358,983	829,379	8,252,736

		14,464,367		15,475,987

Reinvestment of distributions
Class A	460,780	3,073,403	267,712	2,179,176
Class C	298,729	1,168,031	168,269	942,309
Administrator Class	77,420	566,717	65,748	573,324
Institutional Class	2,976,014	23,004,592	2,647,483	24,092,788

		27,812,743		27,787,597

Payment for shares redeemed
Class A	(731,194)	(5,639,781)	(706,902)	(6,353,582)
Class C	(585,440)	(2,522,025)	(189,968)	(1,213,972)
Administrator Class	(114,882)	(964,193)	(155,500)	(1,499,494)
Institutional Class	(5,242,746)	(47,188,366)	(5,501,471)	(55,332,910)

		(56,314,365)		(64,399,958)

Net decrease in net assets resulting from capital share transactions		(14,037,255)		(21,136,374)

Total decrease in net assets		(24,500,232)		(9,706,597)

Net assets
Beginning of period		154,815,386		164,521,983

End of period		$130,315,154		$154,815,386

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at July 31, 2018 was $0. The disaggregated distributions information for the year ended July 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Endeavor Select Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$9.43	$9.09	$8.96	$13.74	$14.13
Net investment loss	(0.03)[1]	(0.04)[1]	(0.03)[1]	(0.04)[1]	(0.08)[1]
Net realized and unrealized gains (losses) on investments	0.97	2.23	1.49	(0.14)	1.65

Total from investment operations	0.94	2.19	1.46	(0.18)	1.57
Distributions to shareholders from
Net realized gains	(2.04)	(1.85)	(1.33)	(4.60)	(1.96)
Net asset value, end of period	$8.33	$9.43	$9.09	$8.96	$13.74
Total return[2]	15.37%	27.35%	19.39%	(0.07)%	12.14%
Ratios to average net assets (annualized)
Gross expenses	1.30%	1.25%	1.22%	1.28%	1.24%
Net expenses	1.20%	1.20%	1.20%	1.20%	1.23%
Net investment loss	(0.35)%	(0.49)%	(0.33)%	(0.36)%	(0.55)%
Supplemental data
Portfolio turnover rate	20%	36%	59%	79%	126%
Net assets, end of period (000s omitted)	$17,940	$16,301	$12,953	$18,498	$26,197

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Endeavor Select Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$6.46	$6.80	$7.09	$11.93	$12.61
Net investment loss	(0.06)[1]	(0.08)[1]	(0.07)[1]	(0.09)[1]	(0.16)[1]
Net realized and unrealized gains (losses) on investments	0.50	1.59	1.11	(0.15)	1.44

Total from investment operations	0.44	1.51	1.04	(0.24)	1.28
Distributions to shareholders from
Net realized gains	(2.04)	(1.85)	(1.33)	(4.60)	(1.96)
Net asset value, end of period	$4.86	$6.46	$6.80	$7.09	$11.93
Total return[2]	14.51%	26.43%	18.46%	(0.76)%	11.21%
Ratios to average net assets (annualized)
Gross expenses	2.05%	2.00%	1.97%	2.03%	1.99%
Net expenses	1.95%	1.95%	1.95%	1.95%	1.99%
Net investment loss	(1.12)%	(1.22)%	(1.08)%	(1.11)%	(1.32)%
Supplemental data
Portfolio turnover rate	20%	36%	59%	79%	126%
Net assets, end of period (000s omitted)	$2,116	$3,792	$3,676	$4,845	$6,914

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Endeavor Select Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.12	$9.62	$9.38	$14.13	$14.45
Net investment income (loss)	(0.01)[1]	(0.03)[1]	(0.01)[1]	0.01 [1]	(0.05)[1]
Net realized and unrealized gains (losses) on investments	1.08	2.38	1.58	(0.16)	1.69

Total from investment operations	1.07	2.35	1.57	(0.15)	1.64
Distributions to shareholders from
Net realized gains	(2.04)	(1.85)	(1.33)	(4.60)	(1.96)
Net asset value, end of period	$9.15	$10.12	$9.62	$9.38	$14.13
Total return	15.63%	27.55%	19.71%	0.16%	12.38%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.16%	1.14%	1.14%	1.05%
Net expenses	1.00%	1.00%	1.00%	1.00%	0.99%
Net investment income (loss)	(0.16)%	(0.28)%	(0.12)%	0.06%	(0.32)%
Supplemental data
Portfolio turnover rate	20%	36%	59%	79%	126%
Net assets, end of period (000s omitted)	$2,590	$3,068	$3,695	$5,254	$42,776

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Endeavor Select Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$10.57	$9.95	$9.65	$14.39	$14.65
Net investment income (loss)	0.00 [1,2]	(0.01)[1]	0.00 [1,2]	0.00 [1,2]	(0.01)[1]
Net realized and unrealized gains (losses) on investments	1.15	2.49	1.64	(0.14)	1.71

Total from investment operations	1.15	2.48	1.64	(0.14)	1.70
Distributions to shareholders from
Net investment income	0.00	(0.01)	(0.01)	0.00	0.00
Net realized gains	(2.04)	(1.85)	(1.33)	(4.60)	(1.96)

Total distributions to shareholders	(2.04)	(1.86)	(1.34)	(4.60)	(1.96)
Net asset value, end of period	$9.68	$10.57	$9.95	$9.65	$14.39
Total return	15.76%	28.01%	19.87%	0.27%	12.63%
Ratios to average net assets (annualized)
Gross expenses	0.97%	0.92%	0.89%	0.95%	0.81%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income (loss)	0.05%	(0.08)%	0.05%	0.04%	(0.09)%
Supplemental data
Portfolio turnover rate	20%	36%	59%	79%	126%
Net assets, end of period (000s omitted)	$107,670	$131,655	$144,199	$162,935	$221,801

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Endeavor Select Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Endeavor Select Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending

Wells Fargo Endeavor Select Fund  |  21

Notes to financial statements

agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund will bear the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2019, the aggregate cost of all investments for federal income tax purposes was $72,506,581 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$57,953,674

Gross unrealized losses	(318,194)

Net unrealized gains	$57,635,480

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. In addition, the Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to equalization payments. At July 31, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$302,644	$(302,644)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to

22  |  Wells Fargo Endeavor Select Fund

Notes to financial statements

unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$17,396,291	$0	$0	$17,396,291

Consumer discretionary	18,060,996	0	0	18,060,996

Financials	8,311,528	0	0	8,311,528

Health care	16,426,646	0	0	16,426,646

Industrials	11,644,013	0	0	11,644,013

Information technology	42,593,103	0	0	42,593,103

Materials	9,014,268	0	0	9,014,268

Real estate	2,380,477	0	0	2,380,477

Short-term investments

Investment companies	4,314,739	0	0	4,314,739

Total assets	$130,142,061	$0	$0	$130,142,061

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended July 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.700%

Next $500 million	0.675

Next $1 billion	0.650

Next $2 billion	0.625

Next $1 billion	0.600

Next $3 billion	0.590

Next $2 billion	0.565

Next $2 billion	0.555

Next $4 billion	0.530

Over $16 billion	0.505

Wells Fargo Endeavor Select Fund  |  23

Notes to financial statements

For the year ended July 31, 2019, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through November 30, 2020 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.20% for Class A shares, 1.95% for Class C shares, 1.00% for Administrator Class shares, and 0.80% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2019, Funds Distributor received $2,537 from the sale of Class A shares and $79 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A for the year ended July 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2019 were $26,787,211 and $70,851,990, respectively.

24  |  Wells Fargo Endeavor Select Fund

Notes to financial statements

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of July 31, 2019, the Fund did not have any securities on loan.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended July 31, 2019, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2019 and July 31, 2018 were as follows:

	Year ended July 31

	2019	2018

Ordinary income	$3,970,538	$3,933,421

Long-term capital gain	24,311,646	24,313,087

As of July 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$749,865	$14,996,421	$57,635,480

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended July 31, 2018 were as follows:

	Net investment income	Net realized gains

Class A	$0	$2,526,049

Class C	0	946,756

Administrator Class	0	597,659

Institutional Class	159,467	24,016,577

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invests a concentration of its portfolio in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

Wells Fargo Endeavor Select Fund  |  25

Notes to financial statements

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. PManagement has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

26  |  Wells Fargo Endeavor Select Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Endeavor Select Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 25, 2019

Wells Fargo Endeavor Select Fund  |  27

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 29.54% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $24,614,290 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2019. Long-term capital gains in the amount of $302,644 were distributed in connection with Fund share redemptions.

Pursuant to Section 854 of the Internal Revenue Code, $1,312,851 of income dividends paid during the fiscal year ended July 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2019, $3,970,538 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28  |  Wells Fargo Endeavor Select Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Endeavor Select Fund  |  29

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

30  |  Wells Fargo Endeavor Select Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Endeavor Select Fund  |  31

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Endeavor Select Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Endeavor Select Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

32  |  Wells Fargo Endeavor Select Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than or in range of the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 1000® Growth Index, for the one- and three-year periods under review, but lower than its benchmark for the five- and ten-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s higher or in range performance relative to the Universe for all periods under review and the index over the one- and three-year time periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Wells Fargo Endeavor Select Fund  |  33

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

34  |  Wells Fargo Endeavor Select Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

405477 09-19

A205/AR205 07-19

Annual Report

July 31, 2019

Wells Fargo Growth Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Growth Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Growth Fund for the 12-month period that ended July 31, 2019. After the first six months of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally enjoyed a recovery during the final six months amid continued concerns about global economic growth, international trade, geopolitical tensions, and bouts of market volatility. These concerns negatively influenced international equity markets.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 7.99% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 2.27%. The MSCI EM Index (Net)3 slipped 2.18%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 8.08%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 3.74%, the Bloomberg Barclays Municipal Bond Index6 gained 7.31%, and the ICE BofAML U.S. High Yield Index7 added 6.94%.

Entering the fourth quarter of 2018, economic data was encouraging.

Domestic equity investors entered the fourth quarter of 2018 with reasons to be optimistic. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada progressed. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in September 2018, one of four rate increases implemented during the calendar year, a sign of its confidence in the strength of the U.S. economy.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. In September 2018, international investors began to factor a number of disconcerting economic and business data points: lower July manufacturers’ and industrial orders in Germany; falling purchasing manager index numbers for August from the United Kingdom, China, and India; and declining household spending for August in Japan. Taken together, the data fed growing concerns over slowing global growth that unnerved investors.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Growth Fund

Letter to shareholders (unaudited)

Global markets suffered during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008. A partial U.S. government shutdown driven by partisan policy disputes extended into January.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecasted the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, a combination of dovish Fed sentiment and steady, if not spectacular, U.S. economic and business metrics reinforced investors’ confidence. Monthly job creation data and corporate profits, while less consistent than during 2018, were solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth. During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%.

During May 2019, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit caused Prime Minister Theresa May to resign. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

As had been the case during most of 2019 to date, just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs.

President Mario Draghi of the European Central Bank said that if the outlook doesn’t improve, the bank will cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July 2019.

“December’s S&P 500 Index performance was the worst since 1931.”

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Growth Fund  |  3

Letter to shareholders (unaudited)

Later in July 2019, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Despite the accommodative approach of central banks, investors continued to have misgivings about the durability of economic growth globally and a pervasively cautious tone influenced the world’s equity and fixed-income markets.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Growth Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA®‡, CPA

Thomas C. Ognar, CFA®‡

Average annual total returns (%) as of July 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (SGRAX)	2-24-2000	7.02	12.37	16.09	13.55	13.70	16.78	1.18	1.16

Class C (WGFCX)	12-26-2002	11.68	12.85	15.91	12.68	12.85	15.91	1.93	1.91

Class R6 (SGRHX)[3]	9-30-2015	–	–	–	14.06	14.22	17.31	0.75	0.70

Administrator Class (SGRKX)	8-30-2002	–	–	–	13.78	13.93	17.05	1.10	0.96

Institutional Class (SGRNX)	2-24-2000	–	–	–	14.00	14.18	17.29	0.85	0.75

Russell 3000® Growth Index[4]	–	–	–	–	9.88	13.94	15.58	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Growth Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2019[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through November 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[4]

The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Growth Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period that ended July 31, 2019.

∎	Holdings within information technology (IT), health care, financials, and consumer discretionary aided the Fund’s performance for the period.

∎	The Fund’s performance was inhibited by stocks within the communication services and materials sectors.

The equity market pushed higher over the trailing one-year period as solid economic fundamentals have overshadowed periods of negative sentiment, which was particularly pervasive in late 2018. For much of the fourth quarter of 2018, stocks moved sharply lower as a flattening yield curve, corporate debt concerns, a pullback in commodities, tariff and trade concerns, and hues of decelerating global growth flustered markets. Additionally, geopolitical concerns coupled with quantitative easing across the globe have fueled investor concerns. Despite this backdrop, while some economic data has slowed in the U.S., the economy still stands on solid footing with low unemployment and strong consumer confidence. This environment of accommodative fiscal and monetary policy and reasonable energy prices is fostering a healthy landscape for the consumer. The Fund continues to benefit from constructive idiosyncratic dynamics and secular growth catalysts in a variety of areas as many of our portfolio companies are gaining market share in their respective industries.

Ten largest holdings (%) as of July 31, 2019[6]

Amazon.com Incorporated	7.23

Alphabet Incorporated Class A	4.96

Microsoft Corporation	4.66

Microchip Technology Incorporated	3.36

MasterCard Incorporated Class A	3.26

Visa Incorporated Class A	3.09

Monolithic Power Systems Incorporated	2.48

Burlington Stores Incorporated	2.44

Envestnet Incorporated	2.11

Apple Incorporated	2.09

Performance of health care and IT holdings were beneficial to Fund performance.

Select holdings within the health care sector served as the best-performing area of the Fund. Health care technology firm Veeva Systems Incorporated, which provides software-as-a-service (SaaS) solutions to the life sciences industry, reported strong revenue and free cash flow with particular strength from its clinical data management system unit. Other areas of strength within the sector came from Insulet Corporation, which makes insulin delivery systems for people with diabetes, and Novocure Limited, whose flagship product Optune slows cancer cell growth for patients with brain cancer. Other areas of the Fund that performed well were areas such as SaaS and payment processing industries within IT that generated market-share penetration and margin expansion in their respective vertical markets. Within software, demand remained strong as corporate spending continued to rise, coupled with next-generation cloud computing platforms that garnered a large share of new business at the expense of legacy solutions. Within the payment space, the movement toward e-commerce has had a positive effect on overall demand as more consumers are moving from cash to digital payments.

Sector distribution as of July 31, 2019[7]

Certain communication services and materials stocks detracted from performance.

The main source of weakness from a sector perspective came from communication services as the Fund’s underweight position to Facebook, Incorporated, negatively affected relative performance. In 2018, we reduced our positon after privacy issues surfaced and after Facebook shifted its focus toward monetizing stories and video rather than the traditional newsfeed segment. Recently, we have added back to our position as we have grown more comfortable with its ability to monetize both of these properties within Instagram and the legacy Facebook app.

Within materials, PolyOne Corporation, which makes specialized polymer plastics solutions, detracted from performance as organic sales decelerated due to a slowing of macro demand.

Please see footnotes on page 7.

8  |  Wells Fargo Growth Fund

Performance highlights (unaudited)

Areas of focus remain in secular areas like software, payments, and semiconductors.

The Fund continues to be well diversified in a plethora of areas, which include industries within consumer discretionary, health care, communication services, and IT. Some notable segments include the SaaS, payments, and semiconductors industries. The structural advantages of the software space continue to include benefits like a predictable cost of ownership to the customer, flexibility and scale, simplification, and faster implementation times. Within the payments segment, processors like Square, Incorporated, and PayPal Holdings, Incorporated, as well as networks Visa Incorporated and MasterCard Incorporated, continue to capitalize from secular drivers such as the global shift from cash and check to plastic, growth within e-commerce, international and cross-border growth, and peer-to-peer transfers. Semiconductors, which continue to benefit from the digitization of the economy, are becoming more prevalent in our daily lives as more chips are being used in electrical devices.

Our view of faster-growth stocks is positive.

We continue to be disciplined from a valuation perspective by trimming positions where the valuation gap has narrowed and adding to positions where it has widened. While our process is largely bottom-up, we continue to monitor geopolitical issues like trade tensions between the U.S. and China as well as macroeconomic conditions such as the economic slowdown in Europe, the increasing amount of negative-yielding sovereign debt, and the steep decrease in U.S. Treasury yields. We expect to generate alpha from multiple sectors and industries and are comfortable with our positioning and our focus on SaaS, cloud services, online retail, digital payments, the internet of things, and innovation (SCODIi). We continue to witness a scarcity of growth stock opportunities within the investing universe, which could favor our portfolio in the future. Going forward, given the current economic backdrop, stocks emphasized in our investment process should bode well for the future of the portfolio.

Wells Fargo Growth Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2019 to July 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2019	Ending account value 7-31-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,175.15	$6.26	1.16%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.04	$5.81	1.16%

Class C

Actual	$1,000.00	$1,170.59	$10.28	1.91%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	$9.54	1.91%

Class R6

Actual	$1,000.00	$1,177.80	$3.78	0.70%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%

Administrator Class

Actual	$1,000.00	$1,176.24	$5.18	0.96%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.03	$4.81	0.96%

Institutional Class

Actual	$1,000.00	$1,177.53	$4.05	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Growth Fund

Portfolio of investments—July 31, 2019

	Shares	Value
Common Stocks: 98.58%

Communication Services: 8.78%

Entertainment: 0.66%

Live Nation Incorporated †	8,828	$636,146

Netflix Incorporated †	94,340	30,470,877

		31,107,023

Interactive Media & Services: 8.12%

Alphabet Incorporated Class A †	190,535	232,109,737

Alphabet Incorporated Class C †	19,190	23,348,089

CarGurus Incorporated †	489,600	18,247,392

Facebook Incorporated Class A †	436,900	84,859,087

Pinterest Incorporated Class A †	199,985	5,797,565

Twitter Incorporated †	359,100	15,193,521

		379,555,391

Consumer Discretionary: 18.59%

Diversified Consumer Services: 0.92%

Bright Horizons Family Solutions Incorporated †	128,030	19,469,522

Grand Canyon Education Incorporated †	217,250	23,630,283

		43,099,805

Hotels, Restaurants & Leisure: 1.60%

Norwegian Cruise Line Holdings Limited †	530,500	26,227,920

Royal Caribbean Cruises Limited	416,100	48,409,074

		74,636,994

Household Durables: 1.60%

Roku Incorporated †	723,400	74,748,922

Internet & Direct Marketing Retail: 7.62%

Amazon.com Incorporated †	181,070	338,017,855

Farfetch Limited Class A †«	864,000	17,366,400

The RealReal Incorporated †	38,823	953,105

		356,337,360

Multiline Retail: 0.71%

Ollie’s Bargain Outlet Holdings Incorporated †	391,100	33,122,259

Specialty Retail: 5.31%

Burlington Stores Incorporated †	632,250	114,279,188

CarMax Incorporated †	197,700	17,350,152

Five Below Incorporated †	305,559	35,890,960

The Home Depot Incorporated	159,710	34,128,430

ULTA Beauty Incorporated †	133,800	46,729,650

		248,378,380

Textiles, Apparel & Luxury Goods: 0.83%

Levi Strauss & Company Class A †«	2,027,769	38,649,277

Consumer Staples: 2.58%

Beverages: 1.57%

Constellation Brands Incorporated Class A	64,310	12,657,494

The Coca-Cola Company	1,155,100	60,792,913

		73,450,407

Wells Fargo Growth Fund  |  11

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2019

	Shares	Value

Food & Staples Retailing: 0.07%

Grocery Outlet Holding Corporation †	83,499	$3,251,451

Personal Products: 0.94%

The Estee Lauder Companies Incorporated Class A	237,960	43,829,852

Energy: 0.40%

Oil, Gas & Consumable Fuels: 0.40%

Concho Resources Incorporated	191,850	18,739,908

Financials: 4.08%

Capital Markets: 3.49%

Assetmark Financial Holdings †	94,579	2,675,640

CME Group Incorporated	102,410	19,910,552

MarketAxess Holdings Incorporated	259,121	87,334,142

Raymond James Financial Incorporated	416,340	33,586,148

The Charles Schwab Corporation	458,050	19,796,921

		163,303,403

Thrifts & Mortgage Finance: 0.59%

LendingTree Incorporated †«	85,260	27,499,760

Health Care: 11.18%

Biotechnology: 3.03%

Alexion Pharmaceuticals Incorporated †	577,300	65,402,317

Natera Incorporated †	617,795	17,038,786

Sage Therapeutics Incorporated †	93,500	14,991,790

Sarepta Therapeutics Incorporated †	89,600	13,336,960

Vertex Pharmaceuticals Incorporated †	186,600	31,091,292

		141,861,145

Health Care Equipment & Supplies: 5.26%

Boston Scientific Corporation †	1,547,520	65,707,699

DexCom Incorporated †	177,100	27,781,677

Edwards Lifesciences Corporation †	109,800	23,370,930

Insulet Corporation †	415,900	51,130,746

Novocure Limited †	808,600	67,291,692

Stryker Corporation	51,000	10,698,780

		245,981,524

Health Care Technology: 1.65%

Health Catalyst Incorporated †	47,213	2,089,175

Veeva Systems Incorporated Class A †	452,250	75,028,275

		77,117,450

Life Sciences Tools & Services: 0.05%

Adaptive Biotechnologies Corporation †	65,003	2,505,866

Pharmaceuticals: 1.19%

Elanco Animal Health Incorporated †	493,405	16,262,629

Zoetis Incorporated	340,970	39,174,043

		55,436,672

12  |  Wells Fargo Growth Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2019

	Shares	Value

Industrials: 12.73%

Aerospace & Defense: 1.14%

The Boeing Company	157,080	$53,592,554

Airlines: 0.23%

SkyWest Incorporated	177,600	10,782,096

Commercial Services & Supplies: 3.37%

Casella Waste Systems Incorporated Class A †	674,124	29,391,806

Copart Incorporated †	682,070	52,880,887

Waste Connections Incorporated	830,805	75,370,630

		157,643,323

Industrial Conglomerates: 0.69%

Roper Technologies Incorporated	89,190	32,433,944

Machinery: 0.91%

Fortive Corporation	121,960	9,275,058

Milacron Holdings Corporation †	1,965,135	33,092,873

		42,367,931

Professional Services: 1.52%

ASGN Incorporated †	410,000	25,850,500

CoStar Group Incorporated †	57,300	35,262,420

TransUnion	119,800	9,918,242

		71,031,162

Road & Rail: 4.79%

CSX Corporation	1,190,880	83,837,952

Norfolk Southern Corporation	379,490	72,528,129

Union Pacific Corporation	374,760	67,438,062

		223,804,143

Trading Companies & Distributors: 0.08%

SiteOne Landscape Supply Incorporated †	49,500	3,656,565

Information Technology: 38.50%

IT Services: 13.27%

Euronet Worldwide Incorporated †	306,500	47,786,415

Global Payments Incorporated	491,870	82,594,810

InterXion Holding NV †	161,931	12,193,404

MasterCard Incorporated Class A	559,470	152,326,897

MongoDB Incorporated †	144,720	20,726,798

PayPal Holdings Incorporated †	708,890	78,261,456

Square Incorporated Class A †	318,300	25,594,503

Twilio Incorporated Class A †	220,539	30,679,180

Visa Incorporated Class A	811,610	144,466,580

WEX Incorporated †	119,089	25,969,738

		620,599,781

Semiconductors & Semiconductor Equipment: 7.61%

Microchip Technology Incorporated «	1,662,290	156,953,422

Monolithic Power Systems Incorporated	781,070	115,723,331

NVIDIA Corporation	50,700	8,554,104

Texas Instruments Incorporated	597,380	74,678,474

		355,909,331

Wells Fargo Growth Fund  |  13

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2019

		Shares	Value

Software: 15.53%

Adobe Systems Incorporated †		74,520	$22,271,047

Anaplan Incorporated †		289,439	16,480,657

BlackLine Incorporated †		320,830	14,309,018

Dropbox Incorporated Class A †		2,101,600	49,513,696

Envestnet Incorporated †		1,384,470	98,865,003

Microsoft Corporation		1,597,650	217,711,766

Mimecast Limited †		968,800	46,114,880

New Relic Incorporated †		295,460	27,528,008

Proofpoint Incorporated †		399,390	50,403,018

Rapid7 Incorporated †		108,300	6,568,395

RealPage Incorporated †		699,600	43,711,008

SailPoint Technologies Holdings Incorporated †		414,371	8,759,803

Salesforce.com Incorporated †		164,380	25,396,710

ServiceNow Incorporated †		81,190	22,521,294

Splunk Incorporated †		230,900	31,243,079

Tableau Software Incorporated Class A †		121,700	20,631,801

Talend SA ADR †		724,400	23,767,564

			725,796,747

Technology Hardware, Storage & Peripherals: 2.09%

Apple Incorporated		457,840	97,538,234

Materials: 1.74%

Chemicals: 1.74%

Linde plc		277,660	53,110,805

PolyOne Corporation		858,863	28,144,940

			81,255,745

Total Common Stocks (Cost $2,182,199,712)			4,609,024,405

	Yield
Short-Term Investments: 1.73%

Investment Companies: 1.73%

Securities Lending Cash Investments LLC (l)(r)(u)	2.46%	18,742,078	18,743,952

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.26	62,114,127	62,114,127

Total Short-Term Investments (Cost $80,856,527)			80,858,079

Total investments in securities (Cost $2,263,056,239)	100.31%	4,689,882,484

Other assets and liabilities, net	(0.31)	(14,370,406)

Total net assets	100.00%	$4,675,512,078

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

14  |  Wells Fargo Growth Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2019

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period		Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period		% of net assets
Common Stock
Industrials
Machinery
Milacron Holdings Corporation †	3,945,835	252,200	2,232,900	1,965,135	*	$(7,905,476)	$(14,593,989)	$0		$0	*	0.00%*
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	149,251,008	1,128,448,585	1,258,957,515	18,742,078		11,560	(2,788)	4,959,005	#	18,743,952
Wells Fargo Government Money Market Fund Select Class	17,742,561	744,173,549	699,801,983	62,114,127		0	0	625,867		62,114,127

										80,858,079		1.73%

						$(7,893,916)	$(14,596,777)	$5,584,872		$80,858,079		1.73%

†	Non-income-earning security

*	No longer an affiliate of the Fund at the end of the period

#	Amount shown represents income before fees and rebates

The accompanying notes are an integral part of these financial statements.

Wells Fargo Growth Fund  |  15

Statement of assets and liabilities—July 31, 2019

Assets
Investments in unaffiliated securities (including $17,912,500 of securities loaned), at value (cost $2,182,199,712)	$4,609,024,405
Investments in affiliated securities, at value (cost $80,856,527)	80,858,079
Receivable for investments sold	22,348,970
Receivable for Fund shares sold	2,243,613
Receivable for dividends	771,441
Receivable for securities lending income, net	12,653

Total assets	4,715,259,161

Liabilities
Payable upon receipt of securities loaned	18,725,395
Payable for investments purchased	13,625,953
Management fee payable	2,581,308
Payable for Fund shares redeemed	2,471,591
Administration fees payable	649,539
Distribution fee payable	101,346
Trustees’ fees and expenses payable	4,300
Accrued expenses and other liabilities	1,587,651

Total liabilities	39,747,083

Total net assets	$4,675,512,078

Net assets consist of
Paid-in capital	$1,854,006,983
Total distributable earnings	2,821,505,095

Total net assets	$4,675,512,078

Computation of net asset value and offering price per share
Net assets – Class A	$2,116,542,230
Shares outstanding – Class A1	59,523,111
Net asset value per share – Class A	$35.56
Maximum offering price per share – Class A2	$37.73
Net assets – Class C	$156,056,111
Shares outstanding – Class C1	6,032,793
Net asset value per share – Class C	$25.87
Net assets – Class R6	$337,260,345
Shares outstanding – Class R6[1]	7,356,924
Net asset value per share – Class R6	$45.84
Net assets – Administrator Class	$561,900,448
Shares outstanding – Administrator Class[1]	13,514,295
Net asset value per share – Administrator Class	$41.58
Net assets – Institutional Class	$1,503,752,944
Shares outstanding – Institutional Class[1]	32,907,982
Net asset value per share – Institutional Class	$45.70

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Growth Fund

Statement of operations—year ended July 31, 2019

Investment income
Dividends (net of foreign withholding taxes of $87,333)	$30,313,745
Income from affiliated securities	1,495,379

Total investment income	31,809,124

Expenses
Management fee	31,238,968
Administration fees
Class A	4,268,389
Class C	341,676
Class R6	83,693
Administrator Class	672,753
Institutional Class	1,909,274
Shareholder servicing fees
Class A	5,081,415
Class C	406,757
Administrator Class	1,292,686
Distribution fee
Class C	1,220,250
Custody and accounting fees	157,293
Professional fees	50,954
Registration fees	123,001
Shareholder report expenses	249,999
Trustees’ fees and expenses	22,013
Other fees and expenses	85,512

Total expenses	47,204,633
Less: Fee waivers and/or expense reimbursements	(2,583,337)

Net expenses	44,621,296

Net investment loss	(12,812,172)

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	640,616,814
Affiliated securities	(7,893,916)

Net realized gains on investments	632,722,898

Net change in unrealized gains (losses) on
Unaffiliated securities	(48,691,469)
Affiiliated securities	(14,596,777)

Net change in unrealized gains (losses) on investments	(63,288,246)

Net realized and unrealized gains (losses) on investments	569,434,652

Net increase in net assets resulting from operations	$556,622,480

The accompanying notes are an integral part of these financial statements.

Wells Fargo Growth Fund  |  17

Statement of changes in net assets

	Year ended July 31, 2019		Year ended July 31, 2018[1]

Operations
Net investment loss		$(12,812,172)		$(13,576,427)
Net realized gains on investments		632,722,898		745,731,324
Net change in unrealized gains (losses) on investments		(63,288,246)		402,450,351

Net increase in net assets resulting from operations		556,622,480		1,134,605,248

Distributions to shareholders from net investment income and net realized gains
Class A		(355,696,811)		(505,431,285)
Class C		(37,666,442)		(57,934,182)
Class R6		(36,585,868)		(16,966,960)
Administrator Class		(78,768,918)		(138,040,210)
Institutional Class		(211,847,451)		(379,819,630)

Total distributions to shareholders		(720,565,490)		(1,098,192,267)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,458,750	81,981,928	2,597,711	97,664,924
Class C	746,761	17,066,886	567,969	15,881,145
Class R6	2,698,823	114,509,957	4,402,138	197,214,825
Administrator Class	2,744,478	107,374,673	2,015,636	86,044,136
Institutional Class	5,400,449	232,172,883	8,063,218	384,247,586

		553,106,327		781,052,616

Reinvestment of distributions
Class A	12,007,593	343,056,930	14,511,944	482,812,377
Class C	1,566,352	32,721,099	1,880,250	49,281,340
Class R6	995,813	36,576,208	415,977	16,959,366
Administrator Class	2,333,920	77,882,902	3,626,546	136,757,066
Institutional Class	5,586,200	204,566,633	9,008,188	366,543,153

		694,803,772		1,052,353,302

Payment for shares redeemed
Class A	(10,353,405)	(346,975,927)	(10,001,358)	(381,655,936)
Class C	(2,391,955)	(58,387,097)	(2,374,317)	(73,235,128)
Class R6	(1,446,729)	(63,083,744)	(758,315)	(34,584,223)
Administrator Class	(4,421,943)	(173,395,539)	(7,153,909)	(302,587,215)
Institutional Class	(12,123,280)	(516,616,632)	(18,199,975)	(827,075,266)

		(1,158,458,939)		(1,619,137,768)

Net increase in net assets resulting from capital share transactions		89,451,160		214,268,150

Total increase (decrease) in net assets		(74,491,850)		250,681,131

Net assets
Beginning of period		4,750,003,928		4,499,322,797

End of period		$4,675,512,078		$4,750,003,928

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at July 31, 2018 was $0. The disaggregated distributions information for the year ended July 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$38.67	$40.38	$42.28	$49.50	$49.99
Net investment loss	(0.13)	(0.12)	(0.19)[1]	(0.20)[1]	(0.29)[1]
Net realized and unrealized gains (losses) on investments	3.73	9.49	5.61	(0.99)	7.03

Total from investment operations	3.60	9.37	5.42	(1.19)	6.74
Distributions to shareholders from
Net realized gains	(6.71)	(11.08)	(7.32)	(6.03)	(7.23)
Net asset value, end of period	$35.56	$38.67	$40.38	$42.28	$49.50
Total return[2]	13.55%	27.66%	15.95%	(1.69)%	15.01%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.18%	1.17%	1.15%	1.18%
Net expenses	1.16%	1.16%	1.16%	1.14%	1.18%
Net investment loss	(0.45)%	(0.45)%	(0.49)%	(0.49)%	(0.59)%
Supplemental data
Portfolio turnover rate	39%	37%	42%	38%	35%
Net assets, end of period (000s omitted)	$2,116,542	$2,142,855	$1,950,551	$2,582,955	$1,465,643

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Growth Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$30.33	$34.05	$37.07	$44.51	$45.95
Net investment loss	(0.31)[1]	(0.33)	(0.41)[1]	(0.46)[1]	(0.60)[1]
Net realized and unrealized gains (losses) on investments	2.56	7.69	4.71	(0.95)	6.39

Total from investment operations	2.25	7.36	4.30	(1.41)	5.79
Distributions to shareholders from
Net realized gains	(6.71)	(11.08)	(7.32)	(6.03)	(7.23)
Net asset value, end of period	$25.87	$30.33	$34.05	$37.07	$44.51
Total return[2]	12.68%	26.73%	15.05%	(2.44)%	14.16%
Ratios to average net assets (annualized)
Gross expenses	1.93%	1.93%	1.92%	1.90%	1.93%
Net expenses	1.91%	1.91%	1.91%	1.89%	1.93%
Net investment loss	(1.19)%	(1.19)%	(1.23)%	(1.24)%	(1.34)%
Supplemental data
Portfolio turnover rate	39%	37%	42%	38%	35%
Net assets, end of period (000s omitted)	$156,056	$185,346	$205,607	$321,032	$465,833

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2019	2018	2017	2016[1]
Net asset value, beginning of period	$47.53	$47.13	$47.90	$48.97
Net investment income (loss)	0.00 [2,3]	(0.01)[2]	(0.02)[2]	(0.02)
Net realized and unrealized gains (losses) on investments	5.02	11.49	6.57	4.98

Total from investment operations	5.02	11.48	6.55	4.96
Distributions to shareholders from
Net realized gains	(6.71)	(11.08)	(7.32)	(6.03)
Net asset value, end of period	$45.84	$47.53	$47.13	$47.90
Total return[4]	14.06%	28.26%	16.49%	10.89%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.75%	0.74%	0.74%
Net expenses	0.70%	0.70%	0.70%	0.70%
Net investment income (loss)	0.00%	(0.02)%	(0.05)%	(0.23)%
Supplemental data
Portfolio turnover rate	39%	37%	42%	38%
Net assets, end of period (000s omitted)	$337,260	$242,838	$49,454	$30,906

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005.

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Growth Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$43.89	$44.40	$45.66	$52.86	$52.80
Net investment loss	(0.10)[1]	(0.11)[1]	(0.11)[1]	(0.14)[1]	(0.20)[1]
Net realized and unrealized gains (losses) on investments	4.50	10.68	6.17	(1.03)	7.49

Total from investment operations	4.40	10.57	6.06	(1.17)	7.29
Distributions to shareholders from
Net realized gains	(6.71)	(11.08)	(7.32)	(6.03)	(7.23)
Net asset value, end of period	$41.58	$43.89	$44.40	$45.66	$52.86
Total return	13.78%	27.90%	16.20%	(1.53)%	15.28%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.10%	1.09%	1.07%	1.02%
Net expenses	0.96%	0.96%	0.96%	0.96%	0.96%
Net investment loss	(0.25)%	(0.24)%	(0.27)%	(0.31)%	(0.37)%
Supplemental data
Portfolio turnover rate	39%	37%	42%	38%	35%
Net assets, end of period (000s omitted)	$561,900	$564,391	$637,987	$1,528,288	$2,349,359

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$47.43	$47.07	$47.87	$54.99	$54.54
Net investment loss	(0.01)[1]	(0.02)[1]	(0.04)[1]	(0.05)[1]	(0.09)[1]
Net realized and unrealized gains (losses) on investments	4.99	11.46	6.56	(1.04)	7.77

Total from investment operations	4.98	11.44	6.52	(1.09)	7.68
Distributions to shareholders from
Net realized gains	(6.71)	(11.08)	(7.32)	(6.03)	(7.23)
Net asset value, end of period	$45.70	$47.43	$47.07	$47.87	$54.99
Total return	14.00%	28.21%	16.44%	(1.31)%	15.53%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.85%	0.84%	0.82%	0.76%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment loss	(0.03)%	(0.03)%	(0.08)%	(0.10)%	(0.17)%
Supplemental data
Portfolio turnover rate	39%	37%	42%	38%	35%
Net assets, end of period (000s omitted)	$1,503,753	$1,614,575	$1,655,724	$2,398,134	$3,863,196

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Growth Fund  |  23

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or

24  |  Wells Fargo Growth Fund

Notes to financial statements

costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund will bear the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2019, the aggregate cost of all investments for federal income tax purposes was $2,267,602,076 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$2,440,543,528

Gross unrealized losses	(18,263,120)

Net unrealized gains	$2,422,280,408

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating losses. At July 31, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$(3,705,012)	$3,705,012

As of July 31, 2019, the Fund had a qualified late-year ordinary loss of $9,108,551 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

Wells Fargo Growth Fund  |  25

Notes to financial statements

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$410,662,414	$0	$0	$410,662,414

Consumer discretionary	868,972,997	0	0	868,972,997

Consumer staples	120,531,710	0	0	120,531,710

Energy	18,739,908	0	0	18,739,908

Financials	190,803,163	0	0	190,803,163

Health care	522,902,657	0	0	522,902,657

Industrials	595,311,718	0	0	595,311,718

Information technology	1,799,844,093	0	0	1,799,844,093

Materials	81,255,745	0	0	81,255,745

Short-term investments

Investment companies	80,858,079	0	0	80,858,079

Total assets	$4,689,882,484	$0	$0	$4,689,882,484

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended July 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.800%

Next $500 million	0.750

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $3 billion	0.640

Next $2 billion	0.615

Next $2 billion	0.605

Next $4 billion	0.580

Over $16 billion	0.555

26  |  Wells Fargo Growth Fund

Notes to financial statements

For the year ended July 31, 2019, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliated of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through November 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.16% for Class A shares, 1.91% for Class C shares, 0.70% for Class R6 shares, 0.96% for Administrator Class shares, and 0.75% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2019, Funds Distributor received $27,243 from the sale of Class A shares and $260 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended July 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2019 were $1,749,561,745 and $2,456,087,660, respectively.

Wells Fargo Growth Fund  |  27

Notes to financial statements

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred.

As of July 31, 2019, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Bank of America Securities Inc.	$12,816,008	$(12,816,008)	$0

Jefferies LLC	322,540	(322,540)	0

Morgan Stanley & Co. LLC	257,310	(257,310)	0

UBS Securities LLC	4,516,642	(4,516,642)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended July 31, 2019, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2019 and July 31, 2018 were as follows:

	Year ended July 31

	2019	2018

Ordinary income	$25,417,735	$19,197,330

Long-term capital gain	695,147,755	1,078,994,937

As of July 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred

$408,333,238	$2,422,280,408	$(9,108,551)

28  |  Wells Fargo Growth Fund

Notes to financial statements

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended July 31, 2018 were as follows:

Net realized gains

Class A	$505,431,285

Class C	57,934,182

Class R6	16,966,960

Administrator Class	138,040,210

Institutional Class	379,819,630

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invests a concentration of its portfolio in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. REDEMPTION IN-KIND

After the close of business on July 12, 2018, the Fund redeemed assets through an in-kind redemption. In the redemption transaction, the Fund issued securities with a value of $75,847,965 and cash in the amount of $271,155. The redemption in-kind by a shareholder of the Institutional Class represented 1.54% of the Fund and is reflected on the Statement of Changes in Net Assets.

12. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Wells Fargo Growth Fund  |  29

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Growth Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 25, 2019

30  |  Wells Fargo Growth Fund

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 98.12% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $695,147,755 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $25,417,735 of income dividends paid during the fiscal year ended July 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2019, $25,417,735 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Wells Fargo Growth Fund  |  31

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

32  |  Wells Fargo Growth Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Growth Fund  |  33

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

34  |  Wells Fargo Growth Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Growth Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Growth Fund  |  35

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was higher than its benchmark index, the Russell 3000® Growth Index, for the one-, and ten-year periods under review, but lower than its benchmark for the three- and five-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe for all periods under review and the index over the one- and ten-year time periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to, or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for the Institutional and R6 share classes, but higher than the sum of these average rates for the Fund’s expense Groups for the Class A and Administrator share classes. However, the Board noted that the net operating expense ratios of the Fund were lower than, equal to or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

36  |  Wells Fargo Growth Fund

Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Growth Fund  |  37

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

405478 09-19

A206/AR206 07-19

Annual Report

July 31, 2019

Wells Fargo Classic Value Fund

(formerly, Wells Fargo Intrinsic Value Fund)

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Classic Value Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Classic Value Fund for the 12-month period that ended July 31, 2019. Effective April 1, 2019, the Fund changed its name from Wells Fargo Intrinsic Value Fund to Wells Fargo Classic Value Fund. After the first six months of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally enjoyed a recovery during the final six months amid continued concerns about global economic growth, international trade, geopolitical tensions, and bouts of market volatility. These concerns negatively influenced international equity markets.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 7.99% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 2.27%. The MSCI EM Index (Net)3 slipped 2.18%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 8.08%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 3.74%, the Bloomberg Barclays Municipal Bond Index6 gained 7.31%, and the ICE BofAML U.S. High Yield Index7 added 6.94%.

Entering the fourth quarter of 2018, economic data was encouraging.

Domestic equity investors entered the fourth quarter of 2018 with reasons to be optimistic. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada progressed. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in September 2018, one of four rate increases implemented during the calendar year, a sign of its confidence in the strength of the U.S. economy.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. In September 2018, international investors began to factor a number of disconcerting economic and business data points: lower July manufacturers’ and industrial orders in Germany; falling purchasing manager index numbers for August from the United Kingdom, China, and India; and declining household spending for August in Japan. Taken together, the data fed growing concerns over slowing global growth that unnerved investors.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Classic Value Fund

Letter to shareholders (unaudited)

Global markets suffered during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008. A partial U.S. government shutdown driven by partisan policy disputes extended into January.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecasted the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, a combination of dovish Fed sentiment and steady, if not spectacular, U.S. economic and business metrics reinforced investors’ confidence. Monthly job creation data and corporate profits, while less consistent than during 2018, were solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth. During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%.

During May 2019, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit caused Prime Minister Theresa May to resign. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

As had been the case during most of 2019 to date, just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs.

President Mario Draghi of the European Central Bank said that if the outlook doesn’t improve, the bank will cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July 2019.

“December’s S&P 500 Index performance was the worst since 1931.”

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Classic Value Fund  |  3

Letter to shareholders (unaudited)

Later in July 2019, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Despite the accommodative approach of central banks, investors continued to have misgivings about the durability of economic growth globally and a pervasively cautious tone influenced the world’s equity and fixed-income markets.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Classic Value Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Miguel E. Giaconi, CFA®‡

Jean-Baptiste Nadal, CFA®‡

Average annual total returns (%) as of July 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (EIVAX)[3]	8-1-2006	2.76	7.07	11.37	9.03	8.34	12.03	1.18	1.11

Class C (EIVCX)[3]	8-1-2006	7.16	7.53	11.18	8.16	7.53	11.18	1.93	1.86

Class R (EIVTX)[3,4]	3-1-2013	–	–	–	8.70	8.08	11.77	1.43	1.36

Class R6 (EIVFX)[3,5]	11-30-2012	–	–	–	10.38	9.02	12.54	0.75	0.65

Administrator Class (EIVDX)[3,6]	7-30-2010	–	–	–	9.21	8.53	12.24	1.10	0.95

Institutional Class (EIVIX)[3]	8-1-2006	–	–	–	9.44	8.80	12.47	0.85	0.70

Russell 1000® Value Index[7]	–	–	–	–	5.20	8.01	12.40	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and focused portfolio risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Classic Value Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2019[8]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through November 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Historical performance shown prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Intrinsic Value Fund.

[4]	Historical performance shown for Class R shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R shares.

[5]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[6]

Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares.

[7]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[8]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[9]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security is no longer held at the end of the reporting period.

Wells Fargo Classic Value Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 1000® Value Index, for the 12-month period that ended July 31, 2019.

∎	Stock selection in the information technology (IT), financials, materials, and consumer discretionary sectors contributed to relative performance.

∎	Stock selection in the industrials and energy sectors detracted from the Fund’s relative performance.

Strong market performance from the Russell 1000® Value Index during the reporting period was driven mainly by strong corporate earnings growth, positive effects of tax reform, and economic growth combined with muted inflation. We continued to adhere to our disciplined investment process that relies predominantly on discounted free cash flow. We also continued our focus on individual companies rather than on broad, top-down economic or sector forecasts. To manage risk, we maintained the Fund’s broad diversification by sector, industry, and position.

Ten largest holdings (%) as of July 31, 2019[9]

Comcast Corporation Class A	3.34

Mondelez International Incorporated Class A	3.26

Medtronic plc	3.24

Merck & Company Incorporated	3.02

Alphabet Incorporated Class C	3.01

Vulcan Materials Company	2.93

Dollar Tree Incorporated	2.92

NXP Semiconductors NV	2.86

Honeywell International Incorporated	2.83

US Bancorp	2.81

Sector distribution as of July 31, 2019[10]

Stock selection across several sectors contributed to Fund performance.

Within the IT sector, the largest contributors to the Fund’s performance were specialty wireless communication provider Motorola Solutions, Incorporated; computer software giant Microsoft Corporation; and multinational networking equipment provider, Cisco Systems, Incorporated. Global insurance brokerage and consulting firm Aon plc* and the largest private-label credit card provider Synchrony Financial were the Fund’s top contributors within the financials sector. The Fund’s sole holding in the materials sector, Vulcan Materials Company, a supplier of construction aggregates—crushed stone, sand, and gravel—enhanced relative value. In the consumer discretionary sector, discount variety retailer Dollar Tree, Incorporated, and Advance Auto Parts, Incorporated, a retailer/distributor of aftermarket automotive parts, added value.

Security selection in two sectors was the Fund’s main detractor from relative performance.

Within the industrials sector, the primary detractor was the second-largest airplane leasing company, AerCap Holdings, N.V. Stock selection in the energy sector also detracted from relative return—especially EOG Resources, Incorporated, a U.S. oil shale exploration and production company, and Schlumberger Limited, a global leader in oil-field services.

During the period, we made changes to the Fund’s portfolio based on our fundamental research.

As a result of trades, stock price movements, and the annual reconstitution of the FTSE Russell family of indices, the Fund’s positioning relative to its benchmark shifted noticeably during the period. The most notable sector-weighting change within the Fund was an increase in the health care sector’s weighting. We added positions in two health care companies: specialty distributor of products and services to smaller office-based medical, dental, and animal health practitioners Henry Schein, Incorporated, and leading medical devices player Medtronic plc. In all cases, trades within the Fund were made based on fundamental bottom-up research and were not top-down sector allocation decisions.

Please see footnotes on page 7.

8  |  Wells Fargo Classic Value Fund

Performance highlights (unaudited)

We continued to focus on our investment strategy and process.

The team’s approach is to remain cautious in this environment, as strong first-half 2019 returns increase the challenges of finding attractively priced opportunities within various sectors. We are seeking opportunities in the traditional defensive sectors in order to manage our risk exposures. Our IT exposure looks prudent, in our view, with a tilt toward companies potentially benefiting from long-term structural trends related to the cloud. Our financials exposure is diversified and less dependent on a rising interest rate scenario. Our investments in health care have been additive to relative performance, but as the 2020 election nears, political rhetoric may create headwinds for pharmaceutical pricing. Free cash flow generation within the energy sector should improve as companies continue to control both operating costs and capital expenditures.

We identify several risks that may affect short-term returns, including trade wars, geopolitical events, global economic growth weakening further and affecting the U.S. economy, and congressional investigations into the White House.

We continue to believe that our long-term focus on company fundamentals, our determination to seek out mispricing opportunities in the marketplace, and our ability to identify catalysts that create or unlock value over our investment time horizon should return value for shareholders over a complete market cycle.

Wells Fargo Classic Value Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2019 to July 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2019	Ending account value 7-31-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,128.01	$5.80	1.10%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51	1.10%

Class C

Actual	$1,000.00	$1,123.35	$9.79	1.86%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.57	$9.30	1.86%

Class R

Actual	$1,000.00	$1,126.06	$7.17	1.36%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$6.80	1.36%

Class R6

Actual	$1,000.00	$1,131.23	$3.43	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%

Administrator Class

Actual	$1,000.00	$1,128.27	$5.01	0.95%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76	0.95%

Institutional Class

Actual	$1,000.00	$1,129.91	$3.70	0.70%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Classic Value Fund

Portfolio of investments—July 31, 2019

	Shares	Value
Common Stocks: 97.65%

Communication Services: 11.03%

Diversified Telecommunication Services: 2.29%

Verizon Communications Incorporated	362,400	$20,029,848

Entertainment: 2.39%

The Walt Disney Company	145,800	20,850,858

Interactive Media & Services: 3.01%

Alphabet Incorporated Class C †	21,600	26,280,288

Media: 3.34%

Comcast Corporation Class A	676,800	29,217,456

Consumer Discretionary: 5.25%

Multiline Retail: 2.92%

Dollar Tree Incorporated †	250,500	25,488,375

Specialty Retail: 2.33%

Advance Auto Parts Incorporated	135,500	20,411,720

Consumer Staples: 8.81%

Food Products: 8.81%

Archer Daniels Midland Company	496,000	20,375,680

ConAgra Foods Incorporated	324,200	9,359,654

Kellogg Company	321,500	18,717,730

Mondelez International Incorporated Class A	532,700	28,494,123

		76,947,187

Energy: 7.83%

Energy Equipment & Services: 1.63%

Schlumberger Limited	266,900	10,667,993

TechnipFMC plc	130,000	3,580,200

		14,248,193

Oil, Gas & Consumable Fuels: 6.20%

Chevron Corporation	170,800	21,027,188

ConocoPhillips	289,703	17,115,653

EOG Resources Incorporated	186,200	15,985,270

		54,128,111

Financials: 23.95%

Banks: 15.37%

Bank of America Corporation	724,100	22,215,388

BB&T Corporation	435,800	22,456,774

CIT Group Incorporated	435,200	21,999,360

JPMorgan Chase & Company	173,600	20,137,600

PNC Financial Services Group Incorporated	160,500	22,935,450

US Bancorp	430,200	24,585,930

		134,330,502

Capital Markets: 2.06%

Intercontinental Exchange Incorporated	204,800	17,993,728

The accompanying notes are an integral part of these financial statements.

Wells Fargo Classic Value Fund  |  11

Portfolio of investments—July 31, 2019

	Shares	Value
Consumer Finance: 1.65%

Synchrony Financial	401,900	$14,420,172

Insurance: 4.87%

American International Group Incorporated	383,300	21,460,967

The Allstate Corporation	196,300	21,082,620

		42,543,587

Health Care: 15.11%

Biotechnology: 2.32%

Gilead Sciences Incorporated	309,000	20,245,680

Health Care Equipment & Supplies: 3.24%

Medtronic plc	277,900	28,329,126

Health Care Providers & Services: 5.27%

Cigna Corporation	134,500	22,854,240

Henry Schein Incorporated †	348,000	23,155,920

		46,010,160

Pharmaceuticals: 4.28%

Eli Lilly & Company	101,000	11,003,950

Merck & Company Incorporated	318,000	26,390,820

		37,394,770

Industrials: 9.05%

Aerospace & Defense: 2.56%

General Dynamics Corporation	120,300	22,368,582

Air Freight & Logistics: 1.80%

United Parcel Service Incorporated Class B	131,600	15,722,252

Electrical Equipment: 0.80%

Sensata Technologies Holding plc †	147,400	6,991,182

Industrial Conglomerates: 2.82%

Honeywell International Incorporated	143,200	24,696,272

Trading Companies & Distributors: 1.07%

AerCap Holdings NV †	171,000	9,324,630

Information Technology: 11.43%

Communications Equipment: 4.36%

Cisco Systems Incorporated	302,100	16,736,340

Motorola Solutions Incorporated	128,900	21,392,244

		38,128,584

Semiconductors & Semiconductor Equipment: 2.86%

NXP Semiconductors NV	241,400	24,958,346

Software: 2.49%

Microsoft Corporation	159,900	21,789,573

Technology Hardware, Storage & Peripherals: 1.72%

Apple Incorporated	70,500	15,019,320

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Classic Value Fund

Portfolio of investments—July 31, 2019

		Shares	Value
Materials: 2.93%

Construction Materials: 2.93%

Vulcan Materials Company		184,800	$25,567,080

Utilities: 2.26%

Electric Utilities: 2.26%

NextEra Energy Incorporated		95,200	19,722,584

Total Common Stocks (Cost $657,285,582)			853,158,166

	Yield
Short-Term Investments: 2.43%

Investment Companies: 2.43%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.26%	21,251,512	21,251,512

Total Short-Term Investments (Cost $21,251,512)			21,251,512

Total investments in securities (Cost $678,537,094)	100.08%	874,409,678

Other assets and liabilities, net	(0.08)	(700,045)

Total net assets	100.00%	$873,709,633

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	22,455,104	140,486,684	162,941,788	0	$1,459	$0	$358,002	#	$0
Wells Fargo Government Money Market Fund Select Class	9,615,845	201,440,126	189,804,459	21,251,512	0	0	239,395		21,251,512

					$1,459	$0	$597,397		$21,251,512	2.43%

*	No longer held at the end of the period.

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Classic Value Fund  |  13

Statement of assets and liabilities—July 31, 2019

Assets
Investments in unaffiliated securities, at value (cost $657,285,582)	$853,158,166
Investments in affiliated securities, at value (cost $21,251,512)	21,251,512
Receivable for Fund shares sold	16,205
Receivable for dividends	853,464
Prepaid expenses and other assets	6,652

Total assets	875,285,999

Liabilities
Payable for Fund shares redeemed	687,604
Management fee payable	416,630
Shareholder servicing fees payable	159,933
Administration fees payable	116,657
Distribution fees payable	4,757
Trustees’ fees and expenses payable	4,526
Accrued expenses and other liabilities	186,259

Total liabilities	1,576,366

Total net assets	$873,709,633

Net assets consist of
Paid-in capital	$603,912,301
Total distributable earnings	269,797,332

Total net assets	$873,709,633

Computation of net asset value and offering price per share
Net assets – Class A	$291,110,555
Shares outstanding – Class A1	22,170,919
Net asset value per share – Class A	$13.13
Maximum offering price per share – Class A2	$13.93
Net assets – Class C	$7,370,148
Shares outstanding – Class C1	577,879
Net asset value per share – Class C	$12.75
Net assets – Class R	$87,680
Shares outstanding – Class R1	6,633
Net asset value per share – Class R	$13.22
Net assets – Class R6	$4,231,324
Shares outstanding – Class R6[1]	327,350
Net asset value per share – Class R6	$12.93
Net assets – Administrator Class	$464,041,313
Shares outstanding – Administrator Class[1]	33,603,751
Net asset value per share – Administrator Class	$13.81
Net assets – Institutional Class	$106,868,613
Shares outstanding – Institutional Class[1]	8,083,949
Net asset value per share – Institutional Class	$13.22

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Classic Value Fund

Statement of operations—year ended July 31, 2019

Investment income
Dividends (net of foreign withholding taxes of $260,917)	$15,983,955
Income from affiliated securities	431,064

Total investment income	16,415,019

Expenses
Management fee	5,916,910
Administration fees
Class A	586,743
Class C	28,303
Class R	162
Class R6	477
Administrator Class	583,043
Institutional Class	149,526
Shareholder servicing fees
Class A	673,520
Class C	33,693
Class R	193
Administrator Class	1,118,472
Distribution fees
Class C	101,057
Class R	187
Custody and accounting fees	35,153
Professional fees	44,778
Registration fees	100,028
Shareholder report expenses	89,998
Trustees’ fees and expenses	21,999
Other fees and expenses	29,199

Total expenses	9,513,441
Less: Fee waivers and/or expense reimbursements	(1,112,124)

Net expenses	8,401,317

Net investment income	8,013,702

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	76,995,283
Affiliated securities	1,459

Net realized gains on investments	76,996,742
Net change in unrealized gains (losses) on investments	(13,962,337)

Net realized and unrealized gains (losses) on investments	63,034,405

Net increase in net assets resulting from operations	$71,048,107

The accompanying notes are an integral part of these financial statements.

Wells Fargo Classic Value Fund  |  15

Statement of changes in net assets

	Year ended July 31, 2019		Year ended July 31, 2018[1]

Operations
Net investment income		$8,013,702		$8,762,212
Net realized gains on investments		76,996,742		72,505,918
Net change in unrealized gains (losses) on investments		(13,962,337)		27,765,454

Net increase in net assets resulting from operations		71,048,107		109,033,584

Distributions to shareholders from net investment income and net realized gains
Class A		(20,592,244)		(23,575,879)
Class C		(1,289,606)		(1,660,929)
Class R		(5,465)		(4,009)
Class R6		(8,549)		(208,873)
Administrator Class		(32,970,858)		(36,749,268)
Institutional Class		(9,914,802)		(12,727,579)

Total distributions to shareholders		(64,781,524)		(74,926,537)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	1,095,957	13,103,460	331,519	4,190,768
Class C	39,212	474,330	19,728	240,572
Class R	620	7,723	1,671	20,842
Class R6	338,872	4,112,428	12,234	151,356
Administrator Class	156,229	2,025,198	128,470	1,686,875
Institutional Class	340,168	4,276,101	594,996	7,543,156

		23,999,240		13,833,569

Reinvestment of distributions
Class A	1,707,185	19,644,349	1,816,483	22,389,992
Class C	110,427	1,234,002	131,832	1,579,351
Class R	372	4,309	220	2,728
Class R6	65	713	16,488	201,277
Administrator Class	2,569,095	31,093,029	2,684,570	34,693,107
Institutional Class	740,566	8,584,300	901,012	11,188,786

		60,560,702		70,055,241

Payment for shares redeemed
Class A	(2,824,686)	(34,934,918)	(3,243,108)	(40,904,939)
Class C	(1,137,730)	(13,185,582)	(349,959)	(4,293,957)
Class R	(1)	(14)	(33)	(423)
Class R4	N/A	N/A	(1,342)[2]	(17,226)[2]
Class R6	(211,115)	(2,800,996)	(21,179)	(269,458)
Administrator Class	(3,428,830)	(44,447,112)	(3,402,317)	(44,953,219)
Institutional Class	(3,443,010)	(40,683,763)	(3,859,490)	(48,539,311)

		(136,052,385)		(138,978,533)

Net decrease in net assets resulting from capital share transactions		(51,492,443)		(55,089,723)

Total decrease in net assets		(45,225,860)		(20,982,676)

Net assets
Beginning of period		918,935,493		939,918,169

End of period		$873,709,633		$918,935,493

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at July 31, 2018 was $7,412,219. The disaggregated distributions information for the year ended July 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

[2]

For the period from August 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R4 shares were liquidated and the class was subsequently closed. Class R4 shares are no longer offered by the Fund,

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Classic Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.05	$12.61	$12.01	$13.73	$13.60
Net investment income	0.10	0.11	0.12 [1]	0.13	0.10
Net realized and unrealized gains (losses) on investments	0.94	1.39	1.43	(0.42)	1.09

Total from investment operations	1.04	1.50	1.55	(0.29)	1.19
Distributions to shareholders from
Net investment income	(0.12)	(0.06)	(0.14)	(0.11)	(0.07)
Net realized gains	(0.84)	(1.00)	(0.81)	(1.32)	(0.99)

Total distributions to shareholders	(0.96)	(1.06)	(0.95)	(1.43)	(1.06)
Net asset value, end of period	$13.13	$13.05	$12.61	$12.01	$13.73
Total return[2]	9.03%	12.43%	13.50%	(1.73)%	9.19%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.18%	1.17%	1.17%	1.20%
Net expenses	1.10%	1.10%	1.10%	1.10%	1.16%
Net investment income	0.81%	0.83%	0.95%	1.12%	0.75%
Supplemental data
Portfolio turnover rate	27%	21%	27%	34%	29%
Net assets, end of period (000s omitted)	$291,111	$289,683	$293,599	$318,543	$372,443

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Classic Value Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.69	$12.31	$11.74	$13.45	$13.36
Net investment income	0.00 [1,2]	0.01 [1]	0.02 [1]	0.03	0.00 [2]
Net realized and unrealized gains (losses) on investments	0.92	1.37	1.40	(0.41)	1.08

Total from investment operations	0.92	1.38	1.42	(0.38)	1.08
Distributions to shareholders from
Net investment income	(0.02)	0.00	(0.04)	(0.01)	0.00
Net realized gains	(0.84)	(1.00)	(0.81)	(1.32)	(0.99)

Total distributions to shareholders	(0.86)	(1.00)	(0.85)	(1.33)	(0.99)
Net asset value, end of period	$12.75	$12.69	$12.31	$11.74	$13.45
Total return[3]	8.16%	11.65%	12.58%	(2.47)%	8.42%
Ratios to average net assets (annualized)
Gross expenses	1.94%	1.93%	1.93%	1.93%	1.96%
Net expenses	1.86%	1.86%	1.86%	1.86%	1.91%
Net investment income	0.03%	0.08%	0.20%	0.37%	0.00%
Supplemental data
Portfolio turnover rate	27%	21%	27%	34%	29%
Net assets, end of period (000s omitted)	$7,370	$19,874	$21,727	$28,756	$36,098

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Classic Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R	2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.15	$12.70	$12.09	$13.81	$13.66
Net investment income	0.06	0.05	0.08 [1]	0.10	0.05
Net realized and unrealized gains (losses) on investments	0.95	1.44	1.45	(0.43)	1.12

Total from investment operations	1.01	1.49	1.53	(0.33)	1.17
Distributions to shareholders from
Net investment income	(0.10)	(0.04)	(0.11)	(0.07)	(0.03)
Net realized gains	(0.84)	(1.00)	(0.81)	(1.32)	(0.99)

Total distributions to shareholders	(0.94)	(1.04)	(0.92)	(1.39)	(1.02)
Net asset value, end of period	$13.22	$13.15	$12.70	$12.09	$13.81
Total return	8.70%	12.21%	13.22%	(1.99)%	8.96%
Ratios to average net assets (annualized)
Gross expenses	1.43%	1.44%	1.44%	1.44%	1.47%
Net expenses	1.36%	1.36%	1.36%	1.36%	1.40%
Net investment income	0.55%	0.56%	0.69%	0.86%	0.50%
Supplemental data
Portfolio turnover rate	27%	21%	27%	34%	29%
Net assets, end of period (000s omitted)	$88	$74	$48	$43	$41

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Classic Value Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2019	2018	2017	2016	2015
Net asset value, beginning of period	$12.92	$12.49	$11.90	$13.62	$13.60
Net investment income	0.16 [1]	0.16	0.17 [1]	0.17	0.17 [1]
Net realized and unrealized gains (losses) on investments	1.00	1.39	1.42	(0.40)	1.08

Total from investment operations	1.16	1.55	1.59	(0.23)	1.25
Distributions to shareholders from
Net investment income	(0.31)	(0.12)	(0.19)	(0.17)	(0.24)
Net realized gains	(0.84)	(1.00)	(0.81)	(1.32)	(0.99)

Total distributions to shareholders	(1.15)	(1.12)	(1.00)	(1.49)	(1.23)
Net asset value, end of period	$12.93	$12.92	$12.49	$11.90	$13.62
Total return	10.38%	12.96%	14.03%	(1.30)%	9.74%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.75%	0.75%	0.75%	0.74%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income	1.27%	1.29%	1.40%	1.47%	1.25%
Supplemental data
Portfolio turnover rate	27%	21%	27%	34%	29%
Net assets, end of period (000s omitted)	$4,231	$2,578	$2,397	$2,842	$169

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Classic Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.68	$13.17	$12.51	$14.25	$14.08
Net investment income	0.12	0.13	0.14 [1]	0.15	0.13
Net realized and unrealized gains (losses) on investments	1.00	1.47	1.49	(0.43)	1.14

Total from investment operations	1.12	1.60	1.63	(0.28)	1.27
Distributions to shareholders from
Net investment income	(0.15)	(0.09)	(0.16)	(0.14)	(0.11)
Net realized gains	(0.84)	(1.00)	(0.81)	(1.32)	(0.99)

Total distributions to shareholders	(0.99)	(1.09)	(0.97)	(1.46)	(1.10)
Net asset value, end of period	$13.81	$13.68	$13.17	$12.51	$14.25
Total return	9.21%	12.63%	13.66%	(1.58)%	9.42%
Ratios to average net assets (annualized)
Gross expenses	1.11%	1.10%	1.10%	1.10%	1.06%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income	0.96%	0.98%	1.10%	1.27%	0.95%
Supplemental data
Portfolio turnover rate	27%	21%	27%	34%	29%
Net assets, end of period (000s omitted)	$464,041	$469,464	$459,650	$470,152	$529,293

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Classic Value Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$13.14	$12.68	$12.08	$13.80	$13.67
Net investment income	0.15 [1]	0.22	0.17 [1]	0.18	0.15
Net realized and unrealized gains (losses) on investments	0.94	1.35	1.43	(0.41)	1.11

Total from investment operations	1.09	1.57	1.60	(0.23)	1.26
Distributions to shareholders from
Net investment income	(0.17)	(0.11)	(0.19)	(0.17)	(0.14)
Net realized gains	(0.84)	(1.00)	(0.81)	(1.32)	(0.99)

Total distributions to shareholders	(1.01)	(1.11)	(1.00)	(1.49)	(1.13)
Net asset value, end of period	$13.22	$13.14	$12.68	$12.08	$13.80
Total return	9.44%	12.96%	13.88%	(1.27)%	9.66%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.85%	0.85%	0.85%	0.79%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	1.22%	1.24%	1.36%	1.52%	1.20%
Supplemental data
Portfolio turnover rate	27%	21%	27%	34%	29%
Net assets, end of period (000s omitted)	$106,869	$137,263	$162,480	$215,175	$255,565

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Classic Value Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Classic Value Fund (formerly, Wells Fargo Intrinsic Value Fund) (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on November 13, 2017, Class R4 shares were liquidated and the class was subsequently closed. Class R4 shares are no longer offered by the Fund. Information for Class R4 shares reflected in the financial statements represents activity through November 13, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund will bear the risk of loss with respect to depreciation of its investment of the cash collateral.

Wells Fargo Classic Value Fund  |  23

Notes to financial statements

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2019, the aggregate cost of all investments for federal income tax purposes was $679,586,733 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$213,932,903

Gross unrealized losses	(19,109,958)

Net unrealized gains	$194,822,945

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

24  |  Wells Fargo Classic Value Fund

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$96,378,450	$0	$0	$96,378,450

Consumer discretionary	45,900,095	0	0	45,900,095

Consumer staples	76,947,187	0	0	76,947,187

Energy	68,376,304	0	0	68,376,304

Financials	209,287,989	0	0	209,287,989

Health care	131,979,736	0	0	131,979,736

Industrials	79,102,918	0	0	79,102,918

Information technology	99,895,823	0	0	99,895,823

Materials	25,567,080	0	0	25,567,080

Utilities	19,722,584	0	0	19,722,584

Short-term investments

Investment companies	21,251,512	0	0	21,251,512

Total assets	$874,409,678	$0	$0	$874,409,678

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended July 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.700%

Next $500 million	0.675

Next $1 billion	0.650

Next $2 billion	0.625

Next $1 billion	0.600

Next $3 billion	0.590

Next $2 billion	0.565

Next $2 billion	0.555

Next $4 billion	0.530

Over $16 billion	0.505

For the year ended July 31, 2019, the management fee was equivalent to an annual rate of 0.69% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.25% as the average daily net assets of the Fund increase.

Wells Fargo Classic Value Fund  |  25

Notes to financial statements

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through November 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.11% for Class A shares, 1.86% for Class C shares, 1.36% for Class R shares, 0.65% for Class R6 shares, 0.95% for Administrator Class shares and 0.70% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2019, Funds Distributor received $3,274 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended July 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2019 were $230,342,662 and $349,660,125, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of July 31, 2019, the Fund did not have any securities on loan.

26  |  Wells Fargo Classic Value Fund

Notes to financial statements

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended July 31, 2019, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2019 and July 31, 2018 were as follows:

	Year ended July 31

	2019	2018

Ordinary income	$9,595,122	$6,045,623

Long-term capital gain	55,186,402	68,880,914

As of July 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$6,627,271	$68,463,682	$194,822,945

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended July 31, 2018 were as follows:

	Net investment income	Net realized gains

Class A	$1,516,748	$22,059,131

Class C	0	1,660,929

Class R	163	3,846

Class R6	23,745	185,128

Administrator Class	3,138,315	33,610,953

Institutional Class	1,366,652	11,360,927

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invests a concentration of its portfolio in the financials sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Wells Fargo Classic Value Fund  |  27

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Classic Value Fund (formerly, Wells Fargo Intrinsic Value Fund) (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 25, 2019

28  |  Wells Fargo Classic Value Fund

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $55,186,402 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $9,595,122 of income dividends paid during the fiscal year ended July 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2019, $77,576 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Wells Fargo Classic Value Fund  |  29

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

30  |  Wells Fargo Classic Value Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Classic Value Fund  |  31

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

32  |  Wells Fargo Classic Value Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Classic Value Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Classic Value Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Classic Value Fund  |  33

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was in range of the average investment performance of the Universe for the ten-year period and equal to the average investment performance for the Universe for the one-year period under review, but lower than the average investment performance of the Universe for the three- and five-year periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell 1000® Value Index, for the three- and five-year periods under review, but higher than its benchmark for the one- and ten-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe and benchmark over the one- and ten-year periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for Class A, Administrator Class, Institutional Class and Class R6 share classes, but higher than the median net operating expense ratios of the expense Groups for the Class R share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for the Institutional share class, but higher than the sum of these average rates for the Fund’s expense Groups for the Class R, Class A, Administrator Class and Class R6 share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

34  |  Wells Fargo Classic Value Fund

Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Classic Value Fund  |  35

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

405479 09-19

A207/AR207 07-19

Annual Report

July 31, 2019

Wells Fargo Large Cap Core Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Large Cap Core Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Large Cap Core Fund for the 12-month period that ended July 31, 2019. After the first six months of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally enjoyed a recovery during the final six months amid continued concerns about global economic growth, international trade, geopolitical tensions, and bouts of market volatility. These concerns negatively influenced international equity markets.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 7.99% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 2.27%. The MSCI EM Index (Net)3 slipped 2.18%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 8.08%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 3.74%, the Bloomberg Barclays Municipal Bond Index6 gained 7.31%, and the ICE BofAML U.S. High Yield Index7 added 6.94%.

Entering the fourth quarter of 2018, economic data was encouraging.

Domestic equity investors entered the fourth quarter of 2018 with reasons to be optimistic. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada progressed. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in September 2018, one of four rate increases implemented during the calendar year, a sign of its confidence in the strength of the U.S. economy.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. In September 2018, international investors began to factor a number of disconcerting economic and business data points: lower July manufacturers’ and industrial orders in Germany; falling purchasing manager index numbers for August from the United Kingdom, China, and India; and declining household spending for August in Japan. Taken together, the data fed growing concerns over slowing global growth that unnerved investors.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Large Cap Core Fund

Letter to shareholders (unaudited)

Global markets suffered during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008. A partial U.S. government shutdown driven by partisan policy disputes extended into January.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecasted the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, a combination of dovish Fed sentiment and steady, if not spectacular, U.S. economic and business metrics reinforced investors’ confidence. Monthly job creation data and corporate profits, while less consistent than during 2018, were solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth. During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%.

During May 2019, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit caused Prime Minister Theresa May to resign. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

As had been the case during most of 2019 to date, just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs.

President Mario Draghi of the European Central Bank said that if the outlook doesn’t improve, the bank will cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July 2019.

“December’s S&P 500 Index performance was the worst since 1931.”

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Large Cap Core Fund  |  3

Letter to shareholders (unaudited)

Later in July 2019, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Despite the accommodative approach of central banks, investors continued to have misgivings about the durability of economic growth globally and a pervasively cautious tone influenced the world’s equity and fixed-income markets.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Large Cap Core Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

John R. Campbell, CFA®‡

Jeff C. Moser, CFA®‡

Average annual total returns (%) as of July 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (EGOAX)[3]	12-17-2007	-4.71	7.64	11.94	1.10	8.92	12.59	1.18	1.08

Class C (EGOCX)[3]	12-17-2007	-0.66	8.11	11.74	0.34	8.11	11.74	1.93	1.83

Class R (EGOHX)[3,4]	9-30-2015				0.87	8.66	12.32	1.43	1.33

Class R6 (EGORX)[3,5]	9-30-2015	–	–	–	1.60	10.05	13.43	0.75	0.65

Administrator Class (WFLLX)[3,6]	7-16-2010	–	–	–	1.26	9.10	12.81	1.10	0.97

Institutional Class (EGOIX)	12-17-2007	–	–	–	1.56	9.40	13.10	0.85	0.67

S&P 500 Index[7]	–	–	–	–	7.99	11.34	14.03	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and focused portfolio risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Large Cap Core Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2019[8]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through November 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Historical performance shown prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Golden Large Cap Core Fund.

[4]	Historical performance shown for Class R shares prior to their inception reflects the performance of Administrator Class shares, adjusted to reflect higher expenses applicable to Class R shares.

[5]	Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect higher expenses applicable to Class R6 shares.

[6]

Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect higher expenses applicable to Administrator Class shares.

[7]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[8]

The chart compares the performance of Class A shares for the most recent ten years with the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[9]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

Wells Fargo Large Cap Core Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the S&P 500 Index, for the 12-month period that ended July 31, 2019.

∎	Stock selection, a smaller size bias, and valuation characteristics, such as price-to-earnings (P/E), were detractors to performance relative to the benchmark index.

∎

The Fund’s top performers on an absolute basis came from the information technology (IT) sector with favorable performance from VMware, Incorporated; Zebra Technologies Corporation; and Microsoft Corporation.

Heightened uncertainty and volatility influenced investors.

During the second half of 2018, the U.S. economy began to decelerate and trade tensions between the U.S. and China began to intensify. However, the Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) at its September and December 2018 meetings. Investors began to worry about the possibility of an imminent recession and the market sold off sharply in the fourth quarter. The markets rebounded sharply as 2019 opened as Fed officials began to change their rhetoric around the future path of interest rates with a bias toward accommodation. As 2019 progressed, the economy stabilized but corporate earnings weakened. In July 2019, the Fed reduced the federal funds rate by 25 bps, delivering the first rate cut in over a decade. The heightened level of uncertainty and volatility in the market generally influenced investors to favor companies with higher earnings growth expectations, larger capitalizations, and stocks with lower volatility.

The Fund was misaligned with the large-cap growth theme that drove the market.

Characteristics that are typically favored in the portfolio include attractive valuation, earnings consistency, profitability, improving sentiment, and momentum. For the trailing 12 months, those characteristics have been misaligned with market trends, leading to weak relative performance. The smaller size, lower P/E, and better profitability characteristics favored by our quantitative stock selection model has led to a higher exposure to cyclical value companies rather than secular growth companies. The market has continued its extended trend of vastly preferring secular growth stocks over value. During the brief periods favoring value, a narrow segment of the market focused on low-volatility, high-dividend-paying companies outperformed. These companies are typically found in the utilities, consumer staples, and communication services sectors. We currently maintain an underweight exposure to these sectors.

Ten largest holdings (%) as of July 31, 2019[9]

Apple Incorporated	3.09

Microsoft Corporation	3.06

Costco Wholesale Corporation	2.80

The Home Depot Incorporated	2.57

JPMorgan Chase & Company	2.51

Target Corporation	2.51

American Tower Corporation	2.47

Baxter International Incorporated	2.39

Zebra Technologies Corporation Class A	2.35

EMCOR Group Incorporated	2.33

IT and real estate investment trust (REIT) sectors produced some top-performing stocks.

The IT and REIT sectors were the best-performing sectors in the index. Several of the Fund’s best performers on an absolute basis came from those sectors represented by VMware, Zebra Technologies, and Microsoft (IT) and American Tower Corporation and Prologis Incorporated (REIT).

The Fund’s worst detractors were Macy’s Incorporated, NVIDIA Corporation*, Huntsman Corporation, Valero Energy Corporation*, and Marathon Petroleum Corporation*.

Please see footnotes on page 7.

8  |  Wells Fargo Large Cap Core Fund

Performance highlights (unaudited)

Sector distribution as of July 31, 2019[10]

Our market outlook is favorable.

We continue to keep in mind that while U.S. economic growth is expected to be lower than 2018, it is most likely to remain positive in the coming months as unemployment remains near a record low, consumer confidence remains high, and personal incomes are growing. Corporate fundamentals have deteriorated somewhat as the earnings outlook has weakened. However, investment spending and corporate balance sheets remain healthy. With the downward revision to earnings expectations over the past several months, consensus estimates have been lowered to a point that they may lead to an upside surprise. However, we recognize that the largest source of risk to earnings is linked to uncertainty regarding trade sanctions, which have the potential to result in higher input costs, higher labor costs, and profit-margin compression. Further delays to a negotiated trade settlement could cause market disappointment while the resolution of the dispute may provide only a small positive catalyst.

Monetary policy could likely support the market during the second half of 2019. The Fed’s June post-meeting statement dropped the earlier promise to be patient, noting instead that officials would “act as appropriate to sustain the expansion.” Before the end of the period, the Fed lowered the federal funds rate by a quarter percentage point.

As we monitor the macroeconomic environment, we will continue to diligently focus on company fundamentals and disciplined portfolio risk management.

Please see footnotes on page 7.

Wells Fargo Large Cap Core Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2019 to July 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2019	Ending account value 7-31-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,080.91	$5.57	1.08%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.44	$5.41	1.08%

Class C

Actual	$1,000.00	$1,077.47	$9.43	1.83%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.72	$9.15	1.83%

Class R

Actual	$1,000.00	$1,079.65	$6.86	1.33%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.66	1.33%

Class R6

Actual	$1,000.00	$1,084.16	$3.36	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%

Administrator Class

Actual	$1,000.00	$1,082.23	$5.01	0.97%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.98	$4.86	0.97%

Institutional Class

Actual	$1,000.00	$1,083.43	$3.46	0.67%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	$3.36	0.67%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Large Cap Core Fund

Portfolio of investments—July 31, 2019

	Shares	Value
Common Stocks: 99.47%

Communication Services: 2.13%

Interactive Media & Services: 2.13%

Alphabet Incorporated Class C †	17,864	$21,734,772

Consumer Discretionary: 9.82%

Auto Components: 1.43%

Lear Corporation	115,356	14,624,834

Multiline Retail: 3.83%

Macy’s Incorporated	594,884	13,521,713

Target Corporation	296,112	25,584,077

		39,105,790

Specialty Retail: 4.56%

The Home Depot Incorporated	122,998	26,283,443

The TJX Companies Incorporated	371,021	20,242,906

		46,526,349

Consumer Staples: 7.13%

Food & Staples Retailing: 7.13%

Casey’s General Stores Incorporated	135,608	21,956,291

Costco Wholesale Corporation	103,759	28,599,093

Wal-Mart Stores Incorporated	201,510	22,242,674

		72,798,058

Energy: 5.28%

Oil, Gas & Consumable Fuels: 5.28%

Chevron Corporation	133,714	16,461,531

ConocoPhillips	318,083	18,792,344

Exxon Mobil Corporation	251,096	18,671,499

		53,925,374

Financials: 11.75%

Banks: 6.17%

Citizens Financial Group Incorporated	429,533	16,004,400

Fifth Third Bancorp	718,126	21,321,161

JPMorgan Chase & Company	221,080	25,645,280

		62,970,841

Capital Markets: 1.69%

Evercore Partners Incorporated Class A	199,745	17,251,976

Insurance: 3.89%

Prudential Financial Incorporated	159,607	16,169,785

The Progressive Corporation	290,843	23,552,466

		39,722,251

Health Care: 14.14%

Biotechnology: 2.70%

AbbVie Incorporated	167,481	11,157,584

Amgen Incorporated	87,889	16,398,330

		27,555,914

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Cap Core Fund  |  11

Portfolio of investments—July 31, 2019

	Shares	Value
Health Care Equipment & Supplies: 4.05%

Baxter International Incorporated	290,314	$24,377,667

Varian Medical Systems Incorporated †	144,778	16,992,594

		41,370,261

Health Care Providers & Services: 5.74%

Anthem Incorporated	73,250	21,580,183

Centene Corporation †	311,661	16,234,421

UnitedHealth Group Incorporated	83,362	20,757,972

		58,572,576

Pharmaceuticals: 1.65%

Johnson & Johnson	129,441	16,855,807

Industrials: 11.52%

Aerospace & Defense: 2.08%

Lockheed Martin Corporation	58,637	21,236,562

Airlines: 1.95%

Delta Air Lines Incorporated	325,963	19,896,782

Construction & Engineering: 2.33%

EMCOR Group Incorporated	282,476	23,838,150

Machinery: 3.53%

Allison Transmission Holdings Incorporated	401,592	18,453,152

Cummins Incorporated	107,346	17,604,744

		36,057,896

Trading Companies & Distributors: 1.63%

Applied Industrial Technologies Incorporated	273,935	16,666,205

Information Technology: 25.89%

Communications Equipment: 2.30%

Cisco Systems Incorporated	424,634	23,524,724

Electronic Equipment, Instruments & Components: 6.24%

CDW Corporation of Delaware	181,727	21,472,862

Jabil Circuit Incorporated	588,581	18,175,381

Zebra Technologies Corporation Class A †	113,961	24,033,235

		63,681,478

Semiconductors & Semiconductor Equipment: 3.74%

Intel Corporation	383,815	19,401,848

Xilinx Incorporated	164,698	18,810,159

		38,212,007

Software: 10.52%

Fortinet Incorporated †	237,260	19,054,351

Intuit Incorporated	71,059	19,705,370

Microsoft Corporation	229,646	31,293,860

Oracle Corporation	346,845	19,527,373

VMware Incorporated Class A	101,986	17,795,534

		107,376,488

Technology Hardware, Storage & Peripherals: 3.09%

Apple Incorporated	148,114	31,554,207

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Large Cap Core Fund

Portfolio of investments—July 31, 2019

		Shares	Value
Materials: 3.57%

Chemicals: 1.44%

Huntsman Corporation		713,270	$14,657,699

Metals & Mining: 2.13%

Reliance Steel & Aluminum Company		217,889	21,778,006

Real Estate: 6.62%

Equity REITs: 4.45%

American Tower Corporation		118,958	25,173,892

Prologis Incorporated		251,879	20,303,966

			45,477,858

Real Estate Management & Development: 2.17%

CBRE Group Incorporated Class A †		418,236	22,170,690

Utilities: 1.62%

Multi-Utilities: 1.62%

CenterPoint Energy Incorporated		571,775	16,587,193

Total Common Stocks (Cost $818,013,308)			1,015,730,748

	Yield
Short-Term Investments: 0.53%

Investment Companies: 0.53%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.26%	5,360,147	5,360,147

Total Short-Term Investments (Cost $5,360,147)			5,360,147

Total investments in securities (Cost $823,373,455)	100.00%	1,021,090,895

Other assets and liabilities, net	0.00	29,686

Total net assets	100.00%	$1,021,120,581

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares beginning of period	Shares purchased	Shares sold	Shares end of period	Net realied gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	0	47,671,858	47,671,858	0	$0	$0	$45,138	#	$0
Wells Fargo Government Money Market Fund Select Class	10,016,109	154,604,837	159,260,799	5,360,147	0	0	205,041		5,360,147

					$0	$0	$250,179		$5,360,147	0.53%

*	No longer held at the end of the period.

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Cap Core Fund  |  13

Statement of assets and liabilities—July 31, 2019

Assets
Investments in unaffiliated securities, at value (cost $818,013,308)	$1,015,730,748
Investments in affiliated securities, at value (cost $5,360,147)	5,360,147
Receivable for Fund shares sold	884,748
Receivable for dividends	617,700
Prepaid expenses and other assets	16,290

Total assets	1,022,609,633

Liabilities
Payable for Fund shares redeemed	788,525
Management fee payable	467,107
Administration fees payable	139,977
Distribution fees payable	31,079
Trustees’ fees and expenses payable	4,309
Accrued expenses and other liabilities	58,055

Total liabilities	1,489,052

Total net assets	$1,021,120,581

Net assets consist of
Paid-in capital	$732,660,784
Total distributable earnings	288,459,797

Total net assets	$1,021,120,581

Computation of net asset value and offering price per share
Net assets – Class A	$341,045,229
Shares outstanding – Class A1	18,361,265
Net asset value per share – Class A	$18.57
Maximum offering price per share – Class A2	$19.70
Net assets – Class C	$47,648,550
Shares outstanding – Class C1	2,614,807
Net asset value per share – Class C	$18.22
Net assets – Class R	$2,042,600
Shares outstanding – Class R1	109,966
Net asset value per share – Class R	$18.57
Net assets – Class R6	$13,223,159
Shares outstanding – Class R6[1]	708,004
Net asset value per share – Class R6	$18.68
Net assets – Administrator Class	$16,566,428
Shares outstanding – Administrator Class[1]	880,434
Net asset value per share – Administrator Class	$18.82
Net assets – Institutional Class	$600,594,615
Shares outstanding – Institutional Class[1]	32,117,903
Net asset value per share – Institutional Class	$18.70

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Large Cap Core Fund

Statement of operations—year ended July 31, 2019

Investment income
Dividends	$26,240,997
Income from affiliated securities	210,704

Total investment income	26,451,701

Expenses
Management fee	7,261,281
Administration fees
Class A	709,549
Class C	111,130
Class R	4,191
Class R6	4,049
Administrator Class	25,958
Institutional Class	823,392
Shareholder servicing fees
Class A	844,702
Class C	132,298
Class R	4,989
Administrator Class	49,671
Distribution fees
Class C	396,893
Class R	4,976
Custody and accounting fees	57,999
Professional fees	46,596
Registration fees	119,997
Shareholder report expenses	151,197
Trustees’ fees and expenses	22,098
Interest expense	595
Other fees and expenses	27,742

Total expenses	10,799,303
Less: Fee waivers and/or expense reimbursements	(1,629,593)

Net expenses	9,169,710

Net investment income	17,281,991

Realized and unrealized gains (losses) on investments
Net realized gains on investments	109,914,369
Net change in unrealized gains (losses) on investments	(118,294,629)

Net realized and unrealized gains (losses) on investments	(8,380,260)

Net increase in net assets resulting from operations	$8,901,731

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Cap Core Fund  |  15

Statement of changes in net assets

	Year ended July 31, 2019		Year ended July 31, 2018[1]

Operations
Net investment income		$17,281,991		$10,468,177
Net realized gains on investments		109,914,369		93,764,997
Net change in unrealized gains (losses) on investments		(118,294,629)		76,367,116

Net increase in net assets resulting from operations		8,901,731		180,600,290

Distributions to shareholders from net investment income and net realized gains
Class A		(37,574,345)		(6,205,749)
Class C		(5,864,767)		(697,513)
Class R		(218,389)		(24,344)
Class R6		(1,664,230)		(13,463)
Administrator Class		(2,269,291)		(646,297)
Institutional Class		(74,264,283)		(14,330,177)

Total distributions to shareholders		(121,855,305)		(21,917,543)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	2,037,136	37,064,625	1,110,773	22,158,115
Class C	396,352	7,080,379	379,357	7,444,081
Class R	14,501	264,703	64,450	1,271,370
Class R6	159,006	3,008,830	768,314	15,462,838
Administrator Class	58,875	1,101,323	183,497	3,604,364
Institutional Class	8,077,444	146,618,727	7,081,551	141,445,213

		195,138,587		191,385,981

Reinvestment of distributions
Class A	2,156,895	36,026,156	301,834	5,924,919
Class C	305,502	4,991,915	30,164	580,958
Class R	12,855	214,625	1,208	23,747
Class R6	23,922	403,097	644	12,693
Administrator Class	133,494	2,258,572	31,853	632,062
Institutional Class	4,092,477	68,868,016	658,543	12,996,677

		112,762,381		20,171,056

Payment for shares redeemed
Class A	(3,169,819)	(58,713,000)	(2,398,895)	(47,209,115)
Class C	(1,097,796)	(19,481,544)	(828,652)	(16,059,336)
Class R	(15,514)	(283,465)	(43,438)	(851,162)
Class R6	(202,585)	(3,787,142)	(48,034)	(992,474)
Administrator Class	(520,733)	(9,967,464)	(768,837)	(15,531,475)
Institutional Class	(13,024,243)	(237,625,707)	(9,084,266)	(179,681,555)

		(329,858,322)		(260,325,117)

Net decrease in net assets resulting from capital share transactions		(21,957,354)		(48,768,080)

Total increase (decrease) in net assets		(134,910,928)		109,914,667

Net assets
Beginning of period		1,156,031,509		1,046,116,842

End of period		$1,021,120,581		$1,156,031,509

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at July 31, 2018 was $5,856,737. The disaggregated distributions information for the year ended July 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Large Cap Core Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$20.82	$18.01	$15.13	$15.81	$14.30
Net investment income	0.25	0.15	0.15	0.10	0.06
Net realized and unrealized gains (losses) on investments	(0.29)	3.01	2.85	(0.60)	1.50

Total from investment operations	(0.04)	3.16	3.00	(0.50)	1.56
Distributions to shareholders from
Net investment income	(0.16)	(0.13)	(0.12)	(0.05)	(0.05)
Net realized gains	(2.05)	(0.22)	0.00	(0.13)	0.00

Total distributions to shareholders	(2.21)	(0.35)	(0.12)	(0.18)	(0.05)
Net asset value, end of period	$18.57	$20.82	$18.01	$15.13	$15.81
Total return[1]	1.10%	17.66%	19.94%	(3.18)%	10.99%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.18%	1.19%	1.20%	1.26%
Net expenses	1.08%	1.10%	1.14%	1.14%	1.14%
Net investment income	1.42%	0.73%	0.82%	0.80%	0.35%
Supplemental data
Portfolio turnover rate	45%	33%	50%	51%	44%
Net assets, end of period (000s omitted)	$341,045	$360,937	$329,974	$359,971	$97,041

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Cap Core Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$20.44	$17.70	$14.87	$15.61	$14.17
Net investment income (loss)	0.13	(0.00)[1]	0.00 [2]	0.00 [2,3]	(0.06)[3]
Net realized and unrealized gains (losses) on investments	(0.30)	2.96	2.83	(0.61)	1.50

Total from investment operations	(0.17)	2.96	2.83	(0.61)	1.44
Distributions to shareholders from
Net realized gains	(2.05)	(0.22)	0.00	(0.13)	0.00
Net asset value, end of period	$18.22	$20.44	$17.70	$14.87	$15.61
Total return[4]	0.34%	16.78%	19.03%	(3.90)%	10.16%
Ratios to average net assets (annualized)
Gross expenses	1.94%	1.93%	1.94%	1.95%	2.01%
Net expenses	1.83%	1.85%	1.89%	1.89%	1.89%
Net investment income (loss)	0.67%	(0.02)%	0.07%	0.02%	(0.38)%
Supplemental data
Portfolio turnover rate	45%	33%	50%	51%	44%
Net assets, end of period (000s omitted)	$47,649	$61,529	$60,697	$71,512	$53,076

[1]	Amount is more than $(0.005).

[2]	Amount is less than $0.005.

[3]	Calculated based upon average shares outstanding

[4]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Large Cap Core Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R	2019	2018	2017	2016[1]
Net asset value, beginning of period	$20.81	$18.04	$15.17	$14.66
Net investment income	0.21	0.12	0.13	0.06
Net realized and unrealized gains (losses) on investments	(0.29)	2.99	2.84	0.66

Total from investment operations	(0.08)	3.11	2.97	0.72
Distributions to shareholders from
Net investment income	(0.11)	(0.12)	(0.10)	(0.08)
Net realized gains	(2.05)	(0.22)	0.00	(0.13)

Total distributions to shareholders	(2.16)	(0.34)	(0.10)	(0.21)
Net asset value, end of period	$18.57	$20.81	$18.04	$15.17
Total return[2]	0.87%	17.37%	19.64%	4.90%
Ratios to average net assets (annualized)
Gross expenses	1.44%	1.43%	1.44%	1.46%
Net expenses	1.33%	1.34%	1.39%	1.39%
Net investment income	1.18%	0.48%	0.51%	0.52%
Supplemental data
Portfolio turnover rate	45%	33%	50%	51%
Net assets, end of period (000s omitted)	$2,043	$2,042	$1,369	$26

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Cap Core Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2019	2018	2017	2016[1]
Net asset value, beginning of period	$20.92	$18.09	$15.24	$14.66
Net investment income	0.34	0.22 [2]	0.25 [2]	0.20
Net realized and unrealized gains (losses) on investments	(0.30)	3.04	3.33	0.62

Total from investment operations	0.04	3.26	3.58	0.82
Distributions to shareholders from
Net investment income	(0.23)	(0.21)	(0.73)	(0.11)
Net realized gains	(2.05)	(0.22)	0.00	(0.13)

Total distributions to shareholders	(2.28)	(0.43)	(0.73)	(0.24)
Net asset value, end of period	$18.68	$20.92	$18.09	$15.24
Total return[3]	1.60%	18.16%	24.01%	5.57%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.75%	0.76%	0.77%
Net expenses	0.65%	0.65%	0.68%	0.68%
Net investment income	1.83%	1.08%	1.62%	1.31%
Supplemental data
Portfolio turnover rate	45%	33%	50%	51%
Net assets, end of period (000s omitted)	$13,223	$15,225	$122	$2,449

[1]	For the period from September 30, 2015 (commencement of class operations) to July 31, 2016

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Large Cap Core Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$21.05	$18.21	$15.18	$15.87	$14.34
Net investment income	0.29 [1]	0.17 [1]	0.16 [1]	0.15	0.10
Net realized and unrealized gains (losses) on investments	(0.30)	3.05	2.87	(0.62)	1.50

Total from investment operations	(0.01)	3.22	3.03	(0.47)	1.60
Distributions to shareholders from
Net investment income	(0.17)	(0.16)	(0.00)[2]	(0.09)	(0.07)
Net realized gains	(2.05)	(0.22)	0.00	(0.13)	0.00

Total distributions to shareholders	(2.22)	(0.38)	(0.00)[2]	(0.22)	(0.07)
Net asset value, end of period	$18.82	$21.05	$18.21	$15.18	$15.87
Total return[3]	1.26%	17.81%	19.99%	(2.98)%	11.28%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.10%	1.10%	1.12%	1.11%
Net expenses	0.97%	0.98%	1.00%	0.96%	0.90%
Net investment income	1.52%	0.86%	1.00%	0.95%	0.61%
Supplemental data
Portfolio turnover rate	45%	33%	50%	51%	44%
Net assets, end of period (000s omitted)	$16,566	$25,444	$32,091	$57,879	$83,692

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Cap Core Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$20.95	$18.12	$15.23	$15.91	$14.35
Net investment income	0.34	0.23	0.18	0.18 [1]	0.14 [1]
Net realized and unrealized gains (losses) on investments	(0.30)	3.03	2.91	(0.62)	1.50

Total from investment operations	0.04	3.26	3.09	(0.44)	1.64
Distributions to shareholders from
Net investment income	(0.24)	(0.21)	(0.20)	(0.11)	(0.08)
Net realized gains	(2.05)	(0.22)	0.00	(0.13)	0.00

Total distributions to shareholders	(2.29)	(0.43)	(0.20)	(0.24)	(0.08)
Net asset value, end of period	$18.70	$20.95	$18.12	$15.23	$15.91
Total return	1.56%	18.16%	20.43%	(2.75)%	11.51%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.85%	0.86%	0.87%	0.84%
Net expenses	0.67%	0.68%	0.70%	0.70%	0.66%
Net investment income	1.82%	1.15%	1.23%	1.22%	0.86%
Supplemental data
Portfolio turnover rate	45%	33%	50%	51%	44%
Net assets, end of period (000s omitted)	$600,595	$690,855	$621,864	$412,678	$63,235

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Large Cap Core Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Large Cap Core Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund will bear the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Wells Fargo Large Cap Core Fund  |  23

Notes to financial statements

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2019, the aggregate cost of all investments for federal income tax purposes was $824,391,987 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$230,746,534

Gross unrealized losses	(34,047,626)

Net unrealized gains	$196,698,908

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. In addition, the Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to equalization payments. At July, 31, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$2,074,664	$(2,074,664)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

24  |  Wells Fargo Large Cap Core Fund

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$21,734,772	$0	$0	$21,734,772

Consumer discretionary	100,256,973	0	0	100,256,973

Consumer staples	72,798,058	0	0	72,798,058

Energy	53,925,374	0	0	53,925,374

Financials	119,945,068	0	0	119,945,068

Health care	144,354,558	0	0	144,354,558

Industrials	117,695,595	0	0	117,695,595

Information technology	264,348,904	0	0	264,348,904

Materials	36,435,705	0	0	36,435,705

Real estate	67,648,548	0	0	67,648,548

Utilities	16,587,193	0	0	16,587,193

Short-term investments

Investment companies	5,360,147	0	0	5,360,147

Total assets	$1,021,090,895	$0	$0	$1,021,090,895

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended July 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.700%

Next $500 million	0.675

Next $1 billion	0.650

Next $2 billion	0.625

Next $1 billion	0.600

Next $3 billion	0.590

Next $2 billion	0.565

Next $2 billion	0.555

Next $4 billion	0.530

Over $16 billion	0.505

For the year ended July 31, 2019, the management fee was equivalent to an annual rate of 0.69% of the Fund’s average daily net assets.

Wells Fargo Large Cap Core Fund  |  25

Notes to financial statements

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through November 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.08% for Class A shares, 1.83% for Class C shares, 1.33% for Class R shares, 0.65% for Class R6 shares, 0.97% for Administrator Class shares, and 0.67% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2019, Funds Distributor received $10,619 from the sale of Class A shares and $107 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A shares for the year ended July 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2019 were $472,741,655 and $593,401,086, respectively.

26  |  Wells Fargo Large Cap Core Fund

Notes to financial statements

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of July 31, 2019, the Fund did not have any securities on loan.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

During the year ended July 31, 2019, the Fund had average borrowings outstanding of $16,903 at an average rate of 3.52% and paid interest in the amount of $595.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2019 and July 31, 2018 were as follows:

	Year ended July 31

	2019	2018

Ordinary income	$11,587,477	$9,746,479

Long-term capital gain	110,267,828	12,171,064

As of July 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$9,601,980	$82,158,950	$196,698,908

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended July 31, 2018 were as follows:

	Net investment income	Net realized gains

Class A	$2,344,339	$3,861,410

Class C	0	697,513

Class R	8,939	15,405

Class R6	6,623	6,840

Administrator Class	275,902	370,395

Institutional Class	7,110,676	7,219,501

Wells Fargo Large Cap Core Fund  |  27

Notes to financial statements

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invests a concentration of its portfolio in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

28  |  Wells Fargo Large Cap Core Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Large Cap Core Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 25, 2019

Wells Fargo Large Cap Core Fund  |  29

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $110,393,181 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2019. Long-term capital gains in the amount of $125,353 were distributed in connection with Fund share redemptions.

Pursuant to Section 854 of the Internal Revenue Code, $13,536,789 of income dividends paid during the fiscal year ended July 31, 2019 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30  |  Wells Fargo Large Cap Core Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Large Cap Core Fund  |  31

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Wells Fargo Large Cap Core Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Large Cap Core Fund  |  33

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Large Cap Core Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Large Cap Core Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

34  |  Wells Fargo Large Cap Core Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for the three-, five- and ten-year periods under review, but lower than the average investment performance of the Universe for the one-year period under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the S&P 500 Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe over the longer time periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were equal to or in range of the sum of these average rates for the Fund’s expense Groups for the Class R, Class A, Administrator Class and Institutional share classes, but higher than the sum of these average rates for the Fund’s expense Groups for the Class R6 share class. However, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Wells Fargo Large Cap Core Fund  |  35

Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36  |  Wells Fargo Large Cap Core Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

405480 09-19

A208/AR208 07-19

Annual Report

July 31, 2019

Wells Fargo Large Cap Growth Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Large Cap Growth Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Large Cap Growth Fund for the 12-month period that ended July 31, 2019. After the first six months of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally enjoyed a recovery during the final six months amid continued concerns about global economic growth, international trade, geopolitical tensions, and bouts of market volatility. These concerns negatively influenced international equity markets.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 7.99% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 2.27%. The MSCI EM Index (Net)3 slipped 2.18%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 8.08%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 3.74%, the Bloomberg Barclays Municipal Bond Index6 gained 7.31%, and the ICE BofAML U.S. High Yield Index7 added 6.94%.

Entering the fourth quarter of 2018, economic data was encouraging.

Domestic equity investors entered the fourth quarter of 2018 with reasons to be optimistic. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada progressed. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in September 2018, one of four rate increases implemented during the calendar year, a sign of its confidence in the strength of the U.S. economy.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. In September 2018, international investors began to factor a number of disconcerting economic and business data points: lower July manufacturers’ and industrial orders in Germany; falling purchasing manager index numbers for August from the United Kingdom, China, and India; and declining household spending for August in Japan. Taken together, the data fed growing concerns over slowing global growth that unnerved investors.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Large Cap Growth Fund

Letter to shareholders (unaudited)

Global markets suffered during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008. A partial U.S. government shutdown driven by partisan policy disputes extended into January.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecasted the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, a combination of dovish Fed sentiment and steady, if not spectacular, U.S. economic and business metrics reinforced investors’ confidence. Monthly job creation data and corporate profits, while less consistent than during 2018, were solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth. During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%.

During May 2019, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit caused Prime Minister Theresa May to resign. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

As had been the case during most of 2019 to date, just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs.

President Mario Draghi of the European Central Bank said that if the outlook doesn’t improve, the bank will cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July 2019.

“December’s S&P 500 Index performance was the worst since 1931.”

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Large Cap Growth Fund  |  3

Letter to shareholders (unaudited)

Later in July 2019, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Despite the accommodative approach of central banks, investors continued to have misgivings about the durability of economic growth globally and a pervasively cautious tone influenced the world’s equity and fixed-income markets.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Large Cap Growth Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA®‡, CPA

Bob Gruendyke, CFA®‡

Thomas C. Ognar, CFA®‡

Average annual total returns (%) as of July 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (STAFX)[3]	7-30-2010	4.62	11.49	14.00	11.00	12.82	14.68	1.17	1.07

Class C (STOFX)[4]	7-30-2010	9.17	11.97	13.83	10.17	11.97	13.83	1.92	1.82

Class R (STMFX)[5]	6-15-2012	–	–	–	10.74	12.53	14.41	1.42	1.32

Class R4 (SLGRX)[6]	11-30-2012				11.32	13.14	15.00	0.89	0.80

Class R6 (STFFX)[7]	11-30-2012	–	–	–	11.46	13.30	15.11	0.74	0.65

Administrator Class (STDFX)[8]	7-30-2010	–	–	–	11.14	12.96	14.81	1.09	0.95

Institutional Class (STNFX)[9]	7-30-2010	–	–	–	11.37	13.21	15.05	0.84	0.75

Russell 1000® Growth Index[10]	–	–	–	–	10.82	14.25	15.74	–	–
Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R4, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |   Wells Fargo Large Cap Growth Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2019[11]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through November 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for Class A shares prior to their inception reflects the performance of the former Investor Class shares and includes the higher expenses applicable to the former Investor Class shares. If these expenses had not been included, returns for Class A shares would be higher.

[4]

Historical performance shown for Class C shares prior to their inception reflects the performance of the former Investor Class shares, adjusted to reflect the higher expenses applicable to Class C shares.

[5]

Historical performance shown for Class R shares prior to their inception reflects the performance of the former Investor Class shares, adjusted to reflect the higher expenses applicable to Class R shares.

[6]	Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares.

[7]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[8]

Historical performance shown for Administrator Class shares prior to their inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the former Investor Class shares. If these expenses had not been included, returns for Administrator Class shares would be higher.

[9]

Historical performance shown for Institutional Class shares prior to their inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the former Investor Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[10]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[11]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[12]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[13]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Large Cap Growth Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund (Class A excluding sales charges) outperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period that ended July 31, 2019.

∎	Holdings within information technology (IT) and health care and an underweight to consumer staples aided the Fund’s performance for the period.

∎	The Fund’s performance was inhibited by stocks within the consumer discretionary and communication services sectors.

The equity market pushed higher over the trailing one-year period as solid economic fundamentals have overshadowed periods of negative sentiment, which was particularly pervasive in late 2018. For much of the fourth quarter of 2018, stocks moved sharply lower as a flattening yield curve, corporate debt concerns, a pullback in commodities, tariff and trade concerns, and hues of decelerating global growth flustered markets. Additionally, geopolitical concerns coupled with quantitative easing across the globe have fueled investor concerns. Despite this backdrop, while some economic data has slowed in the U.S., the economy still stands on solid footing with low unemployment and strong consumer confidence. This environment of accommodative fiscal and monetary policy and reasonable energy prices is fostering a healthy landscape for the consumer. The Fund continues to benefit from constructive idiosyncratic dynamics and secular growth catalysts in a variety of areas as many of our portfolio companies are gaining market share in their respective industries.

Ten largest holdings (%) as of July 31, 2019[12]

Microsoft Corporation	8.11

Amazon.com Incorporated	7.92

MasterCard Incorporated Class A	4.03

Visa Incorporated Class A	3.66

Alphabet Incorporated Class A	3.49

Microchip Technology Incorporated	3.44

Alphabet Incorporated Class C	3.30

Facebook Incorporated Class A	2.88

Texas Instruments Incorporated	2.68

Burlington Stores Incorporated	2.30

Performance of health care and IT holdings were beneficial to Fund performance.

Select holdings within the health care sector served as a strong area of the Fund. Health care firm Zoetis, Incorporated, which makes medicines and vaccines for animals, rallied sharply as it garnered increased demand for its products from both its companion animal and livestock segments. Other areas of the Fund that performed well included software-as-a-service (SaaS) and payment processing industries within IT that generated market-share penetration and margin expansion in their respective vertical markets. Within software, demand remained strong as corporate spending continued to rise, coupled with next-

generation cloud-computing platforms that garnered a large share of new business at the expense of legacy solutions. Within the payment space, the movement toward e-commerce had a positive effect on overall demand as more consumers moved from cash to digital payments.

Sector distribution as of July 31, 2019[13]

Certain communication services stocks detracted from performance.

The main source of weakness from a sector perspective came from communication services as the Fund’s underweight position to Facebook, Incorporated, negatively affected relative performance. In 2018, we reduced our positon after privacy issues surfaced and after Facebook shifted its focus toward monetizing stories and video rather than the traditional newsfeed segment. Recently, we have added back to our position as we have grown more comfortable with its ability to monetize both of these properties within Instagram and the legacy Facebook app.

Please see footnotes on page 7.

8  |   Wells Fargo Large Cap Growth Fund

Performance highlights (unaudited)

Areas of focus remain in secular areas like software, payments, and semiconductors.

The Fund continues to be well diversified in a plethora of areas, which include industries within consumer discretionary, health care, communication services, and IT. Some notable segments include the SaaS, payments, and semiconductors industries. The structural advantages of the software space continue to include benefits like a predictable cost of ownership to the customer, flexibility and scale, simplification, and faster implementation times. Within the payments segment, processors like Square, Incorporated, and PayPal Holdings, Incorporated, as well as networks Visa Incorporated and MasterCard Incorporated, continued to capitalize from secular drivers such as the global shift from cash and check to plastic, growth within e-commerce, international and cross-border growth, and peer-to-peer transfers. Semiconductors, which continue to benefit from the digitization of the economy, are becoming more prevalent in our daily lives as more chips are being used in electrical devices.

Our view of faster-growth stocks is positive.

We continue to be disciplined from a valuation perspective by trimming positions where the valuation gap has narrowed and adding to positions where it has widened. While our process is largely bottom-up, we continue to monitor geopolitical issues like trade tensions between the U.S. and China as well as macroeconomic conditions such as the economic slowdown in Europe, the increasing amount of negative-yielding sovereign debt, and the steep decrease in U.S. Treasury yields. We expect to generate alpha from multiple sectors and industries and remain comfortable with our positioning and our focus on SaaS, cloud services, online retail, digital payments, the internet of things, and innovation (SCODIi). We continue to witness a scarcity of growth stock opportunities within the investing universe, which could favor our portfolio in the future. Going forward, given the current economic backdrop, stocks emphasized in our investment process should bode well for the future of the portfolio.

Wells Fargo Large Cap Growth Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2019 to July 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2019	Ending account value 7-31-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,145.26	$5.69	1.07%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.49	$5.36	1.07%

Class C

Actual	$1,000.00	$1,141.00	$9.66	1.82%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.77	$9.10	1.82%

Class R

Actual	$1,000.00	$1,144.12	$7.02	1.32%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.25	$6.61	1.32%

Class R4

Actual	$1,000.00	$1,146.98	$4.26	0.80%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%

Class R6

Actual	$1,000.00	$1,147.48	$3.46	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%

Administrator Class

Actual	$1,000.00	$1,146.07	$5.06	0.95%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.08	$4.76	0.95%

Institutional Class

Actual	$1,000.00	$1,147.15	$3.99	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |   Wells Fargo Large Cap Growth Fund

Portfolio of investments—July 31, 2019

	Shares	Value
Common Stocks: 99.15%

Communication Services: 12.45%

Entertainment: 1.66%

Live Nation Incorporated †	639	$46,046

Netflix Incorporated †	30,120	9,728,459

The Walt Disney Company	49,800	7,121,898

		16,896,403

Interactive Media & Services: 10.79%

Alphabet Incorporated Class A †	29,230	35,607,986

Alphabet Incorporated Class C †	27,670	33,665,536

Facebook Incorporated Class A †	151,170	29,361,749

Match Group Incorporated †	63,900	4,811,031

Pinterest Incorporated Class A †«	45,306	1,313,421

Twitter Incorporated †	127,500	5,394,525

		110,154,248

Consumer Discretionary: 17.87%

Hotels, Restaurants & Leisure: 2.45%

Carnival Corporation	134,740	6,363,770

Norwegian Cruise Line Holdings Limited †	157,300	7,776,912

Royal Caribbean Cruises Limited	93,100	10,831,254

		24,971,936

Internet & Direct Marketing Retail: 7.92%

Amazon.com Incorporated †	43,280	80,794,238

Specialty Retail: 6.20%

Burlington Stores Incorporated †	129,700	23,443,275

CarMax Incorporated †	57,700	5,063,752

O’Reilly Automotive Incorporated †	8,400	3,198,384

The Home Depot Incorporated	85,960	18,368,792

ULTA Beauty Incorporated †	37,800	13,201,650

		63,275,853

Textiles, Apparel & Luxury Goods: 1.30%

Levi Strauss & Company Class A †«	532,400	10,147,544

Nike Incorporated Class B	36,100	3,105,683

		13,253,227

Consumer Staples: 3.08%

Beverages: 1.54%

The Coca-Cola Company	299,080	15,740,580

Personal Products: 1.54%

The Estee Lauder Companies Incorporated Class A	84,940	15,645,099

Energy: 0.41%

Oil, Gas & Consumable Fuels: 0.41%

Concho Resources Incorporated	42,840	4,184,611

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Cap Growth Fund  |  11

Portfolio of investments—July 31, 2019

	Shares	Value
Financials: 4.03%

Capital Markets: 3.21%

BlackRock Incorporated	5,600	$2,619,008

CME Group Incorporated	54,330	10,562,839

Raymond James Financial Incorporated	35,100	2,831,517

The Charles Schwab Corporation	388,190	16,777,572

		32,790,936

Insurance: 0.82%

The Progressive Corporation	103,070	8,346,609

Health Care: 9.95%

Biotechnology: 2.02%

Alexion Pharmaceuticals Incorporated †	126,700	14,353,843

Vertex Pharmaceuticals Incorporated †	37,390	6,229,922

		20,583,765

Health Care Equipment & Supplies: 5.44%

Abbott Laboratories	132,790	11,566,009

Baxter International Incorporated	49,890	4,189,263

Boston Scientific Corporation †	446,640	18,964,334

Edwards Lifesciences Corporation †	34,800	7,407,180

Intuitive Surgical Incorporated †	5,300	2,753,403

Stryker Corporation	50,700	10,635,846

		55,516,035

Life Sciences Tools & Services: 0.57%

Agilent Technologies Incorporated	84,670	5,876,945

Pharmaceuticals: 1.92%

Zoetis Incorporated	170,290	19,564,618

Industrials: 11.88%

Aerospace & Defense: 1.19%

The Boeing Company	35,640	12,159,655

Air Freight & Logistics: 0.53%

C.H. Robinson Worldwide Incorporated	64,900	5,434,077

Commercial Services & Supplies: 1.89%

Waste Connections Incorporated	213,080	19,330,618

Industrial Conglomerates: 1.27%

Roper Technologies Incorporated	35,630	12,956,850

Machinery: 0.87%

Fortive Corporation	116,260	8,841,573

Road & Rail: 6.13%

CSX Corporation	327,300	23,041,920

Norfolk Southern Corporation	106,370	20,329,434

Union Pacific Corporation	106,550	19,173,673

		62,545,027

The accompanying notes are an integral part of these financial statements.

12  |   Wells Fargo Large Cap Growth Fund

Portfolio of investments—July 31, 2019

	Shares	Value
Information Technology: 37.18%

IT Services: 13.95%

Fidelity National Information Services Incorporated	160,554	$21,393,775

Global Payments Incorporated	24,400	4,097,248

MasterCard Incorporated Class A	151,080	41,134,552

PayPal Holdings Incorporated †	207,480	22,905,792

Shopify Incorporated Class A †	16,930	5,381,708

Square Incorporated Class A †	125,570	10,097,084

Visa Incorporated Class A	209,830	37,349,740

		142,359,899

Semiconductors & Semiconductor Equipment: 6.51%

Microchip Technology Incorporated «	371,520	35,078,918

NVIDIA Corporation	23,600	3,981,792

Texas Instruments Incorporated	218,720	27,342,187

		66,402,897

Software: 14.59%

Adobe Systems Incorporated †	46,340	13,849,172

Dropbox Incorporated Class A †	439,100	10,345,196

Microsoft Corporation	607,400	82,770,398

Salesforce.com Incorporated †	87,480	13,515,660

ServiceNow Incorporated †	43,720	12,127,491

Splunk Incorporated †	79,480	10,754,439

VMware Incorporated Class A	26,110	4,555,934

Zoom Video Communications Incorporated †«	10,155	969,904

		148,888,194

Technology Hardware, Storage & Peripherals: 2.13%

Apple Incorporated	101,840	21,695,994

Materials: 1.88%

Chemicals: 1.88%

Air Products & Chemicals Incorporated	31,820	7,263,551

Linde plc	62,440	11,943,523

		19,207,074

Real Estate: 0.42%

Real Estate Management & Development: 0.42%

CBRE Group Incorporated Class A †	80,900	4,288,509

Total Common Stocks (Cost $488,156,376)		1,011,705,470

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Cap Growth Fund  |  13

Portfolio of investments—July 31, 2019

	Yield	Shares	Value
Short-Term Investments: 4.43%

Investment Companies: 4.43%

Securities Lending Cash Investments LLC (l)(r)(u)	2.46%	39,213,509	$39,217,430

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.26	5,937,879	5,937,879

Total Short-Term Investments (Cost $45,155,433)			45,155,309

Total investments in securities (Cost $533,311,809)	103.58%	1,056,860,779

Other assets and liabilities, net	(3.58)	(36,510,050)

Total net assets	100.00%	$1,020,350,729

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	38,751,625	234,377,257	233,915,373	39,213,509	$(696)	$(124)	$702,904	#	$39,217,430
Wells Fargo Government Money Market Fund Select Class	10,229,653	186,067,946	190,359,720	5,937,879	0	0	145,700		5,937,879

					$(696)	$(124)	$848,604		$45,155,309	4.43%

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

14  |   Wells Fargo Large Cap Growth Fund

Statement of assets and liabilities—July 31, 2019

Assets
Investments in unaffiliated securities (including $37,618,193 of securities loaned), at value (cost $488,156,376)	$1,011,705,470
Investments in affiliated securities, at value (cost $45,155,433)	45,155,309
Receivable for investments sold	17,535,940
Receivable for Fund shares sold	86,904
Receivable for dividends	334,955
Receivable for securities lending income, net	4,578
Prepaid expenses and other assets	33,174

Total assets	1,074,856,330

Liabilities
Payable upon receipt of securities loaned	39,216,803
Payable for investments purchased	13,783,729
Payable for Fund shares redeemed	592,267
Management fee payable	508,953
Administration fees payable	123,530
Distribution fees payable	8,457
Trustees’ fees and expenses payable	4,248
Accrued expenses and other liabilities	267,614

Total liabilities	54,505,601

Total net assets	$1,020,350,729

Net assets consist of
Paid-in capital	$419,582,618
Total distributable earnings	600,768,111

Total net assets	$1,020,350,729

Computation of net asset value and offering price per share
Net assets – Class A	$529,109,827
Shares outstanding – Class A1	11,963,517
Net asset value per share – Class A	$44.23
Maximum offering price per share – Class A2	$46.93
Net assets – Class C	$11,504,455
Shares outstanding – Class C1	291,938
Net asset value per share – Class C	$39.41
Net assets – Class R	$4,499,146
Shares outstanding – Class R1	104,966
Net asset value per share – Class R	$42.86
Net assets – Class R4	$895,659
Share outstanding – Class R4[1]	19,589
Net asset value per share – Class R4	$45.72
Net assets – Class R6	$326,989,992
Shares outstanding – Class R6[1]	7,098,875
Net asset value per share – Class R6	$46.06
Net assets – Administrator Class	$67,157,753
Shares outstanding – Administrator Class[1]	1,496,553
Net asset value per share – Administrator Class	$44.87
Net assets – Institutional Class	$80,193,897
Shares outstanding – Institutional Class[1]	1,749,612
Net asset value per share – Institutional Class	$45.84

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Cap Growth Fund  |  15

Statement of operations—year ended July 31, 2019

Investment income
Dividends (net of foreign withholding taxes of $19,929)	$9,718,508
Income from affiliated securities	250,185

Total investment income	9,968,693

Expenses
Management fee	6,829,072
Administration fees
Class A	1,075,776
Class C	27,640
Class R	10,798
Class R4	1,181
Class R6	94,257
Administrator Class	86,253
Institutional Class	105,815
Shareholder servicing fees
Class A	1,280,686
Class C	32,905
Class R	12,627
Class R4	1,476
Administrator Class	164,685
Distribution fees
Class C	98,716
Class R	12,854
Custody and accounting fees	43,534
Professional fees	42,760
Registration fees	116,044
Shareholder report expenses	78,234
Trustees’ fees and expenses	21,999
Other fees and expenses	28,755

Total expenses	10,166,067
Less: Fee waivers and/or expense reimbursements	(1,082,490)

Net expenses	9,083,577

Net investment income	885,116

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	127,678,828
Affiliated securities	(696)

Net realized gains on investments	127,678,132

Net change in unrealized gains (losses) on
Unaffiliated securities	(27,477,331)
Affiliated securities	(124)

Net change in unrealized gains (losses) on investments	(27,477,455)

Net realized and unrealized gains (losses) on investments	100,200,677

Net increase in net assets resulting from operations	$101,085,793

The accompanying notes are an integral part of these financial statements.

16  |   Wells Fargo Large Cap Growth Fund

Statement of changes in net assets

	Year ended July 31, 2019		Year ended July 31, 2018[1]

Operations
Net investment income		$885,116		$137,464
Net realized gains on investments		127,678,132		234,857,518
Net change in unrealized gains (losses) on investments		(27,477,455)		33,368,008

Net increase in net assets resulting from operations		101,085,793		268,362,990

Distributions to shareholders from net investment income and net realized gains
Class A		(111,706,240)		(94,299,274)
Class C		(3,431,246)		(2,995,367)
Class R		(1,280,121)		(1,226,176)
Class R4		(455,047)		(86,325)
Class R6		(66,047,400)		(60,894,090)
Administrator Class		(14,492,251)		(12,791,477)
Institutional Class		(18,149,003)		(29,593,244)

Total distributions to shareholders		(215,561,308)		(201,885,953)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	399,711	17,356,631	350,829	17,319,919
Class C	71,966	2,571,501	45,353	2,068,446
Class R	49,362	1,986,257	59,909	2,827,726
Class R4	9,684	457,992	35,016	1,707,466
Class R6	780,490	34,878,326	1,558,098	79,758,923
Administrator Class	156,702	7,081,152	200,283	10,104,338
Institutional Class	275,036	12,403,795	238,407	12,259,125

		76,735,654		126,045,943

Reinvestment of distributions
Class A	2,918,252	107,245,772	1,969,729	89,405,992
Class C	92,097	3,029,996	60,978	2,564,729
Class R	9,145	326,200	3,414	151,866
Class R4	11,892	451,084	1,781	82,592
Class R6	1,625,721	62,084,213	1,305,992	60,875,276
Administrator Class	388,367	14,470,567	278,848	12,776,830
Institutional Class	407,144	15,475,547	442,110	20,540,888

		203,083,379		186,398,173

Payment for shares redeemed
Class A	(1,635,497)	(70,467,127)	(2,346,522)	(122,033,744)
Class C	(197,048)	(7,247,118)	(91,221)	(4,306,948)
Class R	(64,781)	(2,603,006)	(81,531)	(3,970,677)
Class R4	(41,238)	(1,706,882)	(4,157)	(212,862)
Class R6	(1,438,307)	(65,749,149)	(2,739,730)	(142,658,457)
Administrator Class	(555,121)	(25,132,488)	(576,443)	(29,889,749)
Institutional Class	(729,747)	(33,022,472)	(2,213,468)	(110,506,781)

		(205,928,242)		(413,579,218)

Net increase (decrease) in net assets resulting from capital share transactions		73,890,791		(101,135,102)

Total decrease in net assets		(40,584,724)		(34,658,065)

Net assets
Beginning of period		1,060,935,453		1,095,593,518

End of period		$1,020,350,729		$1,060,935,453

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at July 31, 2018 was $112,534. The disaggregated distributions information for the year ended July 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Cap Growth Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$52.01	$50.10	$46.05	$49.55	$45.30
Net investment loss	(0.03)[1]	(0.08)	(0.03)[1]	(0.03)[1]	(0.01)[1]
Net realized and unrealized gains (losses) on investments	3.47	12.56	6.39	(0.92)	6.33

Total from investment operations	3.44	12.48	6.36	(0.95)	6.32
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.00)[2]	0.00
Net realized gains	(11.22)	(10.57)	(2.31)	(2.55)	(2.07)

Total distributions to shareholders	(11.22)	(10.57)	(2.31)	(2.55)	(2.07)
Net asset value, end of period	$44.23	$52.01	$50.10	$46.05	$49.55
Total return[3]	11.00%	27.98%	14.60%	(1.83)%	14.35%
Ratios to average net assets (annualized)
Gross expenses	1.18%	1.17%	1.17%	1.16%	1.20%
Net expenses	1.07%	1.07%	1.07%	1.07%	1.07%
Net investment loss	(0.07)%	(0.16)%	(0.06)%	(0.06)%	(0.02)%
Supplemental data
Portfolio turnover rate	43%	34%	40%	31%	26%
Net assets, end of period (000s omitted)	$529,110	$534,694	$516,410	$576,502	$184,504

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |   Wells Fargo Large Cap Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$47.97	$47.25	$43.88	$47.68	$43.99
Net investment loss	(0.32)[1]	(0.31)	(0.35)[1]	(0.32)[1]	(0.42)
Net realized and unrealized gains (losses) on investments	2.98	11.60	6.03	(0.93)	6.18

Total from investment operations	2.66	11.29	5.68	(1.25)	5.76
Distributions to shareholders from
Net realized gains	(11.22)	(10.57)	(2.31)	(2.55)	(2.07)
Net asset value, end of period	$39.41	$47.97	$47.25	$43.88	$47.68
Total return[2]	10.17%	27.03%	13.74%	(2.56)%	13.47%
Ratios to average net assets (annualized)
Gross expenses	1.93%	1.92%	1.91%	1.91%	1.95%
Net expenses	1.82%	1.82%	1.82%	1.82%	1.82%
Net investment loss	(0.80)%	(0.90)%	(0.81)%	(0.75)%	(0.77)%
Supplemental data
Portfolio turnover rate	43%	34%	40%	31%	26%
Net assets, end of period (000s omitted)	$11,504	$15,586	$14,640	$18,877	$22,839

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Cap Growth Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R	2019	2018	2017	2016	2015
Net asset value, beginning of period	$50.89	$49.34	$45.50	$49.11	$45.03
Net investment loss	(0.13)[1]	(0.20)[1]	(0.14)[1]	(0.10)[1]	(0.16)[1]
Net realized and unrealized gains (losses) on investments	3.32	12.32	6.29	(0.96)	6.31

Total from investment operations	3.19	12.12	6.15	(1.06)	6.15
Distributions to shareholders from
Net realized gains	(11.22)	(10.57)	(2.31)	(2.55)	(2.07)
Net asset value, end of period	$42.86	$50.89	$49.34	$45.50	$49.11
Total return	10.74%	27.65%	14.30%	(2.08)%	14.05%
Ratios to average net assets (annualized)
Gross expenses	1.42%	1.42%	1.41%	1.41%	1.45%
Net expenses	1.32%	1.32%	1.32%	1.32%	1.32%
Net investment loss	(0.29)%	(0.40)%	(0.31)%	(0.23)%	(0.28)%
Supplemental data
Portfolio turnover rate	43%	34%	40%	31%	26%
Net assets, end of period (000s omitted)	$4,499	$5,661	$6,387	$8,218	$12,086

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20  |   Wells Fargo Large Cap Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R4	2019	2018	2017	2016	2015
Net asset value, beginning of period	$53.23	$50.94	$46.69	$50.23	$45.76
Net investment income	0.11 [1]	0.05 [1]	0.11 [1]	0.13	0.07
Net realized and unrealized gains (losses) on investments	3.60	12.81	6.50	(0.95)	6.47

Total from investment operations	3.71	12.86	6.61	(0.82)	6.54
Distributions to shareholders from
Net investment income	0.00	0.00	(0.05)	(0.17)	0.00
Net realized gains	(11.22)	(10.57)	(2.31)	(2.55)	(2.07)

Total distributions to shareholders	(11.22)	(10.57)	(2.36)	(2.72)	(2.07)
Net asset value, end of period	$45.72	$53.23	$50.94	$46.69	$50.23
Total return	11.32%	28.31%	14.96%	(1.54)%	14.69%
Ratios to average net assets (annualized)
Gross expenses	0.90%	0.90%	0.88%	0.88%	0.87%
Net expenses	0.80%	0.80%	0.80%	0.78%	0.75%
Net investment income	0.24%	0.10%	0.25%	0.27%	0.17%
Supplemental data
Portfolio turnover rate	43%	34%	40%	31%	26%
Net assets, end of period (000s omitted)	$896	$2,089	$337	$8,400	$7,205

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Cap Growth Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2019	2018	2017	2016	2015
Net asset value, beginning of period	$53.49	$51.12	$46.82	$50.34	$45.82
Net investment income	0.16 [1]	0.14	0.17	0.22	0.07 [1]
Net realized and unrealized gains (losses) on investments	3.65	12.85	6.52	(0.97)	6.56

Total from investment operations	3.81	12.99	6.69	(0.75)	6.63
Distributions to shareholders from
Net investment income	(0.02)	(0.05)	(0.08)	(0.22)	(0.04)
Net realized gains	(11.22)	(10.57)	(2.31)	(2.55)	(2.07)

Total distributions to shareholders	(11.24)	(10.62)	(2.39)	(2.77)	(2.11)
Net asset value, end of period	$46.06	$53.49	$51.12	$46.82	$50.34
Total return	11.46%	28.51%	15.09%	(1.39)%	14.88%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.75%	0.74%	0.73%	0.72%
Net expenses	0.65%	0.65%	0.65%	0.64%	0.60%
Net investment income	0.35%	0.27%	0.36%	0.39%	0.13%
Supplemental data
Portfolio turnover rate	43%	34%	40%	31%	26%
Net assets, end of period (000s omitted)	$326,990	$327,943	$307,048	$225,805	$117,741

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22  |   Wells Fargo Large Cap Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$52.54	$50.46	$46.32	$49.84	$45.50
Net investment income (loss)	0.02	(0.01)	0.05	0.05	0.05
Net realized and unrealized gains (losses) on investments	3.53	12.66	6.41	(0.94)	6.36

Total from investment operations	3.55	12.65	6.46	(0.89)	6.41
Distributions to shareholders from
Net investment income	0.00	0.00	(0.01)	(0.08)	0.00
Net realized gains	(11.22)	(10.57)	(2.31)	(2.55)	(2.07)

Total distributions to shareholders	(11.22)	(10.57)	(2.32)	(2.63)	(2.07)
Net asset value, end of period	$44.87	$52.54	$50.46	$46.32	$49.84
Total return	11.14%	28.14%	14.75%	(1.71)%	14.48%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.09%	1.08%	1.08%	1.05%
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income (loss)	0.05%	(0.03)%	0.06%	0.12%	0.10%
Supplemental data
Portfolio turnover rate	43%	34%	40%	31%	26%
Net assets, end of period (000s omitted)	$67,158	$79,154	$80,937	$237,577	$262,535

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Cap Growth Fund  |  23

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$53.31	$51.00	$46.74	$50.30	$45.80
Net investment income	0.12 [1]	0.10 [1]	0.12 [1]	0.17 [1]	0.19 [1]
Net realized and unrealized gains (losses) on investments	3.63	12.80	6.51	(0.96)	6.41

Total from investment operations	3.75	12.90	6.63	(0.79)	6.60
Distributions to shareholders from
Net investment income	0.00	(0.02)	(0.06)	(0.22)	(0.03)
Net realized gains	(11.22)	(10.57)	(2.31)	(2.55)	(2.07)

Total distributions to shareholders	(11.22)	(10.59)	(2.37)	(2.77)	(2.10)
Net asset value, end of period	$45.84	$53.31	$51.00	$46.74	$50.30
Total return	11.37%	28.37%	14.98%	(1.49)%	14.82%
Ratios to average net assets (annualized)
Gross expenses	0.85%	0.84%	0.83%	0.83%	0.78%
Net expenses	0.75%	0.75%	0.75%	0.71%	0.65%
Net investment income	0.26%	0.18%	0.27%	0.37%	0.40%
Supplemental data
Portfolio turnover rate	43%	34%	40%	31%	26%
Net assets, end of period (000s omitted)	$80,194	$95,809	$169,836	$316,310	$534,975

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24  |   Wells Fargo Large Cap Growth Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Large Cap Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of

Wells Fargo Large Cap Growth Fund  |  25

Notes to financial statements

securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund will bear the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2019, the aggregate cost of all investments for federal income tax purposes was $534,545,716 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$525,744,062

Gross unrealized losses	(3,428,999)

Net unrealized gains	$522,315,063

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

26  |   Wells Fargo Large Cap Growth Fund

Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$127,050,651	$0	$0	$127,050,651

Consumer discretionary	182,295,254	0	0	182,295,254

Consumer staples	31,385,679	0	0	31,385,679

Energy	4,184,611	0	0	4,184,611

Financials	41,137,545	0	0	41,137,545

Health care	101,541,363	0	0	101,541,363

Industrials	121,267,800	0	0	121,267,800

Information technology	379,346,984	0	0	379,346,984

Materials	19,207,074	0	0	19,207,074

Real estate	4,288,509	0	0	4,288,509

Short-term investments

Investment companies	45,155,309	0	0	45,155,309

Total assets	$1,056,860,779	$0	$0	$1,056,860,779

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended July 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.700%

Next $500 million	0.675

Next $1 billion	0.650

Next $2 billion	0.625

Next $1 billion	0.600

Next $3 billion	0.590

Next $2 billion	0.565

Next $2 billion	0.555

Next $4 billion	0.530

Over $16 billion	0.505

For the year ended July 31, 2019, the management fee was equivalent to an annual rate of 0.69% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of

Wells Fargo Large Cap Growth Fund  |  27

Notes to financial statements

Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.21%

Class R4	0.08

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through November 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.07% for Class A shares, 1.82% for Class C shares, 1.32% for Class R shares, 0.80% for Class R4 shares, 0.65% for Class R6 shares, 0.95% for Administrator Class shares, and 0.75% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2019, Funds Distributor received $2,480 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended July 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2019 were $425,574,794 and $561,765,594, respectively.

28  |   Wells Fargo Large Cap Growth Fund

Notes to financial statements

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred.

As of July 31, 2019, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Bank of America Securities Inc.	$31,707,871	$(31,707,871)	$0

Deutsche Bank Securities Inc.	66,857	(66,857)	0

JPMorgan Securities LLC	1,902,188	(1,902,188)	0

Morgan Stanley & Co. LLC	2,443,492	(2,443,492)	0

Nomura Securities International Inc.	659,974	(659,974)	0

UBS AG	837,811	(837,811)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended July 31, 2019, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2019 and July 31, 2018 were as follows:

	Year ended July 31

	2019	2018

Ordinary income	$137,477	$445,466

Long-term capital gain	215,423,831	201,440,487

As of July 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$884,116	$77,593,192	$522,315,063

Wells Fargo Large Cap Growth Fund  |  29

Notes to financial statements

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended July 31, 2018 were as follows:

	Net investment income	Net realized gains

Class A	$0	$94,299,274

Class C	0	2,995,367

Class R	0	1,226,176

Class R4	0	86,325

Class R6	368,832	60,525,258

Administrator Class	0	12,791,477

Institutional Class	76,634	29,516,610

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invests a concentration of its portfolio in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

30  |   Wells Fargo Large Cap Growth Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Large Cap Growth Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 25, 2019

Wells Fargo Large Cap Growth Fund  |  31

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $215,423,831 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $137,477 of income dividends paid during the fiscal year ended July 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2019, $1,609 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32  |   Wells Fargo Large Cap Growth Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Large Cap Growth Fund  |  33

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

34  |   Wells Fargo Large Cap Growth Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Large Cap Growth Fund  |  35

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Large Cap Growth Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Large Cap Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

36  |   Wells Fargo Large Cap Growth Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than, equal to, or in range of the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell 1000® Growth Index, for the three-, five- and ten-year periods under review, but higher than its benchmark for the one-year period under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe for all periods under review and the index over the one-year time period under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or equal to the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Wells Fargo Large Cap Growth Fund  |  37

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

38  |   Wells Fargo Large Cap Growth Fund

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

405481 09-19

A209/AR209 07-19

Annual Report

July 31, 2019

Wells Fargo

Large Company Value Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Large Company Value Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Large Company Value Fund for the 12-month period that ended July 31, 2019. After the first six months of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally enjoyed a recovery during the final six months amid continued concerns about global economic growth, international trade, geopolitical tensions, and bouts of market volatility. These concerns negatively influenced international equity markets.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 7.99% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 2.27%. The MSCI EM Index (Net)3 slipped 2.18%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 8.08%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 3.74%, the Bloomberg Barclays Municipal Bond Index6 gained 7.31%, and the ICE BofAML U.S. High Yield Index7 added 6.94%.

Entering the fourth quarter of 2018, economic data was encouraging.

Domestic equity investors entered the fourth quarter of 2018 with reasons to be optimistic. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada progressed. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in September 2018, one of four rate increases implemented during the calendar year, a sign of its confidence in the strength of the U.S. economy.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. In September 2018, international investors began to factor a number of disconcerting economic and business data points: lower July manufacturers’ and industrial orders in Germany; falling purchasing manager index numbers for August from the United Kingdom, China, and India; and declining household spending for August in Japan. Taken together, the data fed growing concerns over slowing global growth that unnerved investors.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Large Company Value Fund

Letter to shareholders (unaudited)

Global markets suffered during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008. A partial U.S. government shutdown driven by partisan policy disputes extended into January.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecasted the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, a combination of dovish Fed sentiment and steady, if not spectacular, U.S. economic and business metrics reinforced investors’ confidence. Monthly job creation data and corporate profits, while less consistent than during 2018, were solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth. During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%.

During May 2019, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit caused Prime Minister Theresa May to resign. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

As had been the case during most of 2019 to date, just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs.

President Mario Draghi of the European Central Bank said that if the outlook doesn’t improve, the bank will cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July 2019.

“December’s S&P 500 Index performance was the worst since 1931.”

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Large Company Value Fund  |  3

Letter to shareholders (unaudited)

Later in July 2019, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Despite the accommodative approach of central banks, investors continued to have misgivings about the durability of economic growth globally and a pervasively cautious tone influenced the world’s equity and fixed-income markets.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Large Company Value Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Dennis Bein, CFA®‡

Ryan Brown, CFA®‡

Harindra de Silva, Ph.D., CFA®‡

Average annual total returns (%) as of July 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (WLCAX)	3-31-2008	-4.38	4.57	9.45	1.44	5.82	10.10	0.95	0.84

Class C (WFLVX)	3-31-2008	-0.24	5.04	9.29	0.76	5.04	9.29	1.70	1.59

Class R6 (WTLVX)[3]	4-7-2017	–	–	–	1.92	6.28	10.61	0.52	0.41

Administrator Class (WWIDX)	12-31-2001	–	–	–	1.61	5.98	10.33	0.87	0.76

Institutional Class (WLCIX)	3-31-2008	–	–	–	1.86	6.23	10.59	0.62	0.51

Russell 1000® Value Index[4]	–	–	–	–	5.20	8.01	12.40	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Large Company Value Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2019[5]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through November 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 0.83% for Class A, 1.58% for Class C, 0.40% for Class R6, 0.75% for Administrator Class, and 0.50% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

Historical performance shown for the Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect Class R6 expenses. If these expenses had been included, returns for Class R6 shares would be higher.

[4]	The Russell 1000® Value Index measures the performance of those Russell 1000 companies with lower price/book ratios and lower forecasted growth values. You cannot invest directly in an index.

[5]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of saving and spending. You cannot invest directly in an index.

[7]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[8]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

Wells Fargo Large Company Value Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Russell 1000® Value Index, for the 12-month period that ended July 31, 2019.

∎

The Fund’s underperformance was primarily due to poor selection within health care and real estate. A modest underweight position to information technology (IT) also negatively affected relative performance.

∎	Stock selection within the consumer discretionary and consumer staples sectors helped relative performance. The Fund’s overweight to the communication services sector helped as well.

U.S. stocks delivered strong results during the reporting period.

Markets posted positive returns for the one-year period despite the Russell 1000 Index® returning -13.82% in the fourth quarter of 2018. December’s big sell-off seemed to result from concerns over the government shutdown. December started with an argument between the Federal Reserve (Fed) and the White House over rising interest rates and ended with a confrontation between Congress and the White House over budget issues. Both led to increased market volatility.

Early in the period, the strength of the domestic economy helped move stocks higher. Consumer spending figures were strong, driving overall growth for the economy. Continued growth also helped consumer confidence, with The Conference Board Consumer Confidence Index®6 hitting an 18-year high. In addition, August’s unemployment rate was 3.9%, a low not seen since December 2000.

Fed officials raised the federal funds rate in December 2018 and initially reaffirmed the outlook for further gradual hikes well into 2019. The quarter-point increase in December 2018 boosted the benchmark federal funds rate to 2.50%.

The tone surrounding interest rates changed later in the 12-month period when economic growth slowed. For example, only 20,000 new jobs were added in February 2019. In addition, earnings growth disappointed as the first-quarter earnings growth estimate for the S&P 500 Index7 fell from 2.9% to -3.9%. Consumer spending growth also pulled back as January’s personal spending report showed 0.1% growth and retail sales in February fell 0.2%. As a result, the Fed initially indicated there would be no further interest rate hikes during 2019. In fact, in response to increasing trade tensions and slowing global economic growth, the Fed lowered interest rates after the close of the 12-month period—on July 31, 2019—its first rate cut since 2008.

Ten largest holdings (%) as of July 31, 2019[8]

Berkshire Hathaway Incorporated Class B	4.33

JPMorgan Chase & Company	4.29

Johnson & Johnson	3.95

The Procter & Gamble Company	3.90

Pfizer Incorporated	3.08

Bank of America Corporation	2.46

Verizon Communications Incorporated	2.42

ConocoPhillips	2.33

Altria Group Incorporated	2.22

ONEOK Incorporated	2.22

Detractors included stock selection within health care and real estate and a modest IT underweight.

Positions in Pfizer Incorporated and Mylan N.V.* were large detractors in the health care sector, while positions in CoreCivic Incorporated and Xenia Hotels & Resorts, Incorporated*, were detractors in the real estate sector. By design, the investment process does not take large relative positions to benchmark weights. During the period, a modest underweight position to IT negatively influenced relative results.

Please see footnotes on page 7.

8  |  Wells Fargo Large Company Value Fund

Performance highlights (unaudited)

Sector distribution as of July 31, 2019[9]

Selection within consumer discretionary and consumer staples helped relative performance.

From a sector standpoint, an overweight to the communication services sector contributed to relative performance. Within consumer discretionary, overweight positions to Yum China Holdings, Incorporated, and Carnival Corporation* were top individual contributors to relative performance. Within consumer staples, overweight positions to both The Procter & Gamble Company and PepsiCo, Incorporated, were top contributors to performance.

Going forward, our investment philosophy and process remain the same.

The investment philosophy employed in our value-equity strategy is that security returns are predictable based on common fundamental factors and that market inefficiencies caused by patterns of investor behavior and economic change may be exploited to earn an excess return. The stock selection model uses over 70 fundamental, technical, and proprietary factors to build a diversified portfolio that we believe is well positioned to generate excess returns over a three- to five-year market cycle.

During the period, the portfolio had an overweight position to valuation characteristics that negatively affected results. Specifically, our process was overweight companies with above-average earnings and cash flow relative to price, which hurt as investors deemphasized valuation when selecting securities. An emphasis to companies with above-average quality characteristics, such as strong profit margins and return on equity, helped results because companies with these qualities outperformed during the period.

Our process is based on the fundamental belief that there is persistency in the types of characteristics investors prefer. If this belief holds going forward, we expect the Fund to potentially benefit from being properly positioned toward stocks with characteristics favored by investors over the long term. We continue to focus on companies with above-average quality metrics, such as stocks with strong profit margins and return on assets. In addition, we continue to emphasize stocks with certain attractive valuation characteristics, such as stocks with above-average cash flow-to-price ratios and dividend yields. Finally, we will continue to deemphasize risk, such as companies with above-average volatility of analyst earnings expectations.

Please see footnotes on page 7.

Wells Fargo Large Company Value Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2019 to July 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2019	Ending account value 7-31-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,063.84	$4.25	0.83%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.68	$4.16	0.83%

Class C

Actual	$1,000.00	$1,059.96	$8.07	1.58%

Hypothetical (5% return before expenses)	$1,000.00	$1,016.96	$7.90	1.58%

Class R6

Actual	$1,000.00	$1,066.14	$2.05	0.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.01	0.40%

Administrator Class

Actual	$1,000.00	$1,065.19	$3.84	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	$3.76	0.75%

Institutional Class

Actual	$1,000.00	$1,065.66	$2.56	0.50%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.32	$2.51	0.50%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Large Company Value Fund

Portfolio of investments—July 31, 2019

	Shares	Value
Common Stocks: 98.81%

Communication Services: 10.21%

Diversified Telecommunication Services: 4.15%

AT&T Incorporated	109,070	$3,713,834

Verizon Communications Incorporated	93,534	5,169,624

		8,883,458

Entertainment: 1.58%

Viacom Incorporated Class B	111,078	3,371,217

Interactive Media & Services: 0.98%

Alphabet Incorporated Class A †	656	799,139

IAC Corporation †	5,400	1,290,870

		2,090,009

Media: 3.50%

Charter Communications Incorporated Class A †	11,813	4,552,494

Comcast Corporation Class A	67,868	2,929,862

		7,482,356

Consumer Discretionary: 4.60%

Hotels, Restaurants & Leisure: 3.36%

Aramark	48,159	1,742,874

Boyd Gaming Corporation	36,792	974,620

McDonald’s Corporation	6,131	1,291,924

Yum China Holdings Incorporated	69,604	3,166,982

		7,176,400

Specialty Retail: 0.66%

Lowe’s Companies Incorporated	13,993	1,418,890

Textiles, Apparel & Luxury Goods: 0.58%

Lululemon Athletica Incorporated †	6,502	1,242,467

Consumer Staples: 11.13%

Beverages: 0.95%

PepsiCo Incorporated	15,829	2,023,104

Food & Staples Retailing: 2.06%

Costco Wholesale Corporation	16,003	4,410,907

Food Products: 2.00%

Archer Daniels Midland Company	99,115	4,071,644

Ingredion Incorporated	2,789	215,562

		4,287,206

Household Products: 3.90%

The Procter & Gamble Company	70,667	8,341,533

Tobacco: 2.22%

Altria Group Incorporated	100,791	4,744,232

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Company Value Fund  |  11

Portfolio of investments—July 31, 2019

	Shares	Value
Energy: 6.00%

Oil, Gas & Consumable Fuels: 6.00%

ConocoPhillips	84,175	$4,973,059

CVR Energy Incorporated	9,137	484,901

Marathon Petroleum Corporation	7,610	429,128

ONEOK Incorporated	67,636	4,739,931

Phillips 66	5,738	588,489

The Williams Companies Incorporated	17,782	438,148

Valero Energy Corporation	13,777	1,174,489

		12,828,145

Financials: 19.26%

Banks: 7.91%

Bank of America Corporation	171,699	5,267,725

Bank of N.T. Butterfield & Son Limited	19,569	615,054

Citigroup Incorporated	26,237	1,867,025

JPMorgan Chase & Company	79,109	9,176,644

		16,926,448

Capital Markets: 2.38%

Ameriprise Financial Incorporated	17,693	2,574,508

Bank of New York Mellon Corporation	49,493	2,322,212

BlackRock Incorporated	414	193,620

		5,090,340

Consumer Finance: 2.39%

Ally Financial Incorporated	140,838	4,634,979

Capital One Financial Corporation	5,105	471,804

		5,106,783

Diversified Financial Services: 4.54%

Berkshire Hathaway Incorporated Class B †	45,034	9,251,335

Cannae Holdings Incorporated †	15,618	452,141

		9,703,476

Insurance: 2.04%

Old Republic International Corporation	191,488	4,367,841

Health Care: 16.24%

Biotechnology: 4.30%

Alexion Pharmaceuticals Incorporated †	21,243	2,406,619

Amgen Incorporated	9,753	1,819,715

Arena Pharmaceuticals Incorporated †	41,466	2,599,089

Gilead Sciences Incorporated	36,133	2,367,434

		9,192,857

Health Care Equipment & Supplies: 1.53%

West Pharmaceutical Services Incorporated	23,831	3,271,281

Health Care Providers & Services: 0.46%

Cardinal Health Incorporated	8,562	391,540

Laboratory Corporation of America Holdings †	3,517	589,168

		980,708

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Large Company Value Fund

Portfolio of investments—July 31, 2019

	Shares	Value
Health Care Technology: 1.08%

Veeva Systems Incorporated Class A †	13,957	$2,315,466

Life Sciences Tools & Services: 1.34%

Agilent Technologies Incorporated	41,421	2,875,032

Pharmaceuticals: 7.53%

Johnson & Johnson	64,858	8,445,809

Merck & Company Incorporated	231	19,171

Pfizer Incorporated	169,849	6,596,935

Zoetis Incorporated	9,040	1,038,606

		16,100,521

Industrials: 8.08%

Aerospace & Defense: 0.92%

Huntington Ingalls Industries Incorporated	440	100,452

The Boeing Company	5,497	1,875,466

		1,975,918

Air Freight & Logistics: 1.07%

United Parcel Service Incorporated Class B	19,142	2,286,895

Airlines: 2.39%

SkyWest Incorporated	7,935	481,734

Southwest Airlines Company	89,998	4,637,597

		5,119,331

Commercial Services & Supplies: 1.70%

Republic Services Incorporated	38,023	3,370,739

Waste Management Incorporated	2,179	254,943

		3,625,682

Professional Services: 0.09%

CoStar Group Incorporated †	320	196,928

Road & Rail: 1.91%

Norfolk Southern Corporation	11,447	2,187,751

Union Pacific Corporation	10,493	1,888,215

		4,075,966

Information Technology: 8.83%

Communications Equipment: 1.38%

Cisco Systems Incorporated	53,382	2,957,363

IT Services: 3.51%

DXC Technology Company	20,150	1,123,766

Leidos Holdings Incorporated	6,267	514,521

MasterCard Incorporated Class A	16,293	4,436,095

Paychex Incorporated	10,822	898,767

PayPal Holdings Incorporated †	4,765	526,056

		7,499,205

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Company Value Fund  |  13

Portfolio of investments—July 31, 2019

	Shares	Value
Semiconductors & Semiconductor Equipment: 2.58%

Cabot Microelectronics Corporation	7,432	$904,103

Intel Corporation	54,105	2,735,008

Maxim Integrated Products Incorporated	31,860	1,885,793

		5,524,904

Software: 0.09%

Intuit Incorporated	647	179,420

Technology Hardware, Storage & Peripherals: 1.27%

HP Incorporated	129,190	2,718,158

Materials: 2.65%

Chemicals: 1.01%

The Mosaic Company	86,135	2,169,741

Metals & Mining: 1.64%

Carpenter Technology Corporation	6,501	292,610

Royal Gold Incorporated	28,017	3,206,546

		3,499,156

Real Estate: 5.46%

Equity REITs: 5.46%

CoreCivic Incorporated	169,661	2,879,145

Hannon Armstrong Sustainable	46,092	1,265,225

Mack-Cali Realty Corporation	92,936	2,210,018

Outfront Media Incorporated	96,893	2,633,552

The Geo Group Incorporated	118,978	2,118,998

Ventas Incorporated	8,293	558,036

Weingarten Realty Investors	414	11,555

		11,676,529

Utilities: 6.35%

Electric Utilities: 4.58%

Duke Energy Corporation	38,572	3,344,964

NextEra Energy Incorporated	11,295	2,339,985

Pinnacle West Capital Corporation	45,146	4,118,218

		9,803,167

Multi-Utilities: 1.77%

Ameren Corporation	8,767	663,574

Dominion Energy Incorporated	10,393	772,096

MDU Resources Group Incorporated	88,012	2,353,441

		3,789,111

Total Common Stocks (Cost $192,906,643)		211,328,151

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Large Company Value Fund

Portfolio of investments—July 31, 2019

	Yield	Shares	Value
Short-Term Investments: 0.77%

Investment Companies: 0.77%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.26%	1,645,324	$1,645,324

Total Short-Term Investments (Cost $1,645,324)			1,645,324

Total investments in securities (Cost $194,551,967)	99.58%	212,973,475

Other assets and liabilities, net	0.42	890,123

Total net assets	100.00%	$213,863,598

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Futures Contracts

Description	Number of contracts	Expiration date	Notional cost	Notional value	Unrealized gains	Unrealized losses
Long
S&P 500 E-Mini Index	15	9-20-2019	$2,238,784	$2,236,725	$0	$(2,059)

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	4,171,660	37,345,603	39,871,939	1,645,324	$0	$0	$85,694	$1,645,324	0.77%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Company Value Fund  |  15

Statement of assets and liabilities—July 31, 2019

Assets
Investments in unaffiliated securities, at value (cost $192,906,643)	$211,328,151
Investments in affiliated securities, at value (cost $1,645,324)	1,645,324
Segregated cash for futures contracts	800,000
Receivable for Fund shares sold	5,279
Receivable for dividends	295,700
Prepaid expenses and other assets	88,063

Total assets	214,162,517

Liabilities
Payable for Fund shares redeemed	96,396
Management fee payable	48,100
Shareholder servicing fees payable	45,437
Administration fees payable	37,552
Payable for daily variation margin on open futures contracts	27,500
Professional fees payable	26,587
Trustees’ fees and expenses payable	4,203
Distribution fee payable	696
Accrued expenses and other liabilities	12,448

Total liabilities	298,919

Total net assets	$213,863,598

Net assets consist of
Paid-in capital	$198,351,390
Total distributable earnings	15,512,208

Total net assets	$213,863,598

Computation of net asset value and offering price per share
Net assets – Class A	$196,075,401
Shares outstanding – Class A1	15,170,282
Net asset value per share – Class A	$12.92
Maximum offering price per share – Class A2	$13.71
Net assets – Class C	$966,019
Shares outstanding – Class C1	72,412
Net asset value per share – Class C	$13.34
Net assets – Class R6	$20,199
Shares outstanding – Class R6[1]	1,549
Net asset value per share – Class R6	$13.04
Net assets – Administrator Class	$13,854,194
Shares outstanding – Administrator Class[1]	1,061,091
Net asset value per share – Administrator Class	$13.06
Net assets – Institutional Class	$2,947,785
Shares outstanding – Institutional Class[1]	226,045
Net asset value per share – Institutional Class	$13.04

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Large Company Value Fund

Statement of operations—year ended July 31, 2019

Investment income
Dividends (net of foreign withholding taxes of $25)	$5,949,692
Income from affiliated securities	85,694

Total investment income	6,035,386

Expenses
Management fee	904,480
Administration fees
Class A	418,196
Class C	3,988
Class R6	7
Administrator Class	20,232
Institutional Class	12,345
Shareholder servicing fees
Class A	497,852
Class C	4,748
Administrator Class	38,909
Distribution fee
Class C	14,226
Custody and accounting fees	21,999
Professional fees	40,420
Registration fees	80,001
Shareholder report expenses	59,999
Trustees’ fees and expenses	21,999
Interest expense	549
Other fees and expenses	13,365

Total expenses	2,153,315
Less: Fee waivers and/or expense reimbursements	(305,607)

Net expenses	1,847,708

Net investment income	4,187,678

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	(2,051,486)
Futures contracts	274,927

Net realized losses on investments	(1,776,559)

Net change in unrealized gains (losses) on
Unaffiliated securities	(1,118,834)
Futures contracts	(100,670)

Net change in unrealized gains (losses) on investments	(1,219,504)

Net realized and unrealized gains (losses) on investments	(2,996,063)

Net increase in net assets resulting from operations	$1,191,615

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Company Value Fund  |  17

Statement of changes in net assets

	Year ended July 31, 2019		Year ended July 31, 2018[1]

Operations
Net investment income		$4,187,678		$3,343,736
Net realized gains (losses) on investments		(1,776,559)		26,456,759
Net change in unrealized gains (losses) on investments		(1,219,504)		(6,608,842)

Net increase in net assets resulting from operations		1,191,615		23,191,653

Distributions to shareholders from net investment income and net realized gains
Class A		(23,627,979)		(46,029,469)
Class C		(266,385)		(659,195)
Class R6		(2,636)		(6,656)
Administrator Class		(1,888,886)		(3,673,062)
Institutional Class		(1,871,851)		(3,556,512)

Total distributions to shareholders		(27,657,737)		(53,924,894)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	328,569	4,172,689	243,128	3,569,805
Class C	6,704	85,717	4,796	75,911
Class R6	0	0	297	5,000
Administrator Class	14,518	189,634	26,318	380,870
Institutional Class	68,756	908,749	128,944	1,889,629

		5,356,789		5,921,215

Reinvestment of distributions
Class A	1,878,949	23,010,284	3,111,809	44,581,220
Class C	19,913	248,892	42,242	618,917
Class R6	0	0	72	1,037
Administrator Class	150,186	1,857,902	250,317	3,619,530
Institutional Class	39,382	487,708	203,584	2,943,466

		25,604,786		51,764,170

Payment for shares redeemed
Class A	(1,858,015)	(24,202,649)	(1,908,557)	(28,835,984)
Class C	(151,734)	(1,973,099)	(48,634)	(725,165)
Class R6	0	0	(369)	(5,292)
Administrator Class	(251,379)	(3,187,791)	(227,193)	(3,486,080)
Institutional Class	(1,090,005)	(12,813,608)	(104,675)	(1,560,195)

		(42,177,147)		(34,612,716)

Net increase (decrease) in net assets resulting from capital share transactions		(11,215,572)		23,072,669

Total decrease in net assets		(37,681,694)		(7,660,572)

Net assets
Beginning of period		251,545,292		259,205,864

End of period		$213,863,598		$251,545,292

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Undistributed net investment income at July 31, 2018 was $792,952. The disaggregated distributions information for the year ended July 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Large Company Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$14.46	$16.54	$14.58	$16.10	$16.82
Net investment income	0.24	0.19	0.14	0.17	0.13 [1]
Net realized and unrealized gains (losses) on investments	(0.15)	1.29	1.93	(0.41)	0.78

Total from investment operations	0.09	1.48	2.07	(0.24)	0.91
Distributions to shareholders from
Net investment income	(0.25)	(0.18)	(0.11)	(0.16)	(0.13)
Net realized gains	(1.38)	(3.38)	0.00	(1.12)	(1.50)

Total distributions to shareholders	(1.63)	(3.56)	(0.11)	(1.28)	(1.63)
Net asset value, end of period	$12.92	$14.46	$16.54	$14.58	$16.10
Total return[2]	1.44%	9.39%	14.24%	(0.98)%	5.72%
Ratios to average net assets (annualized)
Gross expenses	0.97%	0.94%	1.09%	1.24%	1.27%
Net expenses	0.83%	0.83%	0.96%	1.10%	1.10%
Net investment income	1.84%	1.28%	0.91%	1.19%	0.76%
Supplemental data
Portfolio turnover rate	221%	258%	221%	50%	71%
Net assets, end of period (000s omitted)	$196,075	$214,247	$221,207	$218,922	$104,453

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Company Value Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$14.81	$16.86	$14.90	$16.41	$17.12
Net investment income	0.16 [1]	0.08	0.03 [1]	0.06	0.00 [2]
Net realized and unrealized gains (losses) on investments	(0.15)	1.30	1.96	(0.40)	0.80

Total from investment operations	0.01	1.38	1.99	(0.34)	0.80
Distributions to shareholders from
Net investment income	(0.10)	(0.05)	(0.03)	(0.05)	(0.01)
Net realized gains	(1.38)	(3.38)	0.00	(1.12)	(1.50)

Total distributions to shareholders	(1.48)	(3.43)	(0.03)	(1.17)	(1.51)
Net asset value, end of period	$13.34	$14.81	$16.86	$14.90	$16.41
Total return[3]	0.76%	8.49%	13.40%	(1.68)%	4.92%
Ratios to average net assets (annualized)
Gross expenses	1.71%	1.69%	1.84%	1.99%	2.02%
Net expenses	1.58%	1.58%	1.72%	1.85%	1.85%
Net investment income	1.15%	0.55%	0.16%	0.44%	0.01%
Supplemental data
Portfolio turnover rate	221%	258%	221%	50%	71%
Net assets, end of period (000s omitted)	$966	$2,926	$3,356	$3,674	$4,488

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Large Company Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2019	2018	2017[1]
Net asset value, beginning of period	$14.59	$16.66	$16.14
Net investment income	0.30	0.26	0.03 [2]
Net realized and unrealized gains (losses) on investments	(0.14)	1.30	0.49

Total from investment operations	0.16	1.56	0.52
Distributions to shareholders from
Net investment income	(0.33)	(0.25)	0.00
Net realized gains	(1.38)	(3.38)	0.00

Total distributions to shareholders	(1.71)	(3.63)	0.00
Net asset value, end of period	$13.04	$14.59	$16.66
Total return[3]	1.92%	9.88%	3.22%
Ratios to average net assets (annualized)
Gross expenses	0.55%	0.51%	0.49%
Net expenses	0.40%	0.40%	0.40%
Net investment income	2.26%	1.73%	0.52%
Supplemental data
Portfolio turnover rate	221%	258%	221%
Net assets, end of period (000s omitted)	$20	$23	$26

[1]	For the period from April 7, 2017 (commencement of class operations) to July 31, 2017

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Company Value Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$14.59	$16.66	$14.68	$16.20	$16.93
Net investment income	0.26	0.20	0. 16 [1]	0.20	0.17
Net realized and unrealized gains (losses) on investments	(0.14)	1.30	1.94	(0.41)	0.78

Total from investment operations	0.12	1.50	2.10	(0.21)	0.95
Distributions to shareholders from
Net investment income	(0.27)	(0.19)	(0.12)	(0.19)	(0.18)
Net realized gains	(1.38)	(3.38)	0.00	(1.12)	(1.50)

Total distributions to shareholders	(1.65)	(3.57)	(0.12)	(1.31)	(1.68)
Net asset value, end of period	$13.06	$14.59	$16.66	$14.68	$16.20
Total return	1.61%	9.44%	14.35%	(0.79)%	5.95%
Ratios to average net assets (annualized)
Gross expenses	0.89%	0.86%	1.01%	1.16%	1.12%
Net expenses	0.75%	0.75%	0.87%	0.93%	0.85%
Net investment income	1.93%	1.37%	1.01%	1.35%	1.01%
Supplemental data
Portfolio turnover rate	221%	258%	221%	50%	71%
Net assets, end of period (000s omitted)	$13,854	$16,744	$18,296	$24,164	$30,177

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Large Company Value Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$14.58	$16.65	$14.66	$16.17	$16.91
Net investment income	0.29 [1]	0.24	0.19 [1]	0.21 [1]	0.20 [1]
Net realized and unrealized gains (losses) on investments	(0.14)	1.30	1.94	(0.38)	0.78

Total from investment operations	0.15	1.54	2.13	(0.17)	0.98
Distributions to shareholders from
Net investment income	(0.31)	(0.23)	(0.14)	(0.22)	(0.22)
Net realized gains	(1.38)	(3.38)	0.00	(1.12)	(1.50)

Total distributions to shareholders	(1.69)	(3.61)	(0.14)	(1.34)	(1.72)
Net asset value, end of period	$13.04	$14.58	$16.65	$14.66	$16.17
Total return	1.86%	9.77%	14.61%	(0.54)%	6.14%
Ratios to average net assets (annualized)
Gross expenses	0.63%	0.62%	0.74%	0.91%	0.85%
Net expenses	0.50%	0.50%	0.61%	0.74%	0.65%
Net investment income	2.14%	1.60%	1.21%	1.52%	1.23%
Supplemental data
Portfolio turnover rate	221%	258%	221%	50%	71%
Net assets, end of period (000s omitted)	$2,948	$17,606	$16,321	$9,343	$1,483

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Large Company Value Fund  |  23

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Large Company Value Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures contracts that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Futures contracts

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific amount of a commodity, financial instrument or currency at a specified price and on a specified date. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and is subject to equity price risk. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange. With futures contracts, there is minimal counterparty risk to the Fund since futures contracts are exchange traded and the exchange’s clearinghouse, as the counterparty to all exchange traded futures, guarantees the futures contracts against default.

24  |  Wells Fargo Large Company Value Fund

Notes to financial statements

Upon entering into a futures contracts, the Fund is required to deposit either cash or securities (initial margin) with the broker in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are paid to or from the broker each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains or losses and, if any, shown as variation margin receivable (payable) in the Statement of Assets and Liabilities. Should the Fund fail to make requested variation margin payments, the broker can gain access to the initial margin to satisfy the Fund’s payment obligations. When the contracts are closed, a realized gain or loss is recorded in the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date and paid from net investment income quarterly and any net realized gains are paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2019, the aggregate cost of all investments for federal income tax purposes was $195,533,541 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$22,042,445

Gross unrealized losses	(4,604,570)

Net unrealized gains	$17,437,875

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At July 31, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$47,830	$(47,830)

As of July 31, 2019, the Fund had current year net deferred post-October capital losses consisting of $2,430,946 in short-term losses which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Wells Fargo Large Company Value Fund  |  25

Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$21,827,040	$0	$0	$21,827,040

Consumer discretionary	9,837,757	0	0	9,837,757

Consumer staples	23,806,982	0	0	23,806,982

Energy	12,828,145	0	0	12,828,145

Financials	41,194,888	0	0	41,194,888

Health care	34,735,865	0	0	34,735,865

Industrials	17,280,720	0	0	17,280,720

Information technology	18,879,050	0	0	18,879,050

Materials	5,668,897	0	0	5,668,897

Real estate	11,676,529	0	0	11,676,529

Utilities	13,592,278	0	0	13,592,278

Short-term investments

Investment companies	1,645,324	0	0	1,645,324

Total assets	$212,973,475	$0	$0	$212,973,475

Liabilities

Futures contracts	$2,059	$0	$0	$2,059

Total liabilities	$2,059	$0	$0	$2,059

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

Futures contracts are reported at their cumulative unrealized gains (losses) at measurement date as reported in the table following the Portfolio of Investments. For futures contracts the current day’s variation margin is reported on the Statement of Assets and Liabilities. All other assets and liabilities are reported at their market value at measurement date.

For the year ended July 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and

26  |  Wells Fargo Large Company Value Fund

Notes to financial statements

strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $1 billion	0.400%

Next $4 billion	0.375

Next $5 billion	0.340

Over $10 billion	0.330

For the year ended July 31, 2019, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“Wells Cap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.25% and declining to 0.15% as the average daily net assets of the Fund increase. Prior to November 1, 2018, Analytic Investors, LLC served as the subadviser and received an annual fee from Funds Management at the same rates. On November 1, 2018, Analytic Investors, LLC was consolidated into WellsCap.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through November 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.83% for Class A shares, 1.58% for Class C shares, 0.40% for Class R6 shares, 0.75% for Administrator Class shares and 0.50% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2019, Funds Distributor received $1,599 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended July 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Wells Fargo Large Company Value Fund  |  27

Notes to financial statements

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2019 were $491,579,600 and $523,159,216, respectively.

6. DERIVATIVE TRANSACTIONS

During the year ended July 31, 2019, the Fund entered into futures contracts to gain market exposure. The Fund had an average notional amount of $4,748,998 in long futures contracts during the year ended July 31, 2019.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the corresponding financial statement captions.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

During the year ended July 31, 2019, the Fund had average borrowings outstanding of $14,718 at an average rate of 3.73% and paid interest in the amount of $549.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2019 and July 31, 2018 were as follows:

	Year ended July 31

	2019	2018

Ordinary income	$21,161,855	$6,104,081

Long-term capital gain	6,495,882	47,820,813

As of July 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Post-October capital losses deferred

$516,275	$17,437,875	$(2,430,946)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended July 31, 2018 were as follows:

	Net investment income	Net realized gains

Class A	$2,599,881	$43,429,588

Class C	11,926	647,269

Class R6	420	6,236

Administrator Class	218,142	3,454,920

Institutional Class	253,844	3,302,668

28  |  Wells Fargo Large Company Value Fund

Notes to financial statements

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Wells Fargo Large Company Value Fund  |  29

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Large Company Value Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian, transfer agent and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 25, 2019

30  |  Wells Fargo Large Company Value Fund

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 34.33% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $6,495,882 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $7,183,269 of income dividends paid during the fiscal year ended July 31, 2019, has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2019, $67,582 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended July 31, 2019, $16,686,503 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Wells Fargo Large Company Value Fund  |  31

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

32  |  Wells Fargo Large Company Value Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Large Company Value Fund  |  33

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

34  |  Wells Fargo Large Company Value Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Large Company Value Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Large Company Value Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Large Company Value Fund  |  35

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was lower than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell 1000® Value Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note that the Sub-Adviser began serving as sub-adviser to the Fund as of February 1, 2017, and that investment performance information for the Fund for periods prior to February 1, 2017 does not reflect the investment performance of the Sub-Adviser or changes to its investment strategy that became effective on February 1, 2017.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

36  |  Wells Fargo Large Company Value Fund

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Large Company Value Fund  |  37

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

405482 09-19

A210/AR210 07-19

Annual Report

July 31, 2019

Wells Fargo

Low Volatility U.S. Equity Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Low Volatility U.S. Equity Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Low Volatility U.S. Equity Fund for the 12-month period that ended July 31, 2019. After the first six months of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally enjoyed a recovery during the final six months amid continued concerns about global economic growth, international trade, geopolitical tensions, and bouts of market volatility. These concerns negatively influenced international equity markets.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 7.99% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 2.27%. The MSCI EM Index (Net)3 slipped 2.18%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 8.08%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 3.74%, the Bloomberg Barclays Municipal Bond Index6 gained 7.31%, and the ICE BofAML U.S. High Yield Index7 added 6.94%.

Entering the fourth quarter of 2018, economic data was encouraging.

Domestic equity investors entered the fourth quarter of 2018 with reasons to be optimistic. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada progressed. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in September 2018, one of four rate increases implemented during the calendar year, a sign of its confidence in the strength of the U.S. economy.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. In September 2018, international investors began to factor a number of disconcerting economic and business data points: lower July manufacturers’ and industrial orders in Germany; falling purchasing manager index numbers for August from the United Kingdom, China, and India; and declining household spending for August in Japan. Taken together, the data fed growing concerns over slowing global growth that unnerved investors.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Low Volatility U.S. Equity Fund

Letter to shareholders (unaudited)

Global markets suffered during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008. A partial U.S. government shutdown driven by partisan policy disputes extended into January.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecasted the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, a combination of dovish Fed sentiment and steady, if not spectacular, U.S. economic and business metrics reinforced investors’ confidence. Monthly job creation data and corporate profits, while less consistent than during 2018, were solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth. During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%.

During May 2019, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit caused Prime Minister Theresa May to resign. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

As had been the case during most of 2019 to date, just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs.

President Mario Draghi of the European Central Bank said that if the outlook doesn’t improve, the bank will cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July 2019.

“December’s S&P 500 Index performance was the worst since 1931.”

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Low Volatility U.S. Equity Fund  |  3

Letter to shareholders (unaudited)

Later in July 2019, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Despite the accommodative approach of central banks, investors continued to have misgivings about the durability of economic growth globally and a pervasively cautious tone influenced the world’s equity and fixed-income markets.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Low Volatility U.S. Equity Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Dennis Bein, CFA®‡

Ryan Brown, CFA®‡

Harindra de Silva, Ph.D., CFA®‡

Average annual total returns (%) as of July 31, 2019

		Including sales charge		Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	Since inception	1 year	Since inception		Gross	Net[2]

Class A (WLVLX)	10-31-2016	6.34	9.17	12.87	11.55		1.56	0.74

Class C (WLVKX)	10-31-2016	11.15	10.74	12.15	10.74		2.31	1.49

Class R6 (WLVJX)	10-31-2016	–	–	13.39	12.03		1.13	0.31

Administrator Class (WLVDX)	10-31-2016	–	–	13.00	11.63		1.48	0.66

Institutional Class (WLVOX)	10-31-2016	–	–	13.28	11.93		1.23	0.41

Russell 1000® Index[3]	–	–	–	8.00	15.36	*	–	–

*	Return is based on inception of the Fund.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Low Volatility U.S. Equity Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2019[4]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through November 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 0.73% for Class A, 1.48% for Class C, 0.30% for Class R6, 0.65% for Administrator Class, and 0.40% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]

The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[4]

The chart compares the performance of Class A shares since inception with the Russell 1000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[5]

The Conference Board Consumer Confidence Index® measures the degree of optimism on the state of the U.S. economy that consumers are expressing through their activities of saving and spending. You cannot invest directly in an index.

[6]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Low Volatility U.S. Equity Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 1000® Index, for the 12-month period that ended July 31, 2019.

∎

Primary contributors to Fund performance during the reporting period included our focus on lower-risk/lower-beta stocks, which outperformed both high-risk stocks and the index during the period. Beta is a measure of a stock’s volatility relative to general market movements. Lower-beta stocks tend to deliver lower variation in returns compared with the overall market. In addition, an underweight position to the high-risk energy sector helped relative results.

∎	An underweight position to information technology was a detractor as this sector posted strong returns during the period.

U.S. stocks delivered strong results during the reporting period.

Markets posted positive returns for the one-year period despite the Russell 1000® Index returning -13.82% in the fourth quarter of 2018. December’s big sell-off seemed to result from concerns over the government shutdown. December started with an argument between the Federal Reserve (Fed) and the White House over rising interest rates and ended with a confrontation between Congress and the White House over budget issues. Both led to increased market volatility.

Early in the period, the strength of the domestic economy helped move stocks higher. Consumer spending figures were strong, driving overall growth for the economy. Continued growth also helped consumer confidence, with The Conference Board Consumer Confidence Index®5 hitting an 18-year high. In addition, August’s unemployment rate was 3.9%, a low not seen since December 2000.

Fed officials raised the federal funds rate in December 2018, and initially reaffirmed the outlook for further gradual hikes well into 2019. The quarter-point increase in December 2018 boosted the benchmark federal funds rate to 2.50%.

The tone surrounding interest rates changed later in the 12-month period when economic growth slowed. For example, only 20,000 new jobs were added in February. In addition, earnings growth disappointed as the first-quarter earnings growth estimate for the S&P 500 Index6 fell from 2.9% to -3.9%. Consumer spending growth also pulled back as January’s personal spending report showed 0.1% growth and retail sales in February fell 0.2%. As a result, the Fed initially indicated there would be no further interest rate hikes during 2019. In fact, in response to increasing trade tensions and slowing global economic growth, the Fed lowered interest rates after the close of the 12-month period—on July 31, 2019—its first rate cut since 2008.

Ten largest holdings (%) as of July 31, 2019[7]

Republic Services Incorporated	2.51

The Coca-Cola Company	2.49

Waste Management Incorporated	2.49

The Hershey Company	2.39

The Procter & Gamble Company	2.30

Paychex Incorporated	2.26

CME Group Incorporated	2.23

Booz Allen Hamilton Holding Corporation	2.22

Royal Gold Incorporated	2.13

PepsiCo Incorporated	2.09

Our emphases on risk management and high-quality stocks proved favorable during the reporting period.

Lack of exposure to the energy sector helped the Fund’s relative performance. The Fund lacks exposure primarily because this sector has exhibited considerably higher relative volatility in recent years. In addition, overweight position to the lower-risk utilities and consumer discretionary and staples sectors also helped relative returns.

Stock selection was strong in the majority of sectors, led by financials, where an overweight position to MarketAxess Holdings, Incorporated, was a top contributor to relative performance. Security selection was also strong within consumer staples, where overweight positions to The Hershey Company and The Procter & Gamble Company proved beneficial. Furthermore, stock selection was strong within industrials where an overweight position to Waste Management, Incorporated, helped. Within utilities, an overweight position to NextEra Energy, Incorporated, helped relative returns during the period.

Lower-risk/lower-beta stocks outperformed both high-risk stocks and the index during the period. For example, stocks within the lowest-risk quintile returned 15.70%, whereas stocks within the highest-risk quintile returned 6.07%. As a result, a significant overweight to the low-risk quintile and a significant underweight to the highest-risk quintile helped results.

Please see footnotes on page 7.

8  |  Wells Fargo Low Volatility U.S. Equity Fund

Performance highlights (unaudited)

Sector distribution as of July 31, 2019[8]

The Fund seeks to have less volatility than the overall stock market.

Our investment process focuses primarily on volatility reduction. We seek to maintain a standard deviation (variation between highest and lowest returns) that is 20% to 30% less than that of the index while delivering a similar or higher level of return over a full market cycle. Using our fundamental and statistical risk models, we construct the portfolio by quantitatively identifying companies that possess lower forecasted risks.

Due to our low-volatility emphasis, sector weights within the Fund tend to deviate meaningfully from those of the benchmark. During the period, the Fund held underweights to sectors that generally exhibited higher betas, such as energy, and overweight positions to consumer staples and utilities, sectors that are considered defensive in nature.

Going forward, we will continue to favor low-beta stocks as they serve the Fund’s goal: to reduce volatility.

Using our fundamental and statistical risk models, we will quantitatively identify companies with lower forecasted risks. In addition, we will use our comprehensive alpha-prediction model when selecting lower-risk stocks. Alpha measures the excess return of an investment vehicle, such as a mutual fund, relative to the return of its index. Our process quantitatively forecasts returns using over 70 fundamental, technical, and proprietary factors, also known as alpha signals. As a result, our process not only assesses investment opportunities from a risk perspective but also from an alpha standpoint. We believe this increases the likelihood that over a full market cycle, the Fund may provide investors with lower overall portfolio risk relative to the index while delivering a similar or higher level of return.

Please see footnotes on page 7.

Wells Fargo Low Volatility U.S. Equity Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2019 to July 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2019	Ending account value 7-31-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,147.06	$3.89	0.73%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.17	$3.66	0.73%

Class C

Actual	$1,000.00	$1,142.72	$7.86	1.48%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.46	$7.40	1.48%

Class R6

Actual	$1,000.00	$1,148.96	$1.60	0.30%

Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	$1.50	0.30%

Administrator Class

Actual	$1,000.00	$1,147.20	$3.46	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%

Institutional Class

Actual	$1,000.00	$1,148.96	$2.13	0.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.01	0.40%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Low Volatility U.S. Equity Fund

Portfolio of investments—July 31, 2019

	Shares	Value
Common Stocks: 97.14%

Communication Services: 8.18%

Entertainment: 4.35%

Cinemark Holdings Incorporated	18,704	$746,664

The Madison Square Garden Company Class A †	1,857	538,604

The Walt Disney Company	2,083	297,890

Zynga Incorporated Class A †	22,481	143,429

		1,726,587

Interactive Media & Services: 0.58%

IAC Corporation †	961	229,727

Media: 3.25%

Cable One Incorporated	617	750,766

John Wiley & Sons Incorporated Class A	798	36,317

Omnicom Group Incorporated	6,313	506,429

		1,293,512

Consumer Discretionary: 7.62%

Diversified Consumer Services: 1.67%

Bright Horizons Family Solutions Incorporated †	466	70,865

Graham Holdings Company Class B	77	57,190

H&R Block Incorporated	19,369	536,328

		664,383

Hotels, Restaurants & Leisure: 0.39%

Darden Restaurants Incorporated	1	122

Six Flags Entertainment Corporation	2,886	152,467

		152,589

Household Durables: 0.99%

NVR Incorporated †	118	394,608

Internet & Direct Marketing Retail: 2.64%

Booking Holdings Incorporated †	300	565,983

eBay Incorporated	11,715	482,541

		1,048,524

Specialty Retail: 1.57%

ULTA Beauty Incorporated †	1,789	624,808

Textiles, Apparel & Luxury Goods: 0.36%

lululemon athletica Incorporated †	742	141,789

Consumer Staples: 19.51%

Beverages: 4.58%

PepsiCo Incorporated	6,485	828,848

The Coca-Cola Company	18,823	990,654

		1,819,502

The accompanying notes are an integral part of these financial statements.

Wells Fargo Low Volatility U.S. Equity Fund  |  11

Portfolio of investments—July 31, 2019

	Shares	Value
Food & Staples Retailing: 3.61%

Costco Wholesale Corporation	2,525	$695,966

Sysco Corporation	10,725	735,413

		1,431,379

Food Products: 4.61%

Flowers Foods Incorporated	13,327	315,850

Lamb Weston Holdings Incorporated	7,725	518,502

The Hershey Company	6,266	950,803

Tyson Foods Incorporated Class A	561	44,599

		1,829,754

Household Products: 4.54%

Colgate-Palmolive Company	6,020	431,875

The Clorox Company	2,823	459,020

The Procter & Gamble Company	7,741	913,748

		1,804,643

Tobacco: 2.17%

Altria Group Incorporated	7,222	339,939

Philip Morris International Incorporated	6,249	522,479

		862,418

Energy: 0.41%

Energy Equipment & Services: 0.22%

Baker Hughes Incorporated	3,465	87,976

Oil, Gas & Consumable Fuels: 0.19%

ConocoPhillips	1,276	75,386

Financials: 14.07%

Capital Markets: 7.16%

CBOE Holdings Incorporated	6,337	692,697

CME Group Incorporated	4,563	887,138

FactSet Research Systems Incorporated	1,042	288,946

Intercontinental Exchange Incorporated	1,732	152,173

Janus Henderson Group plc	1,277	25,629

MarketAxess Holdings Incorporated	1,977	666,328

Morningstar Incorporated	687	104,410

Virtu Financial Incorporated Class A	1,174	25,452

		2,842,773

Insurance: 4.24%

American Financial Group Incorporated	5,506	563,704

American National Insurance Company	379	45,867

Arch Capital Group Limited †	6,753	261,273

Mercury General Corporation	3,451	195,706

Old Republic International Corporation	10,458	238,547

The Progressive Corporation	4,667	377,934

		1,683,031

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Low Volatility U.S. Equity Fund

Portfolio of investments—July 31, 2019

	Shares	Value
Mortgage REITs: 2.67%

AGNC Investment Corporation	15,735	$269,698

Annaly Capital Management Incorporated	20,527	196,033

Chimera Investment Corporation	643	12,397

MFA Financial Incorporated	55,154	396,006

Starwood Property Trust Incorporated	8,023	186,374

		1,060,508

Health Care: 2.93%

Health Care Equipment & Supplies: 1.11%

Varian Medical Systems Incorporated †	1,189	139,553

West Pharmaceutical Services Incorporated	2,197	301,582

		441,135

Health Care Providers & Services: 0.34%

Anthem Incorporated	252	74,242

Chemed Corporation	153	62,025

		136,267

Life Sciences Tools & Services: 1.43%

Bio-Rad Laboratories Incorporated Class A †	1,803	567,765

Pharmaceuticals: 0.05%

Merck & Company Incorporated	229	19,005

Industrials: 13.11%

Aerospace & Defense: 5.03%

BWX Technologies Incorporated	4,481	241,571

Curtiss-Wright Corporation	1,305	165,617

Huntington Ingalls Industries Incorporated	1,270	289,941

Lockheed Martin Corporation	2,007	726,875

Raytheon Company	3,136	571,661

		1,995,665

Air Freight & Logistics: 0.85%

Expeditors International of Washington Incorporated	4,435	338,612

Commercial Services & Supplies: 5.02%

ADT Incorporated	1,638	10,401

Republic Services Incorporated	11,239	996,337

Waste Management Incorporated	8,445	988,065

		1,994,803

Industrial Conglomerates: 0.75%

Honeywell International Incorporated	1,720	296,631

Machinery: 1.34%

The Toro Company	7,327	533,552

Road & Rail: 0.12%

Schneider National Incorporated Class B	2,344	45,239

The accompanying notes are an integral part of these financial statements.

Wells Fargo Low Volatility U.S. Equity Fund  |  13

Portfolio of investments—July 31, 2019

	Shares	Value
Information Technology: 16.07%

Communications Equipment: 1.29%

Motorola Solutions Incorporated	3,081	$511,323

Electronic Equipment, Instruments & Components: 1.95%

CDW Corporation of Delaware	1,366	161,407

FLIR Systems Incorporated	2,974	147,689

National Instruments Corporation	11,172	466,543

		775,639

IT Services: 9.92%

Amdocs Limited	12,802	819,200

Automatic Data Processing Incorporated	3,728	620,787

Booz Allen Hamilton Holding Corporation	12,809	880,619

Genpact Limited	16,448	652,657

Jack Henry & Associates Incorporated	514	71,806

Paychex Incorporated	10,796	896,608

		3,941,677

Semiconductors & Semiconductor Equipment: 0.56%

Maxim Integrated Products Incorporated	3,725	220,483

Software: 2.35%

Cadence Design Systems Incorporated †	3,890	287,510

CDK Global Incorporated	8,550	443,488

Citrix Systems Incorporated	562	52,963

Symantec Corporation	487	10,500

Synopsys Incorporated †	450	59,742

Teradata Corporation †	2,142	78,440

		932,643

Materials: 4.51%

Chemicals: 0.37%

Valvoline Incorporated	7,382	149,043

Containers & Packaging: 0.84%

Ardagh Group SA	1,941	32,279

Sonoco Products Company	5,008	300,630

		332,909

Metals & Mining: 3.30%

Newmont Goldcorp Corporation	12,726	464,753

Royal Gold Incorporated	7,375	844,069

		1,308,822

Real Estate: 2.17%

Equity REITs: 2.17%

Apple Hospitality REIT Incorporated	11,977	188,159

Equity Commonwealth	5	168

VICI Properties Incorporated	31,488	671,954

		860,281

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Low Volatility U.S. Equity Fund

Portfolio of investments—July 31, 2019

		Shares	Value
Utilities: 8.56%

Electric Utilities: 5.78%

American Electric Power Company Incorporated		2,997	$263,167

Hawaiian Electric Industries Incorporated		8,736	391,373

NextEra Energy Incorporated		3,495	724,059

Pinnacle West Capital Corporation		7,372	672,474

Xcel Energy Incorporated		4,132	246,308

			2,297,381

Multi-Utilities: 2.78%

Ameren Corporation		1,347	101,954

CenterPoint Energy Incorporated		3,079	89,322

CMS Energy Corporation		8,189	476,764

Dominion Energy Incorporated		482	35,808

DTE Energy Company		3,144	399,634

			1,103,482

Total Common Stocks (Cost $33,070,968)			38,576,254

	Yield
Short-Term Investments: 2.90%

Investment Companies: 2.90%

Wells Fargo Government Money Market Fund Select Class (I)(u)	2.26%	1,153,395	1,153,395

Total Short-Term Investments (Cost $1,153,395)			1,153,395

Total investments in securities (Cost $34,224,363)	100.04%	39,729,649

Other assets and liabilities, net	(0.04)	(15,394)

Total net assets	100.00%	$39,714,255

†	Non-income-earning security

(I)	The issue of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real state investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities	Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Wells Fargo Government Money Market Fund Select Class	922,225	8,045,325	7,814,155	1,153,395	$0	$0	$21,366	$1,153,395	2.90%

The accompanying notes are an integral part of these financial statements.

Wells Fargo Low Volatility U.S. Equity Fund  |  15

Statement of assets and liabilities—July 31, 2019

Assets
Investments in unaffiliated securities, at value (cost $33,070,968)	$38,576,254
Investments in affiliated securities, at value (cost $1,153,395)	1,153,395
Receivable for Fund shares sold	13,775
Receivable for dividends	31,943
Receivable from manager	10,872
Prepaid expenses and other assets	17,131

Total assets	39,803,370

Liabilities
Professional fees payable	44,690
Shareholder report expenses payable	23,404
Custodian and accounting fees payable	10,261
Administration fees payable	4,409
Trustees’ fees and expenses payable	4,318
Payable for Fund shares redeemed	1,500
Distribution fee payable	123
Accrued expenses and other liabilities	410

Total liabilities	89,115

Total net assets	$39,714,255

Net assets consist of
Paid-in capital	$33,488,336
Total distributable earnings	6,225,919

Total net assets	$39,714,255

Computation of net asset value and offering price per share
Net assets – Class A	$1,538,915
Shares outstanding – Class A1	127,275
Net asset value per share – Class A	$12.09
Maximum offering price per share – Class A2	$12.83
Net assets – Class C	$304,514
Shares outstanding – Class C1	25,363
Net asset value per share – Class C	$12.01
Net assets – Class R6	$1,216,795
Shares outstanding – Class R6[1]	100,480
Net asset value per share – Class R6	$12.11
Net assets – Administrator Class	$121,339
Shares outstanding – Administrator Class[1]	10,042
Net asset value per share – Administrator Class	$12.08
Net assets – Institutional Class	$36,532,692
Shares outstanding – Institutional Class[1]	3,017,333
Net asset value per share – Institutional Class	$12.11

¹	The Fund has an unlimited number of authorized shares.

²	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Low Volatility U.S. Equity Fund

Statement of operations—year ended July 31, 2019

Investment income
Dividends (net of foreign withholding taxes of $406)	$943,694
Income from affiliated securities	21,366

Total investment income	965,060

Expenses
Management fee	148,227
Administration fees
Class A	2,785
Class C	500
Class R6	341
Administrator Class	147
Institutional Class	44,514
Shareholder servicing fees
Class A	3,316
Class C	596
Administrator Class	284
Distribution fee
Class C	1,636
Custody and accounting fees	12,724
Professional fees	53,341
Registration fees	89,133
Shareholder report expenses	49,998
Trustees’ fees and expenses	21,999
Other fees and expenses	9,070

Total expenses	438,611
Less: Fee waivers and/or expense reimbursements	(271,405)

Net expenses	167,206

Net investment income	797,854

Realized and unrealized gains (losses) on investments
Net realized gains on investments	1,004,676
Net change in unrealized gains (losses) on investments	2,805,492

Net realized and unrealized gains (losses) on investments	3,810,168

Net increase in net assets resulting from operations	$4,608,022

The accompanying notes are an integral part of these financial statements.

Wells Fargo Low Volatility U.S. Equity Fund  |  17

Statement of changes in net assets

	Year ended July 31, 2019		Year ended July 31, 2018[1]

Operations
Net investment income		$797,854		$709,204
Net realized gains on investments		1,004,676		1,575,047
Net change in unrealized gains (losses) on investments		2,805,492		219,615

Net increase in net assets resulting from operations		4,608,022		2,503,866

Distribution to shareholders from net investment income and net realized gains
Class A		(97,183)		(39,204)
Class C		(13,679)		(2,805)
Class R6		(88,854)		(41,008)
Administrator Class		(8,480)		(3,707)
Institutional Class		(2,610,423)		(1,251,431)

Total distributions to shareholders		(2,818,619)		(1,338,155)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	22,375	258,259	36,479	411,267
Class C	14,213	159,144	7,545	83,872
Institutional Class	98,413	1,093,577	321,940	3,618,353

		1,510,980		4,113,492

Reinvestment of distributions
Class A	8,338	88,821	3,092	35,640
Class C	567	5,999	3	37
Institutional Class	50,399	537,420	25,951	299,171

		632,240		334,848

Payment for shares redeemed
Class A	(16,971)	(182,876)	(23,744)	(260,000)
Class C	(5,662)	(66,877)	(1,331)	(15,125)
Class R	N/A	N/A	(10,037)[2]	(114,115)[2]
Institutional Class	(205,601)	(2,340,479)	(227,303)	(2,583,866)

		(2,590,232)		(2,973,106)

Net increase (decrease) in net assets resulting from capital share transactions		(447,012)		1,475,234

Total increase in net assets		1,342,391		2,640,945

Net assets
Beginning of period		38,371,864		35,730,919

End of period		$39,714,255		$38,371,864

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net Investment at the end of the period and permitted the aggregation of distribution, with the exception of tax basis returns of capital. Undistributed net investment income at July 31, 2018 was $364,175. The disaggregated distributions information for the year ended July 31, 2018 is included in Note 7, Distribution to Shareholders, in the notes to the financial statements.

[2]

For the period from August 1, 2017 to November 13, 2017. Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Low Volatility U.S. Equity Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2019	2018	2017[1]
Net asset value, beginning of period	$11.56	$11.21	$10.00
Net investment income	0.19	0.16	0.13
Net realized and unrealized gains (losses) on investments	1.17	0.54	1.12

Total from investment operations	1.36	0.70	1.25
Distributions to shareholders from
Net investment income	(0.18)	(0.17)	(0.04)
Net realized gains	(0.65)	(0.18)	0.00

Total distributions to shareholders	(0.83)	(0.35)	(0.04)
Net asset value, end of period	$12.09	$11.56	$11.21
Total return[2]	12.87%	6.32%	12.53%
Ratios to average net assets (annualized)
Gross expenses	1.50%	1.55%	1.61%
Net expenses	0.76%	0.83%	0.82%
Net investment income	1.83%	1.53%	1.78%
Supplemental data
Portfolio turnover rate	74%	75%	39%
Net assets, end of period (000s omitted)	$1,539	$1,312	$1,096

[1]	For the period from October 31, 2016 (commencement of class operations) to July 31, 2017

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Low Volatility U.S. Equity Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2019	2018	2017[1]
Net asset value, beginning of period	$11.49	$11.16	$10.00
Net investment income	0.11	0.08	0.08
Net realized and unrealized gains (losses) on investments	1.17	0.52	1.11

Total from investment operations	1.28	0.60	1.19
Distributions to shareholders from
Net investment income	(0.11)	(0.09)	(0.03)
Net realized gains	(0.65)	(0.18)	0.00

Total distributions to shareholders	(0.76)	(0.27)	(0.03)
Net asset value, end of period	$12.01	$11.49	$11.16
Total return[2]	12.15%	5.45%	11.91%
Ratios to average net assets (annualized)
Gross expenses	2.18%	2.31%	2.40%
Net expenses	1.51%	1.58%	1.58%
Net investment income	1.10%	0.76%	1.01%
Supplemental data
Portfolio turnover rate	74%	75%	39%
Net assets, end of period (000s omitted)	$305	$187	$112

[1]	For the period from October 31, 2016 (commencement of class operations) to July 31, 2017

[2]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Low Volatility U.S. Equity Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2019	2018	2017[1]
Net asset value, beginning of period	$11.58	$11.24	$10.00
Net investment income	0.26	0.22	0.18
Net realized and unrealized gains (losses) on investments	1.15	0.52	1.11

Total from investment operations	1.41	0.74	1.29
Distributions to shareholders from
Net investment income	(0.23)	(0.22)	(0.05)
Net realized gains	(0.65)	(0.18)	0.00

Total distributions to shareholders	(0.88)	(0.40)	(0.05)
Net asset value, end of period	$12.11	$11.58	$11.24
Total return[2]	13.39%	6.70%	12.94%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.12%	1.22%
Net expenses	0.33%	0.40%	0.40%
Net investment income	2.27%	1.96%	2.19%
Supplemental data
Portfolio turnover rate	74%	75%	39%
Net assets, end of period (000s omitted)	$1,217	$1,164	$1,129

[1]	For the period from October 31, 2016 (commencement of class operations) to July 31, 2017

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Low Volatility U.S. Equity Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2019	2018	2017[1]
Net asset value, beginning of period	$11.55	$11.21	$10.00
Net investment income	0.22	0.18	0.15
Net realized and unrealized gains (losses) on investments	1.15	0.53	1.10

Total from investment operations	1.37	0.71	1.25
Distributions to shareholders from
Net investment income	(0.19)	(0.19)	(0.04)
Net realized gains	(0.65)	(0.18)	0.00

Total distributions to shareholders	(0.84)	(0.37)	(0.04)
Net asset value, end of period	$12.08	$11.55	$11.21
Total return[2]	13.00%	6.36%	12.57%
Ratios to average net assets (annualized)
Gross expenses	1.42%	1.47%	1.57%
Net expenses	0.68%	0.75%	0.75%
Net investment income	1.92%	1.61%	1.87%
Supplemental data
Portfolio turnover rate	74%	75%	39%
Net assets, end of period (000s omitted)	$121	$116	$113

[1]	For the period from October 31, 2016 (commencement of class operations) to July 31, 2017

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Low Volatility U.S. Equity Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2019	2018	2017[1]
Net asset value, beginning of period	$11.58	$11.23	$10.00
Net investment income	0.25	0.20	0.16
Net realized and unrealized gains (losses) on investments	1.15	0.54	1.12

Total from investment operations	1.40	0.74	1.28
Distributions to shareholders from
Net investment income	(0.22)	(0.21)	(0.05)
Net realized gains	(0.65)	(0.18)	0.00

Total distributions to shareholders	(0.87)	(0.39)	(0.05)
Net asset value, end of period	$12.11	$11.58	$11.23
Total return[2]	13.28%	6.64%	12.82%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.22%	1.31%
Net expenses	0.43%	0.50%	0.50%
Net investment income	2.17%	1.87%	2.09%
Supplemental data
Portfolio turnover rate	74%	75%	39%
Net assets, end of period (000s omitted)	$36,533	$35,593	$33,169

[1]	For the period from October 31, 2016 (commencement of class operations) to July 31, 2017

[2]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Low Volatility U.S. Equity Fund  |  23

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Low Volatility U.S. Equity Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on November 13, 2017, Class R shares were liquidated and the class was subsequently closed. Class R shares are no longer offered by the Fund. Information for Class R shares reflected in the financial statements represents activity through November 13, 2017.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

24  |  Wells Fargo Low Volatility U.S. Equity Fund

Notes to financial statements

As of July 31, 2019, the aggregate cost of all investments for federal income tax purposes was $34,363,309 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$5,947,622

Gross unrealized losses	(581,282)

Net unrealized gains	$5,366,340

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$3,249,826	$0	$0	$3,249,826

Consumer discretionary	3,026,701	0	0	3,026,701

Consumer staples	7,747,696	0	0	7,747,696

Energy	163,362	0	0	163,362

Financials	5,586,312	0	0	5,586,312

Health care	1,164,172	0	0	1,164,172

Industrials	5,204,502	0	0	5,204,502

Information technology	6,381,765	0	0	6,381,765

Materials	1,790,774	0	0	1,790,774

Real estate	860,281	0	0	860,281

Utilities	3,400,863	0	0	3,400,863

Short-term investments

Investment companies	1,153,395	0	0	1,153,395

Total assets	$39,729,649	$0	$0	$39,729,649

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended July 31, 2019, the Fund did not have any transfers into/out of Level 3.

Wells Fargo Low Volatility U.S. Equity Fund  |  25

Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $1 billion	0.400%

Next $4 billion	0.375

Next $5 billion	0.340

Over $10 billion	0.330

For the year ended July 31, 2019, the management fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.20% and declining to 0.12% as the average daily net assets of the Fund increase. Prior to November 1, 2018, Analytic Investors, LLC served as the subadviser and received an annual fee from Funds Management at the same rates. On November 1, 2018, Analytic Investors, LLC was consolidated into WellsCap.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through November 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.73% for Class A shares, 1.48% for Class C shares, 0.30% for Class R6 shares, 0.65% for Administrator Class shares, and 0.40% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to December 1, 2018, the Fund’s expenses were capped at 0.83% for Class A shares, 1.58% for Class C shares, 0.40% for Class R6 shares, 0.75% for Administrator Class shares, and 0.50% for Institutional Class shares.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

26  |  Wells Fargo Low Volatility U.S. Equity Fund

Notes to financial statements

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2019, Funds Distributor received $87 from the sale of Class A shares. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended July 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2019 were $26,664,512 and $29,273,718, respectively.

6. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended July 31, 2019, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2019 and July 31, 2018 were as follows:

	Year ended July 31

	2019	2018

Ordinary income	$979,209	$1,337,744

Long-term capital gain	1,839,410	411

As of July 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains

$443,618	$415,961	$5,366,340

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended July 31, 2018 were as follows:

	Net investment income	Net realized gains

Class A	$19,083	$20,121

Class C	941	1,864

Class R6	22,574	18,434

Administrator Class	1,865	1,842

Institutional Class	665,070	586,361

Wells Fargo Low Volatility U.S. Equity Fund  |  27

Notes to financial statements

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

9. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

28  |  Wells Fargo Low Volatility U.S. Equity Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Low Volatility U.S. Equity Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the period from October 31, 2016 (commencement of operations) to July 31, 2019. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods from the commencement of operations to July 31, 2019, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian and transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 25, 2019

Wells Fargo Low Volatility U.S. Equity Fund  |  29

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 69.31% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $1,839,410 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $718,260 of income dividends paid during the fiscal year ended July 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2019, $12,963 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended July 31, 2019, $260,798 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30  |  Wells Fargo Low Volatility U.S. Equity Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Low Volatility U.S. Equity Fund  |  31

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Wells Fargo Low Volatility U.S. Equity Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 65 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Low Volatility U.S. Equity Fund  |  33

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Low Volatility U.S. Equity Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Low Volatility U.S. Equity Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

34  |  Wells Fargo Low Volatility U.S. Equity Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for the one-year period under review. The Board also noted that the investment performance of the Fund was in range of its benchmark index, the Russell 1000® Index, for the one-year period under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Wells Fargo Low Volatility U.S. Equity Fund  |  35

Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36  |  Wells Fargo Low Volatility U.S. Equity Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

405483 09-19

A270/AR270 07-19

Annual Report

July 31, 2019

Wells Fargo Omega Growth Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Omega Growth Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Omega Growth Fund for the 12-month period that ended July 31, 2019. After the first six months of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally enjoyed a recovery during the final six months amid continued concerns about global economic growth, international trade, geopolitical tensions, and bouts of market volatility. These concerns negatively influenced international equity markets.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 7.99% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 2.27%. The MSCI EM Index (Net)3 slipped 2.18%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 8.08%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 3.74%, the Bloomberg Barclays Municipal Bond Index6 gained 7.31%, and the ICE BofAML U.S. High Yield Index7 added 6.94%.

Entering the fourth quarter of 2018, economic data was encouraging.

Domestic equity investors entered the fourth quarter of 2018 with reasons to be optimistic. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada progressed. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in September 2018, one of four rate increases implemented during the calendar year, a sign of its confidence in the strength of the U.S. economy.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. In September 2018, international investors began to factor a number of disconcerting economic and business data points: lower July manufacturers’ and industrial orders in Germany; falling purchasing manager index numbers for August from the United Kingdom, China, and India; and declining household spending for August in Japan. Taken together, the data fed growing concerns over slowing global growth that unnerved investors.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Omega Growth Fund

Letter to shareholders (unaudited)

Global markets suffered during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008. A partial U.S. government shutdown driven by partisan policy disputes extended into January.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecasted the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, a combination of dovish Fed sentiment and steady, if not spectacular, U.S. economic and business metrics reinforced investors’ confidence. Monthly job creation data and corporate profits, while less consistent than during 2018, were solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth. During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%.

During May 2019, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit caused Prime Minister Theresa May to resign. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

As had been the case during most of 2019 to date, just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs.

President Mario Draghi of the European Central Bank said that if the outlook doesn’t improve, the bank will cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July 2019.

“December’s S&P 500 Index performance was the worst since 1931.”

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Omega Growth Fund  |  3

Letter to shareholders (unaudited)

Later in July 2019, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Despite the accommodative approach of central banks, investors continued to have misgivings about the durability of economic growth globally and a pervasively cautious tone influenced the world’s equity and fixed-income markets.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Omega Growth Fund

This page is intentionally left blank.

Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®‡

Christopher J. Warner, CFA®‡

Average annual total returns (%) as of July 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (EKOAX)[3]	4-29-1968	7.34	11.67	14.39	13.89	13.00	15.07	1.28	1.28

Class C (EKOCX)[3]	8-2-1993	12.04	12.15	14.21	13.04	12.15	14.21	2.03	2.03

Class R (EKORX)[3]	10-10-2003	–	–	–	13.63	12.72	14.78	1.53	1.53

Administrator Class (EOMYX)[3]	1-13-1997	–	–	–	14.12	13.22	15.32	1.20	1.10

Institutional Class (EKONX)[3,4]	7-30-2010	–	–	–	14.39	13.51	15.59	0.95	0.85

Russell 3000® Growth Index[5]	–	–	–	–	9.88	13.94	15.58	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Omega Growth Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2019[6]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through November 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at 1.30% for Class A, 2.05% for Class C, 1.55% for Class R, 1.10% for Administrator Class, and 0.85% for Institutional Class. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Historical performance shown prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Omega Fund.

[4]

Historical performance shown for Institutional Class shares prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns for Institutional Class shares would be higher.

[5]

The Russell 3000® Growth Index measures the performance of those Russell 3000® Index companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[6]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	This security was no longer held at the end of the reporting period.

Wells Fargo Omega Growth Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 3000® Growth Index, for the 12-month period that ended July 31, 2019.

∎	Stock selection in information technology (IT) and select names within the consumer discretionary sector were key contributors to performance.

∎	Security selection within the communication services sector as well as select holdings within the industrials sector detracted from performance.

Volatility reemerged during the middle of the 12-month period.

While global stock markets posted positive returns during the 12-month period, it was not an entirely smooth ride for investors. Optimism for synchronized global economic growth eventually evolved into a decidedly risk-off market driven by escalating uncertainty and investor fear. Mounting geopolitical concerns, rising domestic interest rates, concern over the stability of select emerging market economies, and escalating fears of a trade war between the U.S. and China contributed to market volatility. The Federal Reserve’s shift toward a neutral policy stance—and eventual easing—helped ease concerns and provided a tailwind for equities to reach new highs by the end of the period.

Despite increased uncertainty, we have not significantly repositioned the Fund. We continue to emphasize companies with a secular rather than a cyclical growth profile. The Fund remains positioned toward companies with high visibility of earnings growth and those positioned on the right side of change. We believe this strategy will prove beneficial should volatility levels remain elevated.

Ten largest holdings (%) as of July 31, 2019[7]

Microsoft Corporation	8.06

Amazon.com Incorporated	5.90

Visa Incorporated Class A	4.64

Alphabet Incorporated Class A	3.88

UnitedHealth Group Incorporated	3.33

Union Pacific Corporation	2.31

Waste Connections Incorporated	2.19

PayPal Holdings Incorporated	2.00

Boston Scientific Corporation	1.92

Motorola Solutions Incorporated	1.84

The Fund’s IT and select consumer discretionary holdings contributed to performance relative to the index.

Within the IT sector, the Fund’s position in Shopify Incorporated contributed to returns. Shopify, a provider of e-commerce solutions for direct-to-consumer brands such as Tesla Motors, Incorporated, traditionally focused on small and medium-size businesses but is currently penetrating larger businesses via its Shopify Plus offering. Shopify benefits from its customers’ growth by processing payments for smaller customers and charging a fee on each transaction for larger customers. The company’s two vectors of growth—new customers and growth of existing customers—drove higher-than-expected sales and earnings.

Within consumer discretionary, MercadoLibre, Incorporated, was additive to returns. MercadoLibre is the dominant Latin American e-commerce provider and owns MercadoPago, the leading online payment solution in Latin America. Increased e-commerce penetration in MercadoLibre’s key markets, such as Brazil and Argentina, drove higher sales growth. Customers’ use of MercadoPago both on and off MercadoLibre’s e-commerce marketplace provided an additional avenue of growth for the company.

Please see footnotes on page 7.

8  |  Wells Fargo Omega Growth Fund

Performance highlights (unaudited)

Sector distribution as of July 31, 2019[8]

Security selection within the communication services sector as well as select industrials holdings detracted from relative performance.

Within communication services, shares of Facebook, Incorporated*, weighed on performance. During the period, concern surrounding the company’s data privacy issues continued to mount. Investors feared that the issue would lead to increased regulatory burden and associated costs for Facebook. Additionally, lower user engagement and slowing advertising growth pressured the shares.

Among industrial holdings, Evoqua Water Technologies Corporation* detracted from performance as shares declined sharply after the water treatment company reported disappointing results, reduced guidance, and announced a restructuring plan. Rising raw material costs hurt profitability as well. Additionally within the sector, SiteOne Landscape Supply, Incorporated*, weighed on returns over the past year as concerns over the housing market and increased competition hurt shares of the landscape materials supplier.

The macro outlook is likely to remain muted, but opportunities abound to find companies on the right side of change.

As we look toward the remainder of 2019, we believe the U.S. economy is likely to avoid recessionary pressures and continue to expand albeit at a slower rate. We believe, however, the collision of slowing economic growth—caused partly by structural challenges such as demographics and elevated debt levels—and accelerating change driven by technological innovation creates exciting investment opportunities.

Innovative companies on the right side of change have been benefiting from this environment in which true secular growth is becoming increasingly scarce. In our view, right-side-of-change companies may produce predictable earnings and cash flows into the future—characteristics hard to find in the current economy. In a world starved of growth, investors tend to seek out that which is more certain and reward these attributes with a scarcity premium.

However, we also believe the market could become even more selective regarding profitability. In our view, the scarcity-of-growth narrative is playing out, and valuations have expanded meaningfully for many companies levered to new technologies. We think it is essential to stay laser-focused on finding innovative companies on the right side of change while remaining vigilant about risk management.

Please see footnotes on page 7.

Wells Fargo Omega Growth Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2019 to July 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2019	Ending account value 7-31-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,175.26	$6.90	1.28%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.45	$6.41	1.28%

Class C

Actual	$1,000.00	$1,170.92	$10.93	2.03%

Hypothetical (5% return before expenses)	$1,000.00	$1,014.73	$10.14	2.03%

Class R

Actual	$1,000.00	$1,173.73	$8.25	1.53%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.21	$7.65	1.53%

Administrator Class

Actual	$1,000.00	$1,176.31	$5.94	1.10%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.34	$5.51	1.10%

Institutional Class

Actual	$1,000.00	$1,177.72	$4.59	0.85%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.58	$4.26	0.85%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Omega Growth Fund

Portfolio of investments—July 31, 2019

	Shares	Value
Common Stocks: 99.66%

Communication Services: 12.17%

Entertainment: 4.21%

Netflix Incorporated †	38,700	$12,499,713

Nintendo Company Limited ADR	244,938	11,313,686

Take-Two Interactive Software Incorporated †	97,000	11,884,440

		35,697,839

Interactive Media & Services: 7.96%

Alphabet Incorporated Class A †	27,000	32,891,400

Alphabet Incorporated Class C †	8,185	9,958,526

IAC Corporation †	59,400	14,199,570

Tencent Holdings Limited ADR	226,400	10,527,600

		67,577,096

Consumer Discretionary: 19.03%

Auto Components: 1.52%

Aptiv plc	147,600	12,937,140

Automobiles: 1.12%

Ferrari NV	58,900	9,487,612

Diversified Consumer Services: 2.41%

Adtalem Global Education Incorporated †	185,400	8,782,398

Bright Horizons Family Solutions Incorporated †	76,657	11,657,230

		20,439,628

Hotels, Restaurants & Leisure: 4.35%

Chipotle Mexican Grill Incorporated †	16,700	13,285,351

Domino’s Pizza Incorporated	44,300	10,832,679

Vail Resorts Incorporated	51,802	12,770,229

		36,888,259

Internet & Direct Marketing Retail: 7.37%

Amazon.com Incorporated †	26,800	50,029,704

MercadoLibre Incorporated †	20,100	12,490,542

		62,520,246

Specialty Retail: 1.51%

The Home Depot Incorporated	60,000	12,821,400

Textiles, Apparel & Luxury Goods: 0.75%

Under Armour Incorporated Class C †	311,700	6,339,978

Financials: 3.65%

Capital Markets: 2.87%

Intercontinental Exchange Incorporated	165,800	14,567,188

Raymond James Financial Incorporated	121,202	9,777,365

		24,344,553

Consumer Finance: 0.78%

SLM Corporation	721,885	6,576,372

The accompanying notes are an integral part of these financial statements.

Wells Fargo Omega Growth Fund  |  11

Portfolio of investments—July 31, 2019

	Shares	Value
Health Care: 16.01%

Biotechnology: 1.37%

Exact Sciences Corporation †	78,900	$9,082,179

Sarepta Therapeutics Incorporated †	17,100	2,545,335

		11,627,514

Health Care Equipment & Supplies: 8.01%

Alcon Incorporated †	140,600	8,260,250

Align Technology Incorporated †	37,700	7,882,316

Boston Scientific Corporation †	383,100	16,266,426

DexCom Incorporated †	77,900	12,220,173

Edwards Lifesciences Corporation †	55,200	11,749,320

Intuitive Surgical Incorporated †	22,300	11,585,073

		67,963,558

Health Care Providers & Services: 4.32%

HealthEquity Incorporated †	102,248	8,382,291

UnitedHealth Group Incorporated	113,600	28,287,536

		36,669,827

Life Sciences Tools & Services: 1.18%

Illumina Incorporated †	33,300	9,969,354

Pharmaceuticals: 1.13%

Elanco Animal Health Incorporated †	289,924	9,555,895

Eli Lilly & Company	1	109

		9,556,004

Industrials: 9.41%

Aerospace & Defense: 1.33%

Teledyne Technologies Incorporated †	38,800	11,301,664

Commercial Services & Supplies: 3.67%

Cintas Corporation	48,000	12,501,120

Waste Connections Incorporated	204,922	18,590,524

		31,091,644

Electrical Equipment: 1.18%

Rockwell Automation Incorporated	62,500	10,048,750

Road & Rail: 2.31%

Union Pacific Corporation	108,800	19,578,560

Trading Companies & Distributors: 0.92%

Univar Incorporated †	351,328	7,771,375

Information Technology: 34.54%

Communications Equipment: 1.84%

Motorola Solutions Incorporated	94,000	15,600,240

Electronic Equipment, Instruments & Components: 1.56%

Littelfuse Incorporated	31,500	5,322,240

Zebra Technologies Corporation Class A †	37,600	7,929,464

		13,251,704

The accompanying notes are an integral part of these financial statements.

12  |  Wells Fargo Omega Growth Fund

Portfolio of investments—July 31, 2019

		Shares	Value
IT Services: 18.75%

Black Knight Incorporated †		240,900	$15,253,788

EPAM Systems Incorporated †		69,841	13,534,487

Euronet Worldwide Incorporated †		76,700	11,958,297

Fiserv Incorporated †		144,440	15,228,320

PayPal Holdings Incorporated †		154,000	17,001,600

Shopify Incorporated Class A †		26,200	8,328,456

Square Incorporated Class A †		126,900	10,204,029

Total System Services Incorporated		106,200	14,413,464

Visa Incorporated Class A		221,104	39,356,512

WEX Incorporated †		63,202	13,782,460

			159,061,413

Software: 12.39%

Autodesk Incorporated †		59,800	9,338,966

Microsoft Corporation		501,900	68,393,913

Salesforce.com Incorporated †		82,200	12,699,900

ServiceNow Incorporated †		52,700	14,618,453

			105,051,232

Materials: 4.19%

Chemicals: 2.83%

Ingevity Corporation †		86,700	8,543,418

The Sherwin-Williams Company		30,100	15,442,505

			23,985,923

Construction Materials: 1.36%

Vulcan Materials Company		83,700	11,579,895

Real Estate: 0.66%

Equity REITs: 0.66%

SBA Communications Corporation		22,800	5,595,348

Total Common Stocks (Cost $493,953,920)			845,334,128

	Yield
Short-Term Investments: 0.74%

Investment Companies: 0.74%

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.26%	6,308,644	6,308,644

Total Short-Term Investments (Cost $6,308,644)			6,308,644

Total investments in securities (Cost $500,262,564)	100.40%	851,642,772

Other assets and liabilities, net	(0.40)	(3,416,547)

Total net assets	100.00%	$848,226,225

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

ADR	American depositary receipt

REIT	Real estate investment trust

The accompanying notes are an integral part of these financial statements.

Wells Fargo Omega Growth Fund  |  13

Portfolio of investments—July 31, 2019

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC *	6,508,449	162,057,067	168,565,516	0	$(3,860)	$0	225,189	#	$0
Wells Fargo Government Money Market Fund Select Class	5,594,599	176,175,282	175,461,237	6,308,644	0	0	142,260		6,308,644

					$(3,860)	$0	$367,449		$6,308,644	0.74%

*	No longer held at the end of the period

#	Amount shown represents income before fees and rebates.

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Omega Growth Fund

Statement of assets and liabilities—July 31, 2019

Assets
Investments in unaffiliated securities, at value (cost $493,953,920)	$845,334,128
Investments in affiliated securities, at value (cost $6,308,644)	6,308,644
Receivable for investments sold	1,131,494
Receivable for Fund shares sold	172,873
Receivable for dividends	33,022
Prepaid expenses and other assets	52,442

Total assets	853,032,603

Liabilities
Payable for investments purchased	3,245,203
Payable for Fund shares redeemed	605,942
Management fee payable	556,500
Administration fees payable	145,347
Distribution fees payable	18,429
Trustees’ fees and expenses payable	4,342
Accrued expenses and other liabilities	230,615

Total liabilities	4,806,378

Total net assets	$848,226,225

Net assets consist of
Paid-in capital	$465,977,657
Total distributable earnings	382,248,568

Total net assets	$848,226,225

Computation of net asset value and offering price per share
Net assets – Class A	$714,410,983
Shares outstanding – Class A1	12,943,469
Net asset value per share – Class A	$55.19
Maximum offering price per share – Class A2	$58.56
Net assets – Class C	$26,122,116
Shares outstanding – Class C1	728,983
Net asset value per share – Class C	$35.83
Net assets – Class R	$6,096,609
Shares outstanding – Class R1	117,651
Net asset value per share – Class R	$51.82
Net assets – Administrator Class	$26,140,632
Shares outstanding – Administrator Class[1]	431,481
Net asset value per share – Administrator Class	$60.58
Net assets – Institutional Class	$75,455,885
Shares outstanding – Institutional Class[1]	1,203,544
Net asset value per share – Institutional Class	$62.69

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Omega Growth Fund  |  15

Statement of operations—year ended July 31, 2019

Investment income
Dividends (net of foreign withholding taxes of $74,321)	$4,863,433
Income from affiliated securities	257,263

Total investment income	5,120,696

Expenses
Management fee	6,196,391
Administration fees
Class A	1,372,435
Class C	88,873
Class R	13,244
Administrator Class	31,337
Institutional Class	86,553
Shareholder servicing fees
Class A	1,633,851
Class C	105,802
Class R	15,526
Administrator Class	59,057
Distribution fees
Class C	317,310
Class R	15,766
Custody and accounting fees	42,417
Professional fees	52,177
Registration fees	84,578
Shareholder report expenses	120,001
Trustees’ fees and expenses	21,999
Other fees and expenses	20,960

Total expenses	10,278,277
Less: Fee waivers and/or expense reimbursements	(94,134)

Net expenses	10,184,143

Net investment loss	(5,063,447)

Realized and unrealized gains (losses) on investments
Net realized gains (losses) on
Unaffiliated securities	47,929,014
Affiliated securities	(3,860)

Net realized gains on investments	47,925,154
Net change in unrealized gains (losses) on investments	60,465,004

Net realized and unrealized gains (losses) on investments	108,390,158

Net increase in net assets resulting from operations	$103,326,711

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Omega Growth Fund

Statement of changes in net assets

	Year ended July 31, 2019		Year ended July 31, 2018[1]

Operations
Net investment loss		$(5,063,447)		$(5,063,493)
Net realized gains on investments		47,925,154		102,987,066
Net change in unrealized gains (losses) on investments		60,465,004		85,525,118

Net increase in net assets resulting from operations		103,326,711		183,448,691

Distributions to shareholders from net investment income and net realized gains
Class A		(68,419,305)		(78,031,973)
Class C		(8,678,201)		(10,985,719)
Class R		(707,933)		(974,995)
Administrator Class		(2,403,661)		(2,304,666)
Institutional Class		(6,323,228)		(6,956,178)

Total distributions to shareholders		(86,532,328)		(99,253,531)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	957,256	46,969,436	362,012	18,469,654
Class C	74,164	2,327,314	55,872	2,013,265
Class R	28,311	1,316,755	59,297	2,898,358
Administrator Class	21,538	1,243,245	59,693	3,308,304
Institutional Class	247,352	14,363,418	204,162	11,775,351

		66,220,168		38,464,932

Reinvestment of distributions
Class A	1,458,710	65,102,208	1,554,465	74,101,364
Class C	288,212	8,392,731	318,920	10,604,105
Class R	9,582	402,155	11,375	514,829
Administrator Class	44,842	2,194,127	39,989	2,065,019
Institutional Class	123,606	6,249,540	123,732	6,562,759

		82,340,761		93,848,076

Payment for shares redeemed
Class A	(1,573,949)	(79,522,009)	(1,588,303)	(81,411,378)
Class C	(1,265,970)	(40,375,871)	(456,893)	(16,729,771)
Class R	(64,569)	(3,197,822)	(59,515)	(2,895,636)
Administrator Class	(41,328)	(2,257,844)	(66,020)	(3,608,448)
Institutional Class	(227,834)	(13,026,557)	(429,386)	(24,161,795)

		(138,380,103)		(128,807,028)

Net increase in net assets resulting from capital share transactions		10,180,826		3,505,980

Total increase in net assets		26,975,209		87,701,140

Net assets
Beginning of period		821,251,016		733,549,876

End of period		$848,226,225		$821,251,016

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Accumulated net investment loss at July 31, 2018 was $23,665. The disaggregated distributions information for the year ended July 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Omega Growth Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$54.77	$49.43	$42.73	$48.29	$49.99
Net investment loss	(0.33)[1]	(0.32)[1]	(0.22)[1]	(0.19)[1]	(0.28)[1]
Net realized and unrealized gains (losses) on investments	6.56	12.57	8.07	(1.44)	5.12

Total from investment operations	6.23	12.25	7.85	(1.63)	4.84
Distributions to shareholders from
Net realized gains	(5.81)	(6.91)	(1.15)	(3.93)	(6.54)
Net asset value, end of period	$55.19	$54.77	$49.43	$42.73	$48.29
Total return[2]	13.89%	26.86%	18.88%	(3.07)%	10.65%
Ratios to average net assets (annualized)
Gross expenses	1.28%	1.28%	1.28%	1.28%	1.32%
Net expenses	1.28%	1.28%	1.28%	1.28%	1.30%
Net investment loss	(0.64)%	(0.63)%	(0.50)%	(0.47)%	(0.58)%
Supplemental data
Portfolio turnover rate	39%	48%	76%	84%	94%
Net assets, end of period (000s omitted)	$714,411	$662,751	$581,967	$573,304	$685,005

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Omega Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$38.02	$36.47	$32.07	$37.55	$40.56
Net investment loss	(0.48)[1]	(0.50)[1]	(0.41)[1]	(0.39)[1]	(0.51)[1]
Net realized and unrealized gains (losses) on investments	4.10	8.96	5.96	(1.16)	4.04

Total from investment operations	3.62	8.46	5.55	(1.55)	3.53
Distributions to shareholders from
Net realized gains	(5.81)	(6.91)	(1.15)	(3.93)	(6.54)
Net asset value, end of period	$35.83	$38.02	$36.47	$32.07	$37.55
Total return[2]	13.04%	25.88%	18.00%	(3.75)%	9.79%
Ratios to average net assets (annualized)
Gross expenses	2.03%	2.03%	2.03%	2.03%	2.07%
Net expenses	2.03%	2.03%	2.03%	2.03%	2.05%
Net investment loss	(1.40)%	(1.38)%	(1.24)%	(1.22)%	(1.33)%
Supplemental data
Portfolio turnover rate	39%	48%	76%	84%	94%
Net assets, end of period (000s omitted)	$26,122	$62,074	$62,543	$74,337	$99,100

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Omega Growth Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R	2019	2018	2017	2016	2015
Net asset value, beginning of period	$51.92	$47.30	$41.04	$46.66	$48.62
Net investment loss	(0.43)[1]	(0.43)[1]	(0.30)[1]	(0.29)[1]	(0.39)[1]
Net realized and unrealized gains (losses) on investments	6.14	11.96	7.71	(1.40)	4.97

Total from investment operations	5.71	11.53	7.41	(1.69)	4.58
Distributions to shareholders from
Net realized gains	(5.81)	(6.91)	(1.15)	(3.93)	(6.54)
Net asset value, end of period	$51.82	$51.92	$47.30	$41.04	$46.66
Total return	13.63%	26.53%	18.58%	(3.30)%	10.38%
Ratios to average net assets (annualized)
Gross expenses	1.53%	1.53%	1.53%	1.53%	1.57%
Net expenses	1.53%	1.53%	1.53%	1.53%	1.55%
Net investment loss	(0.88)%	(0.88)%	(0.72)%	(0.71)%	(0.83)%
Supplemental data
Portfolio turnover rate	39%	48%	76%	84%	94%
Net assets, end of period (000s omitted)	$6,097	$7,494	$6,298	$10,122	$17,199

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Omega Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$59.39	$52.99	$45.65	$51.20	$52.50
Net investment loss	(0.25)[1]	(0.25)[1]	(0.12)[1]	(0.12)[1]	(0.17)[1]
Net realized and unrealized gains (losses) on investments	7.25	13.56	8.61	(1.50)	5.41

Total from investment operations	7.00	13.31	8.49	(1.62)	5.24
Distributions to shareholders from
Net realized gains	(5.81)	(6.91)	(1.15)	(3.93)	(6.54)
Net asset value, end of period	$60.58	$59.39	$52.99	$45.65	$51.20
Total return	14.12%	27.07%	19.08%	(2.84)%	10.91%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.20%	1.20%	1.19%	1.15%
Net expenses	1.10%	1.10%	1.10%	1.08%	1.05%
Net investment loss	(0.45)%	(0.45)%	(0.25)%	(0.27)%	(0.33)%
Supplemental data
Portfolio turnover rate	39%	48%	76%	84%	94%
Net assets, end of period (000s omitted)	$26,141	$24,140	$19,754	$38,039	$86,756

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Wells Fargo Omega Growth Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$61.10	$54.21	$46.55	$52.01	$53.10
Net investment loss	(0.12)[1]	(0.11)[1]	(0.03)[1]	(0.00)[2]	(0.04)[1]
Net realized and unrealized gains (losses) on investments	7.52	13.91	8.84	(1.53)	5.49

Total from investment operations	7.40	13.80	8.81	(1.53)	5.45
Distributions to shareholders from
Net realized gains	(5.81)	(6.91)	(1.15)	(3.93)	(6.54)
Net asset value, end of period	$62.69	$61.10	$54.21	$46.55	$52.01
Total return	14.39%	27.39%	19.40%	(2.61)%	11.20%
Ratios to average net assets (annualized)
Gross expenses	0.95%	0.95%	0.95%	0.95%	0.90%
Net expenses	0.85%	0.85%	0.85%	0.83%	0.80%
Net investment loss	(0.20)%	(0.20)%	(0.06)%	(0.01)%	(0.09)%
Supplemental data
Portfolio turnover rate	39%	48%	76%	84%	94%
Net assets, end of period (000s omitted)	$75,456	$64,792	$62,987	$76,980	$87,085

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Omega Growth Fund

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Omega Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of

Wells Fargo Omega Growth Fund  |  23

Notes to financial statements

securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund will bear the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2019, the aggregate cost of all investments for federal income tax purposes was $501,059,848 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$355,617,614

Gross unrealized losses	(5,034,690)

Net unrealized gains	$350,582,924

As of July 31, 2019, the Fund had a qualified late-year ordinary loss of $2,084,034 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

24  |  Wells Fargo Omega Growth Fund

Notes to financial statements

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$103,274,935	$0	$0	$103,274,935

Consumer discretionary	161,434,263	0	0	161,434,263

Financials	30,920,925	0	0	30,920,925

Health care	135,786,257	0	0	135,786,257

Industrials	79,791,993	0	0	79,791,993

Information technology	292,964,589	0	0	292,964,589

Materials	35,565,818	0	0	35,565,818

Real estate	5,595,348	0	0	5,595,348

Short-term investments

Investment companies	6,308,644	0	0	6,308,644

Total assets	$851,642,772	$0	$0	$851,642,772

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended July 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.800%

Next $500 million	0.750

Next $1 billion	0.700

Next $2 billion	0.675

Next $1 billion	0.650

Next $3 billion	0.640

Next $2 billion	0.615

Next $2 billion	0.605

Next $4 billion	0.580

Over $16 billion	0.555

For the year ended July 31, 2019, the management fee was equivalent to an annual rate of 0.78% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds

Wells Fargo Omega Growth Fund  |  25

Notes to financial statements

Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C, Class R	0.21%

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through November 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.30% for Class A shares, 2.05% for Class C shares, 1.55% for Class R shares, 1.10% for Administrator Class shares, and 0.85% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2019, Funds Distributor received $16,122 from the sale of Class A shares and $24 in contingent deferred sales charges from redemptions of Class C shares. No contingent deferred sales charges were incurred by Class A for the year ended July 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2019 were $313,160,986 and $391,826,079, respectively.

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to

26  |  Wells Fargo Omega Growth Fund

Notes to financial statements

provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred. As of July 31, 2019, the Fund did not have any securities on loan.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended July 31, 2019, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2019 and July 31, 2018 were as follows:

	Year ended July 31

	2019	2018

Ordinary income	$12,379,292	$0

Long-term capital gain	74,153,036	99,253,531

As of July 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred

$33,772,771	$350,582,924	$(2,084,034)

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended July 31, 2018 were as follows:

Net realized gains

Class A	$78,031,973

Class C	10,985,719

Class R	974,995

Administrator Class	2,304,666

Institutional Class	6,956,178

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invests a concentration of its portfolio in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

Wells Fargo Omega Growth Fund  |  27

Notes to financial statements

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

28  |  Wells Fargo Omega Growth Fund

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Omega Growth Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 25, 2019

Wells Fargo Omega Growth Fund  |  29

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 31.99% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $74,153,036 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $4,549,390 of income dividends paid during the fiscal year ended July 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2019, $12,379,292 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30  |  Wells Fargo Omega Growth Fund

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

Wells Fargo Omega Growth Fund  |  31

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

32  |  Wells Fargo Omega Growth Fund

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

Wells Fargo Omega Growth Fund  |  33

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Omega Growth Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Omega Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

34  |  Wells Fargo Omega Growth Fund

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Administrator Class) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell 3000® Growth Index, for the five- and ten-year periods under review, but higher than or in range of its benchmark for the one- and three-year periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe for all periods under review and the benchmark over the shorter time periods under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for the Class R and Administrator Class share classes, but higher than the sum of these average rates for the Fund’s expense Groups for the Class A and Institutional share classes. However, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Wells Fargo Omega Growth Fund  |  35

Other information (unaudited)

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36  |  Wells Fargo Omega Growth Fund

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾   MAY LOSE VALUE

© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

405484 09-19

A211/AR211 07-19

Annual Report

July 31, 2019

Wells Fargo

Premier Large Company Growth Fund

Beginning on January 1, 2021, as permitted by new regulations adopted by the Securities and Exchange Commission, paper copies of the Wells Fargo Funds’ annual and semi-annual shareholder reports issued after this date will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-222-8222 or by enrolling at wellsfargo.com/advantagedelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you can call 1-800-222-8222. Your election to receive reports in paper will apply to all Wells Fargo Funds held in your account with your financial intermediary or, if you are a direct investor, to all Wells Fargo Funds that you hold.

Reduce clutter. Save trees.
Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/ advantagedelivery

The views expressed and any forward-looking statements are as of July 31, 2019, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Asset Management. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Asset Management and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

INVESTMENT PRODUCTS: NOT FDIC INSURED  ◾  NO BANK GUARANTEE  ◾  MAY LOSE VALUE

Wells Fargo Premier Large Company Growth Fund  |  1

Letter to shareholders (unaudited)

Andrew Owen

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Premier Large Company Growth Fund for the 12-month period that ended July 31, 2019. After the first six months of the period yielded either low-single-digit or negative investment returns, U.S. stock and global bond investors generally enjoyed a recovery during the final six months amid continued concerns about global economic growth, international trade, geopolitical tensions, and bouts of market volatility. These concerns negatively influenced international equity markets.

For the period, U.S. stocks, based on the S&P 500 Index,1 gained 7.99% and international stocks, as measured by the MSCI ACWI ex USA Index (Net),2 fell 2.27%. The MSCI EM Index (Net)3 slipped 2.18%. For bond investors, the Bloomberg Barclays U.S. Aggregate Bond Index4 added 8.08%, the Bloomberg Barclays Global Aggregate ex-USD Index5 added 3.74%, the Bloomberg Barclays Municipal Bond Index6 gained 7.31%, and the ICE BofAML U.S. High Yield Index7 added 6.94%.

Entering the fourth quarter of 2018, economic data was encouraging.

Domestic equity investors entered the fourth quarter of 2018 with reasons to be optimistic. The U.S. Bureau of Economic Analysis reported second-quarter annualized gross domestic product (GDP) growth of 4.2%. Hiring improved. Unemployment declined. Consumer confidence and spending increased. Third-quarter corporate earnings reports were generally positive. U.S. trade negotiations with Mexico and Canada progressed. The U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (bps; 100 bps equal 1.00%) to a target range of between 2.00% and 2.25% in September 2018, one of four rate increases implemented during the calendar year, a sign of its confidence in the strength of the U.S. economy.

Investors in international markets were not as confident. Tensions between the U.S. and China increased. The U.S. imposed $200 billion in tariffs on Chinese goods. China reacted with $60 billion in tariffs on U.S. goods. Economic growth in China caused concern. In September 2018, international investors began to factor a number of disconcerting economic and business data points: lower July manufacturers’ and industrial orders in Germany; falling purchasing manager index numbers for August from the United Kingdom, China, and India; and declining household spending for August in Japan. Taken together, the data fed growing concerns over slowing global growth that unnerved investors.

[1]

The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[2]

The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) ex USA Index (Net) is a free-float-adjusted market-capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI. You cannot invest directly in an index.

[3]

The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. You cannot invest directly in an index.

[4]

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

[5]

The Bloomberg Barclays Global Aggregate ex-USD Index is an unmanaged index that provides a broad-based measure of the global investment-grade fixed-income markets excluding the U.S. dollar-denominated debt market. You cannot invest directly in an index.

[6]	The Bloomberg Barclays Municipal Bond Index is an unmanaged index composed of long-term tax-exempt bonds with a minimum credit rating of Baa. You cannot invest directly in an index.

[7]

The ICE BofAML U.S. High Yield Index is a market-capitalization-weighted index of domestic and Yankee high-yield bonds. The index tracks the performance of high-yield securities traded in the U.S. bond market. You cannot invest directly in an index. Copyright 2019. ICE Data Indices, LLC. All rights reserved.

2  |  Wells Fargo Premier Large Company Growth Fund

Letter to shareholders (unaudited)

Global markets suffered during the fourth quarter of 2018.

November’s U.S. midterm elections shifted control of the House of Representatives from Republicans to Democrats, presaging partisan clashes that followed and caused uncertainty among investors. Third-quarter U.S. GDP was announced at an annualized 3.4% rate, lower than the second-quarter rate. Brexit efforts stalled ahead of the March 2019 deadline. The People’s Bank of China cut reserve requirement ratios, accelerated infrastructure spending, and cut taxes even as the value of the yuan declined to low levels last seen in 2008. A partial U.S. government shutdown driven by partisan policy disputes extended into January.

The combination of news in the U.S. and generally weak economic indicators outside of the U.S. caused investors to seek safe havens. December’s S&P 500 Index performance was the worst since 1931. Globally, fixed-income investments fared better than stocks during the last two months of the year. The Fed increased the federal funds rate by 25 bps in December to a target range of between 2.25% and 2.50%.

The market climbs a wall of worry.

Investors entered 2019 with reasons to be concerned. Investment returns appeared to reaffirm the adage that markets climb a wall of worry. The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years. Returns for the MSCI ACWI ex USA Index (Net), the Bloomberg Barclays U.S. Aggregate Bond Index, and the Bloomberg Barclays Global Aggregate ex-USD Index also were positive.

In February 2019, signs of slowing global growth grew more ominous. The Bureau of Economic Analysis announced fourth-quarter 2018 GDP grew at an annualized 2.2% rate, down from the levels of the prior two quarters. In a February report, the Bank of England forecasted the slowest growth since the financial crisis for 2019. China and the U.S. continued to wrangle over trade issues.

By the end of March 2019, a combination of dovish Fed sentiment and steady, if not spectacular, U.S. economic and business metrics reinforced investors’ confidence. Monthly job creation data and corporate profits, while less consistent than during 2018, were solid. China announced a roughly $300 billion stimulus package through tax and fee cuts intended to reinvigorate economic growth. During April 2019, favorable sentiment found additional support in reports of sustained low inflation, solid employment data, and first-quarter U.S. GDP of an annualized rate of 3.2%.

During May 2019, markets tumbled on mixed investment signals. In the U.S., partisan wrangling ramped up as Democrats and Republicans set their sights on 2020 presidential politics. The U.K.’s Brexit caused Prime Minister Theresa May to resign. The European Commission downgraded the 2019 growth forecast to 1.2%. The U.S. increased tariffs on products from China, China responded, and then talks broke down. President Donald Trump threatened to turn his foreign policy tariff tool to Mexico over immigration issues.

As had been the case during most of 2019 to date, just as the investment horizon appeared to darken, sentiment turned and U.S. equity markets gained during June and July. The gains, primarily driven by geopolitical and monetary policy events, pushed equity markets to new highs.

President Mario Draghi of the European Central Bank said that if the outlook doesn’t improve, the bank will cut rates or buy more assets to prop up inflation. President Trump backed off of tariff threats against Mexico and China. In the U.S., the Fed implemented a 0.25% federal funds rate cut in July 2019.

“December’s S&P 500 Index performance was the worst since 1931.”

“The S&P 500 Index gained 8.01% for the month of January, the best monthly performance in 30 years.”

Wells Fargo Premier Large Company Growth Fund  |  3

Letter to shareholders (unaudited)

Later in July 2019, the U.S. reversed course and threatened to impose higher tariffs on China’s exports after talks failed. China responded with tariff threats of its own and devalued the renminbi, a move that roiled global markets. Despite the accommodative approach of central banks, investors continued to have misgivings about the durability of economic growth globally and a pervasively cautious tone influenced the world’s equity and fixed-income markets.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of investment uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest with Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Andrew Owen

President

Wells Fargo Funds

For further information about your Fund, contact your investment professional, visit our website at wfam.com, or call us directly at 1-800-222-8222.

4  |  Wells Fargo Premier Large Company Growth Fund

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Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Joseph M. Eberhardy, CFA®‡, CPA

Bob Gruendyke, CFA®‡

Thomas C. Ognar, CFA®‡

Average annual total returns (%) as of July 31, 2019

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)

	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]

Class A (EKJAX)[3]	1-20-1998	6.49	11.41	14.28	12.97	12.74	14.96	1.15	1.11

Class C (EKJCX)[3]	1-22-1998	11.09	11.90	14.10	12.09	11.90	14.10	1.90	1.86

Class R4 (EKJRX)[3,4]	11-30-2012	–	–	–	13.21	13.08	15.31	0.87	0.80

Class R6 (EKJFX)[3,5]	11-30-2012	–	–	–	13.40	13.25	15.43	0.72	0.65

Administrator Class (WFPDX)[3,6]	7-16-2010	–	–	–	13.02	12.87	15.10	1.07	1.00

Institutional Class (EKJYX)[3]	6-30-1999	–	–	–	13.38	13.21	15.40	0.82	0.70

Russell 1000® Growth Index[7]	–	–	–	–	10.82	14.25	15.74	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wfam.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R4, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 7.

6  |  Wells Fargo Premier Large Company Growth Fund

Performance highlights (unaudited)

Growth of $10,000 investment as of July 31, 2019[8]

‡	CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

[1]

Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]

The manager has contractually committed through November 30, 2019, to waive fees and/or reimburse expenses to the extent necessary to cap the expenses of each class after fee waivers at the amounts shown. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (if any), and extraordinary expenses are excluded from the expense cap. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Without this cap, the Fund’s returns would have been lower. The expense ratio paid by an investor is the net expense ratio (the total annual fund operating expenses after fee waivers) as stated in the prospectuses.

[3]	Historical performance shown prior to July 19, 2010, is based on the performance of the Fund’s predecessor, Evergreen Large Company Growth Fund.

[4]	Historical performance shown for Class R4 shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R4 shares.

[5]

Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns for Class R6 shares would be higher.

[6]

Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares, adjusted to reflect the higher expenses applicable to Administrator Class shares.

[7]	The Russell 1000® Growth Index measures the performance of those Russell 1000 companies with higher price/book ratios and higher forecasted growth values. You cannot invest directly in an index.

[8]

The chart compares the performance of Class A shares for the most recent ten years with the Russell 1000® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[9]

The ten largest holdings, excluding cash, cash equivalents and any money market funds, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

Wells Fargo Premier Large Company Growth Fund  |  7

Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund outperformed its benchmark, the Russell 1000® Growth Index, for the 12-month period that ended July 31, 2019.

∎	Holdings within information technology (IT), health care, financials, and industrials aided the Fund’s performance for the period.

∎	The Fund’s performance was inhibited by stocks within the communication services sectors.

The equity market pushed higher over the trailing one-year period as solid economic fundamentals have overshadowed periods of negative sentiment, which was particularly pervasive in late 2018. For much of the fourth quarter of 2018, stocks moved sharply lower as a flattening yield curve, corporate debt concerns, a pullback in commodities, tariff and trade concerns, and hues of decelerating global growth flustered markets. Additionally, geopolitical concerns coupled with quantitative easing across the globe have fueled investor concerns. Despite this backdrop, while some economic data has slowed in the U.S., the economy still stands on solid footing with low unemployment and strong consumer confidence. This environment of accommodative fiscal and monetary policy and reasonable energy prices is fostering a healthy landscape for the consumer. The Fund continues to benefit from constructive idiosyncratic dynamics and secular growth catalysts in a variety of areas as many of our portfolio companies are gaining market share in their respective industries.

Ten largest holdings (%) as of July 31, 2019[9]

Amazon.com Incorporated	7.08

Microsoft Corporation	5.54

Alphabet Incorporated Class A	5.15

Visa Incorporated Class A	4.07

MasterCard Incorporated Class A	3.87

Microchip Technology Incorporated	2.81

Texas Instruments Incorporated	2.14

PayPal Holdings Incorporated	1.98

CoStar Group Incorporated	1.92

Union Pacific Corporation	1.91

Performance of health care and IT holdings were beneficial to Fund performance.

Select holdings within the health care sector served as the best-performing area of the Fund. Health care technology firm Veeva Systems Incorporated, which provides software-as-a-solution (SaaS) solutions to the life sciences industry, reported strong revenue and free cash flow with particular strength from its clinical data management system unit. Other areas of strength within the sector came from Insulet Corporation, which makes insulin delivery systems for people with diabetes, and Zoetis, Incorporated, which makes medicines and vaccines for animals. Other areas of the Fund that performed well were areas such as

SaaS and payment processing industries within IT that generated market-share penetration and margin expansion in their respective markets comprised of customers with similar product needs. Within software, demand remained strong as corporate spending continued to rise, coupled with next-generation cloud-computing platforms that garnered a large share of new business at the expense of legacy solutions. Within the payment space, the movement toward e-commerce has had a positive effect on overall demand as more consumers are moving from cash to digital payments.

Sector distribution as of July 31, 2019[10]

Certain communication services stocks detracted from performance.

The main source of weakness from a sector perspective came from communication services as the Fund’s underweight position to Facebook, Incorporated, negatively affected relative performance. In 2018, we reduced our positon after privacy issues surfaced and after Facebook shifted its focus toward monetizing stories and video rather than the traditional newsfeed segment. Recently, we have added back to our position as we have grown more comfortable with its ability to monetize both of these properties within Instagram and the legacy Facebook app.

Please see footnotes on page 7.

8  |  Wells Fargo Premier Large Company Growth Fund

Performance highlights (unaudited)

Areas of focus remain in secular areas like software, payments, and semiconductors.

The Fund continues to be well diversified in a plethora of areas, which include industries within consumer discretionary, health care, communication services, and IT. Some notable segments include the SaaS, payments, and semiconductors industries. The structural advantages of the software space continue to include benefits like a predictable cost of ownership to the customer, flexibility and scale, simplification, and faster implementation times. Within the payments segment, processors like Square, Incorporated, and PayPal Holdings, Incorporated, as well as networks Visa Incorporated and MasterCard Incorporated, continue to capitalize from secular drivers such as the global shift from cash and check to plastic, growth within e-commerce, international and cross-border growth, and peer-to-peer transfers. Semiconductors, which continue to benefit from the digitization of the economy, are becoming more prevalent in our daily lives as more chips are being used in electrical devices.

Our view of faster-growth stocks is positive.

We continue to be disciplined from a valuation perspective by trimming positions where the valuation gap has narrowed and adding to positions where it has widened. While our process is largely bottom-up, we continue to monitor geopolitical issues like trade tensions between the U.S. and China as well as macroeconomic conditions such as the economic slowdown in Europe, the increasing amount of negative-yielding sovereign debt and the steep decrease in U.S. Treasury yields. Our goal is to generate alpha from multiple sectors and industries. We remain comfortable with our positioning and our focus on SaaS, cloud services, online retail, digital payments, the internet of things, and innovation (SCODIi). We continue to witness a scarcity of growth stock opportunities within the investing universe, which could favor our portfolio in the future. Going forward, given the current economic backdrop, stocks emphasized in our investment process should bode well for the future of the portfolio.

Wells Fargo Premier Large Company Growth Fund  |  9

Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from February 1, 2019 to July 31, 2019.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 2-1-2019	Ending account value 7-31-2019	Expenses paid during the period¹	Annualized net expense ratio

Class A

Actual	$1,000.00	$1,162.16	$5.95	1.11%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.29	$5.56	1.11%

Class C

Actual	$1,000.00	$1,157.25	$9.95	1.86%

Hypothetical (5% return before expenses)	$1,000.00	$1,015.57	$9.30	1.86%

Class R4

Actual	$1,000.00	$1,163.28	$4.29	0.80%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.83	$4.01	0.80%

Class R6

Actual	$1,000.00	$1,164.87	$3.49	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.57	$3.26	0.65%

Administrator Class

Actual	$1,000.00	$1,162.12	$5.36	1.00%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.84	$5.01	1.00%

Institutional Class

Actual	$1,000.00	$1,164.73	$3.76	0.70%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.32	$3.51	0.70%

[1]

Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

10  |  Wells Fargo Premier Large Company Growth Fund

Portfolio of investments—July 31, 2019

	Shares	Value
Common Stocks: 99.81%

Communication Services: 11.05%

Entertainment: 1.65%

Live Nation Incorporated †	419,160	$30,204,670

Netflix Incorporated †	45,620	14,734,804

		44,939,474

Interactive Media & Services: 9.40%

Alphabet Incorporated Class A †	114,990	140,080,818

Alphabet Incorporated Class C †	20,738	25,231,510

Facebook Incorporated Class A †	262,430	50,971,779

Match Group Incorporated	246,460	18,555,973

Pinterest Incorporated Class A †«	718,635	20,833,229

		255,673,309

Consumer Discretionary: 17.32%

Hotels, Restaurants & Leisure: 2.32%

Planet Fitness Incorporated Class A †	322,710	25,384,369

Royal Caribbean Cruises Limited	325,710	37,893,101

		63,277,470

Household Durables: 0.63%

Roku Incorporated †	165,650	17,116,615

Internet & Direct Marketing Retail: 7.91%

Amazon.com Incorporated †	103,140	192,539,689

Farfetch Limited Class A †	521,731	10,486,793

MercadoLibre Incorporated †	19,600	12,179,832

		215,206,314

Specialty Retail: 5.28%

Burlington Stores Incorporated †	206,060	37,245,345

CarMax Incorporated †	269,345	23,637,717

Five Below Incorporated †	206,950	24,308,347

O’Reilly Automotive Incorporated †	94,380	35,936,129

ULTA Beauty Incorporated †	64,960	22,687,280

		143,814,818

Textiles, Apparel & Luxury Goods: 1.18%

Deckers Outdoor Corporation †	117,720	18,397,282

Levi Strauss & Company Class A †	714,789	13,623,878

		32,021,160

Consumer Staples: 3.71%

Beverages: 2.17%

Constellation Brands Incorporated Class A	91,880	18,083,822

The Coca-Cola Company	780,560	41,080,873

		59,164,695

Food & Staples Retailing: 0.54%

Costco Wholesale Corporation	53,280	14,685,566

Wells Fargo Premier Large Company Growth Fund  |  11

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2019

	Shares	Value

Personal Products: 1.00%

The Estee Lauder Companies Incorporated Class A	147,430	$27,155,132

Financials: 3.94%

Capital Markets: 3.35%

CME Group Incorporated	197,750	38,446,555

MarketAxess Holdings Incorporated	88,480	29,821,299

Raymond James Financial Incorporated	158,566	12,791,519

The Charles Schwab Corporation	232,960	10,068,531

		91,127,904

Thrifts & Mortgage Finance: 0.59%

LendingTree Incorporated †	49,870	16,085,070

Health Care: 10.54%

Biotechnology: 2.83%

Alexion Pharmaceuticals Incorporated †	288,682	32,704,784

Sage Therapeutics Incorporated †	98,500	15,793,490

Sarepta Therapeutics Incorporated †	116,220	17,299,347

Vertex Pharmaceuticals Incorporated †	66,300	11,046,906

		76,844,527

Health Care Equipment & Supplies: 4.30%

Abbott Laboratories	483,420	42,105,882

Boston Scientific Corporation †	1,104,820	46,910,657

Insulet Corporation †	228,200	28,054,908

		117,071,447

Health Care Technology: 0.74%

Veeva Systems Incorporated Class A †	121,060	20,083,854

Life Sciences Tools & Services: 0.20%

Agilent Technologies Incorporated	78,100	5,420,921

Pharmaceuticals: 2.47%

Elanco Animal Health Incorporated †	560,840	18,485,286

Zoetis Incorporated	424,948	48,822,276

		67,307,562

Industrials: 12.16%

Aerospace & Defense: 1.32%

HEICO Corporation	232,822	31,838,409

The Boeing Company	12,240	4,176,043

		36,014,452

Commercial Services & Supplies: 2.26%

Copart Incorporated †	288,770	22,388,338

Waste Connections Incorporated	430,505	39,055,414

		61,443,752

Industrial Conglomerates: 1.22%

Roper Technologies Incorporated	91,380	33,230,337

Machinery: 0.43%

Fortive Corporation	153,005	11,636,030

12  |  Wells Fargo Premier Large Company Growth Fund

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2019

	Shares	Value

Professional Services: 3.59%

CoStar Group Incorporated †	84,970	$52,290,538

Insperity Incorporated	107,300	11,411,355

TransUnion	411,110	34,035,797

		97,737,690

Road & Rail: 3.34%

CSX Corporation	115,300	8,117,120

Norfolk Southern Corporation	160,700	30,712,984

Union Pacific Corporation	289,060	52,016,347

		90,846,451

Information Technology: 37.87%

IT Services: 16.23%

Black Knight Incorporated †	377,470	23,901,400

Euronet Worldwide Incorporated †	158,486	24,709,552

Global Payments Incorporated	185,490	31,147,481

InterXion Holding NV †	481,660	36,268,998

MasterCard Incorporated Class A	386,320	105,183,346

PayPal Holdings Incorporated †	487,250	53,792,400

Shopify Incorporated Class A †	15,290	4,860,385

Square Incorporated Class A †	170,348	13,697,683

Visa Incorporated Class A	622,120	110,737,360

WEX Incorporated †	170,870	37,261,621

		441,560,226

Semiconductors & Semiconductor Equipment: 6.48%

Microchip Technology Incorporated «	810,640	76,540,629

Monolithic Power Systems Incorporated	157,660	23,358,906

NXP Semiconductors NV	176,830	18,282,454

Texas Instruments Incorporated	465,190	58,153,402

		176,335,391

Software: 14.88%

Adobe Systems Incorporated †	163,549	48,878,254

Crowdstrike Holdings Incorporated Class A †«	136,335	12,143,358

Dropbox Incorporated Class A †	1,396,470	32,900,833

Microsoft Corporation	1,105,790	150,686,003

Proofpoint Incorporated †	284,190	35,864,778

RealPage Incorporated †	384,610	24,030,433

Salesforce.com Incorporated †	248,790	38,438,055

ServiceNow Incorporated †	116,320	32,266,005

Splunk Incorporated †	179,935	24,347,005

Zoom Video Communications Incorporated †«	55,426	5,293,737

		404,848,461

Technology Hardware, Storage & Peripherals: 0.28%

Apple Incorporated	36,360	7,746,134

Materials: 1.38%

Chemicals: 1.38%

Linde plc	196,210	37,531,049

Wells Fargo Premier Large Company Growth Fund  |  13

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—July 31, 2019

		Shares	Value
Real Estate: 1.84%

Equity REITs: 0.87%

SBA Communications Corporation †		96,270	$23,625,621

Real Estate Management & Development: 0.97%

CBRE Group Incorporated Class A †		498,370	26,418,592

Total Common Stocks (Cost $1,534,604,968)			2,715,970,024

	Yield
Short-Term Investments: 3.64%

Investment Companies: 3.64%

Securities Lending Cash Investments LLC (l)(r)(u)	2.46%	96,444,554	96,454,199

Wells Fargo Government Money Market Fund Select Class (l)(u)	2.26	2,551,452	2,551,452

Total Short-Term Investments (Cost $99,005,651)			99,005,651

Total investments in securities (Cost $1,633,610,619)	103.45%	2,814,975,675

Other assets and liabilities, net	(3.45)	(93,877,611)

Total net assets	100.00%	$2,721,098,064

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment company purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

Abbreviations:

REIT	Real estate investment trust

Investments in Affiliates

An affiliated investment is an investment in which the Fund owns at least 5% of the outstanding voting shares of the issuer or as a result of other relationships, such as the Fund and the issuer having the same investment manager. Transactions with issuers that were either affiliated persons of the Fund at the beginning of the period or the end of the period were as follows:

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Net realized gains (losses)	Net change in unrealized gains (losses)	Income from affiliated securities		Value, end of period	% of net assets
Short-Term Investments
Investment Companies
Securities Lending Cash Investments LLC	94,411,945	634,485,474	632,452,865	96,444,554	$1,613	$0	$2,191,968	#	$96,454,199
Wells Fargo Government Money Market Fund Select Class	9,566,578	760,829,878	767,845,004	2,551,452	0	0	305,840		2,551,452

					$1,613	$0	$2,497,808		$99,005,651	3.64%

#	Amount shown represents income before fees and rebates

The accompanying notes are an integral part of these financial statements.

14  |  Wells Fargo Premier Large Company Growth Fund

Statement of assets and liabilities—July 31, 2019

Assets
Investments in unaffiliated securities (including $92,309,900 of securities loaned), at value (cost $1,534,604,968)	$2,715,970,024
Investments in affiliated securities, at value (cost $99,005,651)	99,005,651
Receivable for investments sold	7,264,293
Receivable for Fund shares sold	1,026,563
Receivable for dividends	789,715
Receivable for securities lending income, net	25,516
Prepaid expenses and other assets	73,006

Total assets	2,824,154,768

Liabilities
Payable upon receipt of securities loaned	96,449,625
Payable for Fund shares redeemed	2,241,755
Overdraft due to custodian bank	1,568,113
Management fee payable	1,405,499
Administration fees payable	318,447
Payable for investments purchased	238,401
Distribution fee payable	99,512
Trustees’ fees and expenses payable	4,350
Accrued expenses and other liabilities	731,002

Total liabilities	103,056,704

Total net assets	$2,721,098,064

Net assets consist of
Paid-in capital	$1,348,253,118
Total distributable earnings	1,372,844,946

Total net assets	$2,721,098,064

Computation of net asset value and offering price per share
Net assets – Class A	$1,050,751,030
Shares outstanding – Class A1	74,071,913
Net asset value per share – Class A	$14.19
Maximum offering price per share – Class A2	$15.06
Net assets – Class C	$153,403,702
Shares outstanding – Class C1	14,683,712
Net asset value per share – Class C	$10.45
Net assets – Class R4	$3,940,471
Share outstanding – Class R4[1]	264,577
Net asset value per share – Class R4	$14.89
Net assets – Class R6	$820,383,082
Shares outstanding – Class R6[1]	54,259,163
Net asset value per share – Class R6	$15.12
Net assets – Administrator Class	$49,041,535
Shares outstanding – Administrator Class[1]	3,385,982
Net asset value per share – Administrator Class	$14.48
Net assets – Institutional Class	$643,578,244
Shares outstanding – Institutional Class[1]	42,744,550
Net asset value per share – Institutional Class	$15.06

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Premier Large Company Growth Fund  |  15

Statement of operations—year ended July 31, 2019

Investment income
Dividends (net of foreign withholding taxes of $45,217)	$16,258,886
Income from affiliated securities	791,955

Total investment income	17,050,841

Expenses
Management fee	15,953,526
Administration fees
Class A	2,113,939
Class C	357,637
Class R4	2,998
Class R6	71,058
Administrator Class	65,607
Institutional Class	1,227,950
Shareholder servicing fees
Class A	2,516,595
Class C	425,759
Class R4	3,748
Administrator Class	126,167
Distribution fee
Class C	1,277,068
Custody and accounting fees	120,001
Professional fees	53,950
Registration fees	130,254
Shareholder report expenses	211,101
Trustees’ fees and expenses	21,999
Other fees and expenses	53,268

Total expenses	24,732,625
Less: Fee waivers and/or expense reimbursements	(1,705,104)

Net expenses	23,027,521

Net investment loss	(5,976,680)

Realized and unrealized gains (losses) on investments
Net realized gains on
Unaffiliated securities	281,041,244
Affiliated securities	1,613

Net realized gains on investments	281,042,857
Net change in unrealized gains (losses) on investments	880,406

Net realized and unrealized gains (losses) on investments	281,923,263

Net increase in net assets resulting from operations	$275,946,583

The accompanying notes are an integral part of these financial statements.

16  |  Wells Fargo Premier Large Company Growth Fund

Statement of changes in net assets

	Year ended July 31, 2019		Year ended July 31, 2018[1]

Operations
Net investment loss		$(5,976,680)		$(5,025,277)
Net realized gains on investments		281,042,857		395,034,238
Net change in unrealized gains (losses) on investments		880,406		194,196,842

Net increase in net assets resulting from operations		275,946,583		584,205,803

Distributions to shareholders from net investment income and net realized gains
Class A		(157,260,447)		(227,679,727)
Class C		(37,119,006)		(54,543,209)
Class R4		(524,816)		(746,155)
Class R6		(27,912,392)		(37,680,602)
Administrator Class		(7,935,426)		(18,099,486)
Institutional Class		(149,877,161)		(222,234,431)

Total distributions to shareholders		(380,629,248)		(560,983,610)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,978,668	64,852,617	3,267,334	47,146,306
Class C	1,500,469	13,864,166	1,584,503	17,609,853
Class R4	40,306	500,326	75,453	1,179,600
Class R6	43,509,076	654,543,608	1,545,725	24,664,037
Administrator Class	330,627	4,405,388	561,343	8,469,670
Institutional Class	9,977,465	140,174,907	13,231,358	209,203,798

		878,341,012		308,273,264

Reinvestment of distributions
Class A	12,562,848	146,357,178	15,972,127	209,554,313
Class C	3,761,732	32,426,128	4,459,739	46,202,895
Class R4	42,768	522,194	54,558	741,983
Class R6	2,036,361	25,210,147	2,631,345	36,154,683
Administrator Class	643,091	7,646,354	1,320,910	17,607,730
Institutional Class	11,058,800	136,355,009	14,695,591	201,476,557

		348,517,010		511,738,161

Payment for shares redeemed
Class A	(12,892,646)	(172,044,344)	(14,159,720)	(208,175,400)
Class C	(7,522,098)	(72,094,200)	(5,118,687)	(60,638,200)
Class R4	(56,058)	(848,702)	(118,356)	(1,890,437)
Class R6	(3,699,221)	(52,309,727)	(2,515,229)	(39,250,052)
Administrator Class	(1,338,333)	(18,694,385)	(3,480,442)	(50,915,269)
Institutional Class	(44,233,595)	(636,259,361)	(21,905,645)	(330,565,468)

		(952,250,719)		(691,434,826)

Net increase in net assets resulting from capital share transactions		274,607,303		128,576,599

Total increase in net assets		169,924,638		151,798,792

Net assets
Beginning of period		2,551,173,426		2,399,374,634

End of period		$2,721,098,064		$2,551,173,426

[1]

Effective for all filings after November 4, 2018, the SEC prospectively eliminated the requirement to parenthetically disclose undistributed net investment income at the end of the period and permitted the aggregation of distributions, with the exception of tax basis returns of capital. Accumulated net investment loss at July 31, 2018 was $18,243. The disaggregated distributions information for the year ended July 31, 2018 is included in Note 8, Distributions to Shareholders, in the notes to the financial statements.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Premier Large Company Growth Fund  |  17

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS A	2019	2018	2017	2016	2015
Net asset value, beginning of period	$15.10	$15.34	$14.68	$16.28	$14.55
Net investment loss	(0.05)	(0.05)	(0.03)[1]	(0.03)	(0.03)
Net realized and unrealized gains (losses) on investments	1.50	3.56	2.12	(0.52)	1.97

Total from investment operations	1.45	3.51	2.09	(0.55)	1.94
Distributions to shareholders from
Net realized gains	(2.36)	(3.75)	(1.43)	(1.05)	(0.21)
Net asset value, end of period	$14.19	$15.10	$15.34	$14.68	$16.28
Total return[2]	12.97%	26.54%	16.01%	(3.22)%	13.46%
Ratios to average net assets (annualized)
Gross expenses	1.15%	1.15%	1.14%	1.13%	1.16%
Net expenses	1.11%	1.11%	1.11%	1.11%	1.12%
Net investment loss	(0.40)%	(0.34)%	(0.20)%	(0.17)%	(0.18)%
Supplemental data
Portfolio turnover rate	60%	45%	65%	47%	44%
Net assets, end of period (000s omitted)	$1,050,751	$1,048,632	$986,791	$1,697,746	$2,280,107

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18  |  Wells Fargo Premier Large Company Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS C	2019	2018	2017	2016	2015
Net asset value, beginning of period	$11.87	$12.86	$12.64	$14.27	$12.87
Net investment loss	(0.12)[1]	(0.13)[1]	(0.12)[1]	(0.12)[1]	(0.13)[1]
Net realized and unrealized gains (losses) on investments	1.06	2.89	1.77	(0.46)	1.74

Total from investment operations	0.94	2.76	1.65	(0.58)	1.61
Distributions to shareholders from
Net realized gains	(2.36)	(3.75)	(1.43)	(1.05)	(0.21)
Net asset value, end of period	$10.45	$11.87	$12.86	$12.64	$14.27
Total return[2]	12.09%	25.68%	15.05%	(3.92)%	12.65%
Ratios to average net assets (annualized)
Gross expenses	1.90%	1.90%	1.89%	1.88%	1.91%
Net expenses	1.86%	1.86%	1.86%	1.86%	1.87%
Net investment loss	(1.14)%	(1.09)%	(0.95)%	(0.92)%	(0.93)%
Supplemental data
Portfolio turnover rate	60%	45%	65%	47%	44%
Net assets, end of period (000s omitted)	$153,404	$201,138	$206,026	$296,896	$388,290

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Premier Large Company Growth Fund  |  19

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R4	2019	2018	2017	2016	2015
Net asset value, beginning of period	$15.69	$15.75	$15.00	$16.56	$14.75
Net investment income (loss)	(0.03)	(0.00)[1,2]	0.01 [1]	0.02 [1]	0.02
Net realized and unrealized gains (losses) on investments	1.59	3.69	2.17	(0.53)	2.00

Total from investment operations	1.56	3.69	2.18	(0.51)	2.02
Distributions to shareholders from
Net realized gains	(2.36)	(3.75)	(1.43)	(1.05)	(0.21)
Net asset value, end of period	$14.89	$15.69	$15.75	$15.00	$16.56
Total return	13.21%	27.06%	16.30%	(2.91)%	13.82%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.87%	0.86%	0.85%	0.83%
Net expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income (loss)	(0.10)%	(0.02)%	0.09%	0.13%	0.13%
Supplemental data
Portfolio turnover rate	60%	45%	65%	47%	44%
Net assets, end of period (000s omitted)	$3,940	$3,727	$3,559	$3,988	$2,129

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

20  |  Wells Fargo Premier Large Company Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
CLASS R6	2019	2018	2017	2016	2015
Net asset value, beginning of period	$15.87	$15.87	$15.08	$16.62	$14.77
Net investment income (loss)	(0.00)[1,2]	0.02 [1]	0.03 [1]	0.04 [1]	0.05
Net realized and unrealized gains (losses) on investments	1.61	3.73	2.19	(0.53)	2.01

Total from investment operations	1.61	3.75	2.22	(0.49)	2.06
Distributions to shareholders from
Net realized gains	(2.36)	(3.75)	(1.43)	(1.05)	(0.21)
Net asset value, end of period	$15.12	$15.87	$15.87	$15.08	$16.62
Total return	13.40%	27.27%	16.48%	(2.78)%	14.00%
Ratios to average net assets (annualized)
Gross expenses	0.71%	0.72%	0.71%	0.70%	0.68%
Net expenses	0.65%	0.65%	0.65%	0.65%	0.65%
Net investment income (loss)	(0.02)%	0.12%	0.25%	0.28%	0.29%
Supplemental data
Portfolio turnover rate	60%	45%	65%	47%	44%
Net assets, end of period (000s omitted)	$820,383	$196,934	$170,657	$179,198	$166,768

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

Wells Fargo Premier Large Company Growth Fund  |  21

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
ADMINISTRATOR CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$15.35	$15.52	$14.82	$16.41	$14.63
Net investment loss	(0.04)[1]	(0.03)[1]	(0.01)[1]	(0.00)[1,2]	(0.00)[2]
Net realized and unrealized gains (losses) on investments	1.53	3.61	2.14	(0.54)	1.99

Total from investment operations	1.49	3.58	2.13	(0.54)	1.99
Distributions to shareholders from
Net realized gains	(2.36)	(3.75)	(1.43)	(1.05)	(0.21)
Net asset value, end of period	$14.48	$15.35	$15.52	$14.82	$16.41
Total return	13.02%	26.70%	16.14%	(3.13)%	13.73%
Ratios to average net assets (annualized)
Gross expenses	1.07%	1.07%	1.06%	1.04%	1.00%
Net expenses	1.00%	1.00%	1.00%	0.98%	0.95%
Net investment loss	(0.29)%	(0.22)%	(0.06)%	(0.02)%	(0.01)%
Supplemental data
Portfolio turnover rate	60%	45%	65%	47%	44%
Net assets, end of period (000s omitted)	$49,042	$57,582	$82,998	$292,900	$1,129,970

[1]	Calculated based upon average shares outstanding

[2]	Amount is more than $(0.005).

The accompanying notes are an integral part of these financial statements.

22  |  Wells Fargo Premier Large Company Growth Fund

Financial highlights

(For a share outstanding throughout each period)

	Year ended July 31
INSTITUTIONAL CLASS	2019	2018	2017	2016	2015
Net asset value, beginning of period	$15.82	$15.84	$15.06	$16.61	$14.77
Net investment income	0.00 [1,2]	0.01 [1]	0.02 [1]	0.03 [1]	0.03
Net realized and unrealized gains (losses) on investments	1.60	3.72	2.19	(0.53)	2.02

Total from investment operations	1.60	3.73	2.21	(0.50)	2.05
Distributions to shareholders from
Net realized gains	(2.36)	(3.75)	(1.43)	(1.05)	(0.21)
Net asset value, end of period	$15.06	$15.82	$15.84	$15.06	$16.61
Total return	13.38%	27.17%	16.44%	(2.85)%	14.01%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.82%	0.81%	0.80%	0.74%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income	0.02%	0.07%	0.19%	0.23%	0.23%
Supplemental data
Portfolio turnover rate	60%	45%	65%	47%	44%
Net assets, end of period (000s omitted)	$643,578	$1,043,161	$949,344	$1,097,976	$1,313,281

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

The accompanying notes are an integral part of these financial statements.

Wells Fargo Premier Large Company Growth Fund  |  23

Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Premier Large Company Growth Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment companies that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Wells Fargo Asset Management Pricing Committee at Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Wells Fargo Asset Management Pricing Committee which may include items for ratification.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Wells Fargo Asset Management Pricing Committee. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates of securities and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Securities lending

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. When securities are on loan, the Fund receives interest or dividends on those securities. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). Investments in Securities Lending Fund are valued at the evaluated bid price provided by an independent pricing service. Income earned from investment in the Securities Lending Fund (net of fees and rebates), if any, is included in income from affiliated securities on the Statement of Operations.

In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or

24  |  Wells Fargo Premier Large Company Growth Fund

Notes to financial statements

costs in doing so. In such an event, the terms of the agreement allows the unaffiliated securities lending agent to use the collateral to purchase replacement securities on behalf of the Fund or pay the Fund the market value of the loaned securities. The Fund will bear the risk of loss with respect to depreciation of its investment of the cash collateral.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and any net realized gains are recorded on the ex-dividend date and paid at least annually. Such distributions are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles. Dividend sources are estimated at the time of declaration. The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made prior to the Fund’s fiscal year end may be categorized as a tax return of capital at year end.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

As of July 31, 2019, the aggregate cost of all investments for federal income tax purposes was $1,638,133,287 and the unrealized gains (losses) consisted of:

Gross unrealized gains	$1,191,166,803

Gross unrealized losses	(14,324,415)

Net unrealized gains	$1,176,842,388

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassification is due to net operating losses. At July 31, 2019, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Total distributable earnings

$(1,420,015)	$1,420,015

As of July 31, 2019, the Fund had a qualified late-year ordinary loss of $4,559,091 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common fund-level expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

Wells Fargo Premier Large Company Growth Fund  |  25

Notes to financial statements

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of July 31, 2019:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total

Assets
Investments in:

Common stocks

Communication services	$300,612,783	$0	$0	$300,612,783

Consumer discretionary	471,436,377	0	0	471,436,377

Consumer staples	101,005,393	0	0	101,005,393

Financials	107,212,974	0	0	107,212,974

Health care	286,728,311	0	0	286,728,311

Industrials	330,908,712	0	0	330,908,712

Information technology	1,030,490,212	0	0	1,030,490,212

Materials	37,531,049	0	0	37,531,049

Real estate	50,044,213	0	0	50,044,213

Short-term investments

Investment companies	99,005,651	0	0	99,005,651

Total assets	$2,814,975,675	$0	$0	$2,814,975,675

Additional sector, industry or geographic detail is included in the Portfolio of Investments.

For the year ended July 31, 2019, the Fund did not have any transfers into/out of Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”), is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser and providing fund-level administrative services in connection with the Fund’s operations. As compensation for its services under the investment management agreement, Funds Management is entitled to receive a management fee at the following annual rate based on the Fund’s average daily net assets:

Average daily net assets	Management fee

First $500 million	0.700%

Next $500 million	0.675

Next $1 billion	0.650

Next $2 billion	0.625

Next $1 billion	0.600

Next $3 billion	0.590

Next $2 billion	0.565

Next $2 billion	0.555

Next $4 billion	0.530

Over $16 billion	0.505

26  |  Wells Fargo Premier Large Company Growth Fund

Notes to financial statements

For the year ended July 31, 2019, the management fee was equivalent to an annual rate of 0.66% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.275% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee

Class A, Class C	0.21%

Class R4	0.08

Class R6	0.03

Administrator Class, Institutional Class	0.13

Waivers and/or expense reimbursements

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. When each class of the Fund has exceeded its expense cap, Funds Management has waived fees and/or reimbursed expenses from fund-level expenses on a proportionate basis and then from class specific expenses. When only certain classes exceed their expense caps, waivers and/or reimbursements are applied against class specific expenses before fund-level expenses. Funds Management has committed through November 30, 2019 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.11% for Class A shares, 1.86% for Class C shares, 0.80% for Class R4 shares, 0.65% for Class R6 shares, 1.00% for Administrator class shares, and 0.70% for Institutional Class shares. Prior to or after the commitment expiration date, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended July 31, 2019, Funds Distributor received $34,496 from the sale of Class A. No contingent deferred sales charges were incurred by Class A and Class C shares for the year ended July 31, 2019.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class. Class R4 is charged a fee at an annual rate of 0.10% of its average daily net assets. A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Interfund transactions

The Fund may purchase or sell portfolio investment securities to certain other Wells Fargo affiliates pursuant to Rule 17a-7 under the 1940 Act and under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which do not incur broker commissions, are effected at current market prices.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended July 31, 2019 were $1,438,462,381 and $1,547,934,306, respectively.

Wells Fargo Premier Large Company Growth Fund  |  27

Notes to financial statements

6. SECURITIES LENDING TRANSACTIONS

The Fund lends its securities through an unaffiliated securities lending agent and receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any increases or decreases in the required collateral are exchanged between the Fund and the counterparty on the next business day. Cash collateral received is invested in the Securities Lending Fund which seeks to provide a positive return compared to the daily Fed Funds Open Rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments and is exempt from registration under Section 3(c)(7) of the 1940 Act. Securities Lending Fund is managed by Funds Management and is subadvised by WellsCap. Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser.

In the event of counterparty default or the failure of a borrower to return a loaned security, the Fund has the right to use the collateral to offset any losses incurred.

As of July 31, 2019, the Fund had securities lending transactions with the following counterparties which are subject to offset:

Counterparty	Value of securities on loan	Collateral received[1]	Net amount

Bank of America Securities Inc.	$64,986,263	$(64,986,263)	$0

Bank of Nova Scotia	706,774	(706,774)	0

Barclays Capital Inc.	426,153	(426,153)	0

BMO Capital Markets Corp.	802,284	(802,284)	0

Deutsche Bank Securities Inc.	1,757,384	(1,757,384)	0

Jefferies LLC	11,490,030	(11,490,030)	0

Morgan Stanley & Co. LLC	9,708,751	(9,708,751)	0

UBS Securities LLC	2,432,261	(2,432,261)	0

[1]	Collateral received within this table is limited to the collateral for the net transaction with the counterparty.

7. BANK BORROWINGS

The Trust (excluding the money market funds), Wells Fargo Master Trust and Wells Fargo Variable Trust are parties to a $280,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund.

For the year ended July 31, 2019, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended July 31, 2019 and July 31, 2018 were as follows:

	Year ended July 31

	2019	2018

Ordinary income	$2,032,129	$0

Long-term capital gain	378,597,119	560,983,610

As of July 31, 2019, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred

$200,579,451	$1,176,842,388	$(4,559,091)

28  |  Wells Fargo Premier Large Company Growth Fund

Notes to financial statements

Effective for all filings after November 4, 2018, the Securities and Exchange Commission eliminated the requirement to separately state the components of distributions to shareholders under U.S. generally accepted accounting principles. The amounts of distributions to shareholders for the year ended July 31, 2018 were as follows:

Net realized gains

Class A	$227,679,727

Class C	54,543,209

Class R4	746,155

Class R6	37,680,602

Administrator Class	18,099,486

Institutional Class	222,234,431

9. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. As of the end of the period, the Fund invests a concentration of its portfolio in the information technology sector. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

11. NEW ACCOUNTING PRONOUNCEMENT

In August 2018, FASB issued Accounting Standards Update (“ASU”) No. 2018-13, Fair Value Measurement (Topic 820) Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 updates the disclosure requirements for fair value measurements by modifying or removing certain disclosures and adding certain new disclosures. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. Management has adopted the removal and modification of disclosures early, as permitted, and will adopt the additional new disclosures at the effective date.

Wells Fargo Premier Large Company Growth Fund  |  29

Report of independent registered public accounting firm

TO THE SHAREHOLDERS OF THE FUND AND BOARD OF TRUSTEES OF WELLS FARGO FUNDS TRUST:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Wells Fargo Premier Large Company Growth Fund (the Fund), one of the funds constituting Wells Fargo Funds Trust, including the portfolio of investments, as of July 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of July 31, 2019, by correspondence with the custodian, transfer agent and brokers, or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have not been able to determine the specific year that we began serving as the auditor of one or more Wells Fargo Funds investment companies; however we are aware that we have served as the auditor of one or more Wells Fargo Funds investment companies since at least 1955.

Boston, Massachusetts

September 25, 2019

30  |  Wells Fargo Premier Large Company Growth Fund

Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended July 31, 2019.

Pursuant to Section 852 of the Internal Revenue Code, $378,597,119 was designated as a 20% rate gain distribution for the fiscal year ended July 31, 2019.

Pursuant to Section 854 of the Internal Revenue Code, $2,032,129 of income dividends paid during the fiscal year ended July 31, 2019 has been designated as qualified dividend income (QDI).

For the fiscal year ended July 31, 2019, $2,032,129 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures used to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wfam.com, or visiting the SEC website at sec.gov. Information regarding how the proxies related to portfolio securities were voted during the most recent 12-month period ended June 30 is available on the website at wfam.com or by visiting the SEC website at sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT, which is available by visiting the SEC website at sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Wells Fargo Premier Large Company Growth Fund  |  31

Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 152 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief investment officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong, and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he led a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Audit Committee Chair and Investment Committee Chair of the Vincent Memorial Hospital Endowment (non-profit organization). Mr. Ebsworth is a CFA® charterholder.	N/A

Jane A. Freeman (Born 1953)	Trustee, since 2015; Chair Liaison, since 2018	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of The Ruth Bancroft Garden (non-profit organization). She is also an inactive Chartered Financial Analyst.	N/A

Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009; Audit Committee Chairman, since 2019	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (private school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation

Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, from 2009 to 2018	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	N/A

32  |  Wells Fargo Premier Large Company Growth Fund

Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships

David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	N/A

Olivia S. Mitchell (Born 1953)	Trustee, since 2006; Nominating and Governance Committee Chairman, since 2018	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	N/A

Timothy J. Penny (Born 1951)	Trustee, since 1996; Chairman, since 2018	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	N/A

James G. Polisson (Born 1959)	Trustee, since 2018	Retired. Chief Marketing Officer, Source (ETF) UK Services, Ltd, from 2015 to 2017. From 2012 to 2015, Principal of The Polisson Group, LLC, a management consulting, corporate advisory and principal investing company. Chief Executive Officer and Managing Director at Russell Investments, Global Exchange Traded Funds from 2010 to 2012. Managing Director of Barclays Global Investors from 1998 to 2010 and Global Chief Marketing Officer for iShares and Barclays Global Investors from 2000 to 2010. Trustee of the San Francisco Mechanics’ Institute, a non-profit organization, from 2013 to 2015. Board member of the Russell Exchange Traded Fund Trust from 2011 to 2012. Director of Barclays Global Investors Holdings Deutschland GmbH from 2006 to 2009. Mr. Polisson is an attorney and has a retired status with the Massachusetts and District of Columbia Bar Associations.	N/A

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Wells Fargo Premier Large Company Growth Fund  |  33

Other information (unaudited)

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer

Andrew Owen (Born 1960)	President, since 2017	Executive Vice President of Wells Fargo & Company and Head of Affiliated Managers, Wells Fargo Asset Management, since 2014. In addition, Mr. Owen is currently President, Chief Executive Officer and Director of Wells Fargo Funds Management, LLC since 2017. Prior thereto, Executive Vice President responsible for marketing, investments and product development for Wells Fargo Funds Management, LLC, from 2009 to 2014.

Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

Alexander Kymn (Born 1973)	Secretary and Chief Legal Officer, since 2018	Senior Company Counsel of Wells Fargo Bank, N.A. since 2018 (previously Senior Counsel from 2007 to 2018). Vice President of Wells Fargo Funds Management, LLC from 2008 to 2014.

Michael H. Whitaker (Born 1967)	Chief Compliance Officer, since 2016	Senior Vice President and Chief Compliance Officer since 2016. Senior Vice President and Chief Compliance Officer for Fidelity Investments from 2007 to 2016.

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 87 funds and Assistant Treasurer of 65 funds in the Fund Complex.

[2]

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wfam.com.

34  |  Wells Fargo Premier Large Company Growth Fund

Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Wells Fargo Premier Large Company Growth Fund

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 21-22, 2019 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Premier Large Company Growth Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2019, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing investment performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2019. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and investment performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Wells Fargo Asset Management (“WFAM”), of which Funds Management and the Sub-Adviser are a part, a summary of investments made in the business of WFAM, a summary of certain organizational and personnel changes involving Funds Management and the Sub-Adviser, and a description of Funds Management’s and the Sub-Adviser’s business continuity planning programs and of their approaches to data privacy and cybersecurity. The Board received and reviewed information about Funds Management’s role as administrator of the Fund’s liquidity risk management program. The Board also considered the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Wells Fargo Premier Large Company Growth Fund  |  35

Other information (unaudited)

Fund investment performance and expenses

The Board considered the investment performance results for the Fund over various time periods ended December 31, 2018. The Board considered these results in comparison to the investment performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the investment performance of the Fund (Class A) was higher than the average investment performance of the Universe for all periods under review. The Board also noted that the investment performance of the Fund was lower than its benchmark index, the Russell 1000® Growth Index, for the three-, five- and ten-year periods under review, but higher than its benchmark for the one-year period under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the benchmark for the periods identified above. The Board took note of the explanations for the relative underperformance during these periods, including with respect to investment decisions and market factors that affected the Fund’s investment performance. The Board also took note of the Fund’s outperformance relative to the Universe for all periods under review and the benchmark over the one-year period under review.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than, equal to or in range of the median net operating expense ratios of the expense Groups for each share class.

The Board took into account the Fund’s investment performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include, among other things, class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. Given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing proprietary mutual funds compared with those associated with managing assets of other types of clients, including third-party sub-advised fund clients and non-mutual fund clients such as institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable.

36  |  Wells Fargo Premier Large Company Growth Fund

Other information (unaudited)

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of both WFAM and Wells Fargo & Co. (“Wells Fargo”) from providing services to the fund family as a whole. The Board noted that the Sub-Adviser’s profitability information with respect to providing services to the Fund and other funds in the family was subsumed in the WFAM and Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability, including a description of the methodology used to allocate certain expenses. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size, type and age of fund. Based on its review, the Board did not deem the profits reported by Funds Management, WFAM or Wells Fargo from services provided to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

The Board received and considered information about the potential for Funds Management to experience economies of scale in the provision of management services to the Fund, the difficulties of calculating economies of scale at an individual fund level, and the extent to which potential scale benefits are shared with shareholders. The Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. The Board considered that in addition to management fee breakpoints, Funds Management shares potential economies of scale from its management business in a variety of ways, including through fee waiver and expense reimbursement arrangements, services that benefit shareholders, competitive management fee rates set at the outset without regard to breakpoints, and investments in the business intended to enhance services available to shareholders.

The Board concluded that Funds Management’s arrangements with respect to the Fund, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral, and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

Wells Fargo Premier Large Company Growth Fund  |  37

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 219967

Kansas City, MO 64121-9967

Website: wfam.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wfam.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is the trade name for certain investment advisory/management firms owned by Wells Fargo & Company. These firms include but are not limited to Wells Capital Management Incorporated and Wells Fargo Funds Management, LLC. Certain products managed by WFAM entities are distributed by Wells Fargo Funds Distributor, LLC (a broker-dealer and Member FINRA).

This material is for general informational and educational purposes only and is NOT intended to provide investment advice or a recommendation of any kind—including a recommendation for any specific investment, strategy, or plan.

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© 2019 Wells Fargo Funds Management, LLC. All rights reserved.

405485 09-19

A212/AR212 07-19

ITEM 2.	CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended July 31, 2019	Fiscal year ended July 31, 2018
Audit fees	$352,690	$347,729
Audit-related fees	—	—
Tax fees (1)	46,970	46,695
All other fees	—	—

	$399,660	$394,424

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services.

If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the registrant is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the most recent fiscal half-year of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURES OF SECURITIES LENDING ACTIVITES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 13.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	September 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:
/s/ Andrew Owen

Andrew Owen
President

Date:	September 25, 2019

By:
/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	September 25, 2019

By:
/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	September 25, 2019